UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant Filed by a Party other than the Registrant
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
CareDx, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
Message from the
Company’s Management
April 27, 2026
Dear CareDx Stockholder,
2025 was a year of strong execution for CareDx, as we advanced the long‑term strategy we outlined at our Investor Day in October 2024.
Over the past year, we sharpened our focus, strengthened our operating foundation, and made deliberate investments to support sustainable growth and long‑term value creation. Our progress reflects a disciplined approach to building a durable, best‑in‑class financial profile while remaining firmly anchored to our mission to create life‑changing solutions that enable transplant patients to thrive.
I am proud of what our team accomplished in 2025 and grateful for the continued confidence of our stockholders. We remain focused on executing our strategy and advancing our vision of a world where every patient receives the care they need to live longer, fuller lives.
Sincerely,

John W. Hanna | President and CEO

8000 Marina Boulevard, 4th Floor Brisbane, CA 94005
Notice of Annual Meeting
of Stockholders
Dear Stockholder:
You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of CareDx, Inc., a Delaware
corporation (“CareDx,” “we”, “us”, “our”, or the “Company”). The Annual Meeting will be held on Thursday, June 11, 2026 at 10:00
a.m. Pacific Time, virtually via live webcast at http://www.virtualshareholdermeeting.com/CDNA2026.
Meeting Details

Date & Time Thursday, June 11, 2026 at 10:00 a.m. Pacific Time	Location Virtually via live webcast at http://www.virtualshareholder meeting.com/CDNA2026	Record Date April 15, 2026

The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement:

1	To elect five directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;
2	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
3	To approve, on an advisory basis, the compensation of our named executive officers;
4	To approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers;
5	To approve an amendment to our 2024 Equity Incentive Plan to increase the available shares reserved thereunder; and
6	To conduct any other business properly brought before the Annual Meeting and any adjournments or postponements thereof.
Our Board of Directors has fixed the close of business on April 15, 2026 as the record date for the Annual Meeting. Only stockholders of record on April 15, 2026 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon are more fully described in the accompanying proxy statement.
On or about April 27, 2026 we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”)
containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at http://investors.CareDxinc.com/financial-
information/annual-reports.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.
Thank you for your continued support of CareDx.
By order of the Board of Directors,
/s/ Michael D. Goldberg
Chairman of the Board of Directors
Brisbane, California | April 27, 2026
Table of Contents

Proxy Statement for 2026 Annual Meeting of Stockholders	1
Questions and Answers about the Annual Meeting . . . . . . . .	1
Proposal No. 1 Election Of Directors . . . . . . . . . . . . . . . . . . . . .	9
Nominees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9
Vote Required; Board Recommendation . . . . . . . . . . . . . . . . .	9
Board of Directors and Corporate Governance . . . . . . . . . . .	10
Directors with Terms Expiring at the Annual Meeting- Nominees for Director . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11
Continuing Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16
Considerations in Evaluating Director Nominees . . . . . . . . . .	21
Director Independence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21
Board Leadership Structure . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22
Board Diversity of Skills and Expertise . . . . . . . . . . . . . . . . . . .	22
Legal Proceedings with Directors . . . . . . . . . . . . . . . . . . . . . . . .	23
Agreements with Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23
Board and Committee Meetings . . . . . . . . . . . . . . . . . . . . . . . . .	23
Compensation Committee Interlocks and Insider Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26
Stockholder Recommendations for Nominations to the Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	27
Communications with the Board of Directors . . . . . . . . . . . . . .	28
Corporate Governance Guidelines and Code of Business Conduct and Ethics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28
Clawback Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28
Insider Trading Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29
Non-Employee Director Stock Ownership Policy . . . . . . . . . .	29
Executive Officer Stock Ownership Policy . . . . . . . . . . . . . . . .	29
Board of Directors’ Role in Risk Oversight . . . . . . . . . . . . . . . .	30
Director Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31
Director Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . . . .	32
Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm . . . . . . . . .	34
Fees Paid to the Independent Registered Public Accounting Firm . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34
Auditor Independence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35
Audit and Finance Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm . . . . . . . . . . . . . . . . . . . . . .	35
Vote Required; Board Recommendation . . . . . . . . . . . . . . . . .	35
Audit and Finance Committee Report . . . . . . . . . . . . . . . . . . . .	36
Proposal No. 3 Advisory Vote on Executive Compensation	37
Vote Required; Board Recommendation . . . . . . . . . . . . . . . . .	37
Proposal No. 4 Advisory Vote on Frequency of Advisory Votes on Executive Compensation . . . . . . . . . . . . . . . . . . . . . .	38
Vote Required; Board Recommendation . . . . . . . . . . . . . . . . .	38

Proposal No. 5 Approval of an Amendment to 2024 Equity Incentive Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39
Information on Equity Compensation Plans as of March 31, 2026 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40
Taking Action to Reduce Burn Rate and Dilution . . . . . . . . . .	40
Key Features and Governance Practices . . . . . . . . . . . . . . . . .	43
Summary of the 2024 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44
Form S-8 Registration Statement . . . . . . . . . . . . . . . . . . . . . . . .	51
New Plan Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51
Federal Income Tax Consequences . . . . . . . . . . . . . . . . . . . . .	52
Vote Required; Board Recommendation . . . . . . . . . . . . . . . . .	54
Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55
Legal Proceedings with Executive Officers . . . . . . . . . . . . . . .	56
Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	57
Compensation Discussion and Analysis . . . . . . . . . . . . . . . . . .	57
I. Executive Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	57
II. Compensation Philosophy . . . . . . . . . . . . . . . . . . . . . . . . . . .	59
III. Compensation Determination Process . . . . . . . . . . . . . . . .	60
IV. Pay Components . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	62
Compensation and Human Capital Committee Report . . . . .	70
Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . .	71
Grants of Plan-Based Awards . . . . . . . . . . . . . . . . . . . . . . . . . .	73
Outstanding Equity Awards at Fiscal Year-End . . . . . . . . . . . .	74
Option Exercises and Stock Vested . . . . . . . . . . . . . . . . . . . . .	78
Pension Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	78
Pay Ratio Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82
Pay Versus Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	83
Equity Compensation Plan Information . . . . . . . . . . . . . . . . . . .	87
Security Ownership of Certain Beneficial Owners and Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	88
Related Party Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91
Indemnification Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91
Rule 10b5-1 Sales Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	91
Policies and Procedures for Related Party Transactions . . . .	91
Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	92
Delinquent Section 16(a) Reports . . . . . . . . . . . . . . . . . . . . . . .	92
Available Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	92
Note About Forward-Looking Statements . . . . . . . . . . . . . . . . .	92
Householding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	92
Company Website . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	93
Appendix A – 2024 Equity Incentive Plan (including Amendment No. 1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	A-1
Appendix B – Amendment No. 2 to the 2024 Equity Incentive Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	B-1

CareDx Inc.	2026 Proxy Statement | 1
Proxy Statement for 2026
Annual Meeting of Stockholders

Date & Time Thursday, June 11, 2026 at 10:00 a.m. Pacific Time	Location Virtually via live webcast at http://www.virtualshareholder meeting.com/CDNA2026	Record Date April 15, 2026

We sent you this proxy statement and the enclosed proxy card because the Board of Directors (“Board of Directors”) of CareDx,
Inc. (sometimes referred to as “we”, “CareDx” or the “Company”) is soliciting your proxy to vote at the Company’s 2026 annual meeting of stockholders (the “Annual Meeting”) and any postponements, adjournments or continuations thereof. The Annual
Meeting will be held on Thursday, June 11, 2026 at 10:00 a.m. Pacific Time, virtually via live webcast at http://
www.virtualshareholdermeeting.com/CDNA2026. You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may complete, sign and return the enclosed proxy card or submit your proxy through the Internet or by telephone according to the instructions contained in the enclosed proxy card.
The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about April 27, 2026 to all stockholders entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available upon request for inspection by any stockholder, during ordinary business hours at our principal executive offices, for any purpose relating to the Annual Meeting for a period of at least 10 days before the Annual Meeting.
Questions and Answers About the Annual Meeting
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.
What matters am I voting on?
You will be voting on:
•the election of five directors to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;
•a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
•a proposal to approve, on an advisory basis, the compensation of our named executive officers;
•a proposal to approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers;
•a proposal to approve an amendment to our 2024 Equity Incentive Plan (as previously amended by Amendment No. 1, the "2024 Plan") to increase the available shares reserved thereunder; and
•any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.

2 | 2026 Proxy Statement	CareDx Inc.
Proxy Statement for 2026 Annual Meeting of Stockholders
How does our Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote:
•FOR the election of each of the five directors nominated by our Board of Directors and named in this proxy statement to serve for a one-year term;
•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
•FOR the approval of the compensation paid to our named executive officers as disclosed in this proxy statement;
•FOR "1 Year" (annual vote) regarding the frequency of future advisory votes on the compensation of our named executive officers; and
•FOR the approval of an amendment to our 2024 Plan to increase the available shares reserved thereunder.
Will there be any other items of business on the agenda?
If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card concerning those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the Annual Meeting.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on April 15, 2026, the record date for the Annual Meeting (the “Record
Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors.
As of the Record Date, there were 51,547,801 shares of common stock outstanding and entitled to vote.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you are the stockholder of record for such shares. As the stockholder of record, you may vote either electronically at the Annual Meeting or by proxy.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the
Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.
Do I have to do anything in advance if I plan to attend the Annual Meeting?
The Annual Meeting will be a virtual audio meeting of stockholders, which will be conducted via live audio webcast. You are entitled to participate in the Annual Meeting only if you were a holder of our common stock as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
To participate in the Annual Meeting, you will need the control number included on your proxy card or the Notice. The live audio webcast will begin promptly at 10:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Pacific Time and you should allow ample time for the check-in procedures.

CareDx Inc.	2026 Proxy Statement | 3
Proxy Statement for 2026 Annual Meeting of Stockholders
How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the log-in page at http://www.virtualshareholdermeeting.com/CDNA2026.
How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:
•You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 10, 2026 at 1-800-690-6903, or the Internet at www.proxyvote.com.
•You may vote by mail. If you have received printed proxy materials by mail and would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope so that it is received no later than June 10, 2026. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.
•You may vote electronically at the Annual Meeting. If you plan to attend the Annual Meeting, please log into http://
www.virtualshareholdermeeting.com/CDNA2026 as a “Stockholder” using the control number available on your proxy card or the Notice, and vote during the Annual Meeting following the instructions at http://www.virtualshareholdermeeting.com/
CDNA2026.
•Note: If you vote via the Internet, return a proxy card by mail or vote electronically at the Annual Meeting, but do not give any instructions on a particular matter to be voted on at the Annual Meeting. John W. Hanna and Keith Kennedy, the
persons who have been designated as proxy holders by our Board of Directors, will vote the shares you own in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends that you vote FOR the election of each of the five directors nominated by our Board of Directors and named in this proxy statement directors to serve for a one-year term (Proposal No. 1), FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (Proposal No. 2), FOR the approval of the compensation paid to our named executive officers as disclosed in this proxy statement (Proposal No. 3),
FOR "1 Year" (annual vote) regarding the frequency of future advisory votes on the compensation of our named executive officers (Proposal No. 4), and FOR the approval of an amendment to our 2024 Equity Incentive Plan (Proposal No. 5) to
increase the available shares reserved thereunder.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares electronically at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
•entering a new vote by Internet or telephone;
•signing and returning a new proxy card with a later date;
•delivering a written notice of revocation to our Corporate Secretary prior to the Annual Meeting; or
•attending the Annual Meeting and voting electronically.

4 | 2026 Proxy Statement	CareDx Inc.
Proxy Statement for 2026 Annual Meeting of Stockholders
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. John W. Hanna and Keith Kennedy have been designated as proxy holders by our Board of Directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
•FOR the election of each of the directors nominated by our Board of Directors and named in this proxy statement to serve for a one-year term (Proposal No. 1);
•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (Proposal No. 2);
•FOR the approval of the compensation paid to our named executive officers as disclosed in this proxy statement (Proposal No. 3);
•FOR "ONE YEAR" (annual vote) regarding the frequency of future advisory votes on the compensation of our named executive officers (Proposal No. 4);
•FOR the approval of an amendment to our 2024 Equity Incentive Plan (Proposal No. 5) to increase the available shares reserved thereunder; and
•In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual
Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters.
Proposal No. 1 (election of directors), Proposal No. 3 (approval of the compensation of our named executive officers), Proposal No.
4 (approval of the frequency of advisory votes on executive compensation) and Proposal No. 5 (approval of an amendment to our
2024 Equity Incentive Plan to increase the available shares reserved thereunder) are non-routine matters, while Proposal No. 2
(ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 3, or Proposal No. 4, or Proposal No. 5, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see
“What are the effects of abstentions and broker non-votes?” below.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws (the “Bylaws”) and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, at the Annual Meeting or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 51,547,801 shares of common stock outstanding, which means that
25,773,901 shares of common stock must be represented virtually or by proxy at the Annual Meeting to have a quorum. If there is no quorum, either the chairman or chairwoman of the meeting or a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

CareDx Inc.	2026 Proxy Statement | 5
Proxy Statement for 2026 Annual Meeting of Stockholders
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card or vote over the Internet or by telephone that such stockholder wishes to abstain from voting such stockholder’s shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal
No. 2, Proposal No. 3, and Proposal No. 5). However, abstentions will have no impact on the outcome of Proposal No. 1 and No. 5 because they are not considered votes cast for such purposes.
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes are not considered votes cast or entitled to vote on a proposal and therefore will be counted for purposes of calculating whether a quorum is present at the Annual
Meeting, but will not have any effect on the results of Proposals Nos. 1 through 4.
How many votes are needed for approval of each proposal and how are votes counted?
•Proposal No. 1: We have a majority voting standard for uncontested elections of directors, which means that to be elected, a director nominee must receive a majority of the votes cast, i.e. the number of shares voted FOR a director nominee must exceed the votes cast AGAINST that nominee. You may (i) vote FOR each of the nominees, (ii)
WITHHOLD your vote as to each of the nominees, or (iii) vote FOR each of the nominees except for those specific nominees from whom you WITHHOLD your vote. Abstentions and broker non-votes will have no impact on this proposal as they are not considered votes cast for the foregoing purpose and will not be counted as a FOR or AGAINST vote for this proposal. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on
Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.
•Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP requires an affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal.
•Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers requires an affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on
Proposal No. 3, the abstention will have the same effect as a vote AGAINST the proposal. As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation and Human Capital Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.
•Proposal No. 4: The approval, on an advisory basis, of the frequency of advisory votes on the compensation of our named executive officers will be determined by a plurality vote of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. The option receiving the highest number of affirmative votes will be determined to be the preferred frequency. You may vote for "ONE YEAR," "TWO YEARS," or
"THREE YEARS", or you may ABSTAIN. If you ABSTAIN from voting on Proposal No. 4, the abstention will have no effect on the outcome of the proposal. As an advisory vote, this proposal is not binding. However, our Board of Directors and
Compensation and Human Capital Committee will consider the choice that receives the most votes in making future decisions regarding the frequency of future votes on the compensation program for our named executive officers.
•Proposal No. 5: The approval of an amendment to our 2024 Equity Incentive Plan to increase the available shares reserved thereunder requires an affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 5, the abstention will have the same effect as a vote AGAINST the proposal.

6 | 2026 Proxy Statement	CareDx Inc.
Proxy Statement for 2026 Annual Meeting of Stockholders
How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We have retained Innisfree M&A
Incorporated to help us solicit proxies. We will pay Innisfree M&A Incorporated $25,000 plus reasonable expenses for its services.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
Why did I receive the Notice instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.
What does it mean if I received more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Who will count the votes?
The votes will be counted, tabulated and certified by Broadridge Financial Solutions, Inc.
Is my vote confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed either within CareDx or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
Do CareDx’s executive officers and directors have an interest in any of the matters to be acted upon at the
Annual Meeting?
Dr. Cohen, Mr. Riggsbee, Mr. Gunasekaran, Mr. Goldberg and Mr. Hanna each have an interest in Proposal No. 1 (election of directors), as each nominee is currently a member of our Board of Directors. Members of our Board of Directors and our executive officers do not have any interest in Proposal No. 2 (ratification of appointment of independent registered public accounting firm).
Our executive officers have an interest in Proposal No. 3 (approval of the compensation of our named executive officers), as compensation for our current and former executive officers is subject to this vote. Additionally, our executive officers have an interest in Proposal No. 4 (approval of the frequency of advisory votes on executive compensation), as the outcome of this vote impacts how frequently we will conduct advisory votes on executive compensation. Members of our Board of Directors and our executive officers have an interest in Proposal No. 5 (approval of an amendment to our 2024 Equity Incentive Plan to increase the available shares reserved thereunder), as each would be eligible to receive equity awards under the plan.
Will members of the Board of Directors attend the Annual Meeting?
We encourage, but do not require, the members of our Board of Directors to attend the Annual Meeting. Those who do attend will be available to answer appropriate questions from stockholders.

CareDx Inc.	2026 Proxy Statement | 7
Proxy Statement for 2026 Annual Meeting of Stockholders
I share an address with another stockholder, and we received only one paper copy of the proxy materials.
How may I obtain an additional copy of the proxy materials?
We are sending only one annual report and proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This practice, known as “householding,” reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
CareDx, Inc.
Attention: Corporate Secretary
8000 Marina Boulevard, 4th Floor
Brisbane, CA 94005
(415) 287-2300
Stockholders who hold shares in street name may contact their broker, bank or other nominee to request information about householding.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current
Report on Form 8-K (“Form 8-K”) that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us by such date, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 30, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
CareDx, Inc.
Attention: Corporate Secretary
8000 Marina Boulevard, 4th Floor
Brisbane, CA 94005
Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is brought (i) pursuant to our proxy materials with respect to the annual meeting specified in the notice of meeting (or any supplement thereto), (ii) by or at the direction of our Board of Directors, or
(iii) properly before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws.

8 | 2026 Proxy Statement	CareDx Inc.
Proxy Statement for 2026 Annual Meeting of Stockholders
To be timely for our 2027 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:
•not earlier than February 13, 2027; and
•not later than March 15, 2027.
In the event that we hold our 2027 annual meeting of stockholders more than 30 days before or after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:
•the 90th day prior to such annual meeting; or
•the 10th day following the day on which public announcement of the date of such annual meeting is first made.
If a stockholder who has notified us of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
In addition, pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”), the SEC’s universal proxy rule, notices of a solicitation of proxies in support of director nominees other than our own nominees must be postmarked or electronically submitted no later than
April 12, 2027, and each nomination must comply with the SEC regulations under Rule 14a-19, which requires, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If, however, the date of the 2027 annual meeting of stockholders is more than 30 days before or after June 11, 2027, then the Rule 14a-19 deadline shall be the later of 60 calendar days prior to the date of the 2027 annual meeting of stockholders or the 10th calendar day following the day on which we first make a public announcement of the date of our 2027 annual meeting of stockholders. A nomination that does not comply with the requirements set forth in the Certificate of Incorporation and Bylaws will not be considered for presentation at the annual meeting.
We intend to file our proxy statement and white proxy card with the SEC in connection with our solicitation of proxies for our 2027 annual meeting of stockholders.
Nomination of Director Candidates
You may propose director candidates for consideration by our Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Corporate Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance - Stockholder Recommendations for
Nominations to the Board of Directors.”
In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. The stockholder must also give timely notice to our
Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate
Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our Bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive office for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

CareDx Inc.	2026 Proxy Statement | 9
Proposal No. 1
Election of Directors
Our Board of Directors is currently composed of ten members. In accordance with our amended and restated certificate of incorporation (the “Certificate of Incorporation”), our Board of Directors is currently divided into three classes with staggered three-
year terms. At the Annual Meeting, three Class II directors and two Class III directors will be elected for a one-year term to succeed the same classes whose term is then expiring. Following the Annual Meeting, our Board of Directors will be composed of eight members.
Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. The current classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company. However, our Certificate of Incorporation provides for the gradual elimination of the classification of our Board of Directors and provides for the annual election of all directors beginning at our 2027 annual meeting of stockholders.
Peter Maag, Ph.D. and Arthur A. Torres are not standing for re-election at the Annual Meeting and therefore, effective as of immediately following the Annual Meeting, the number of authorized directors on our Board of Directors will be decreased to eight.
The Board of Directors thanks Dr. Maag for his more than thirteen years of service to CareDx and his invaluable contributions to the Board of Directors. The Board of Directors also thanks Mr. Torres for his more than four years of service to CareDx and his invaluable contributions to the Board of Directors.
Nominees
Our Governance and Nominating Committee has recommended, and our Board of Directors has approved, Fred E. Cohen, M.D.,
D. Phil, R. Bryan Riggsbee and Suresh Gunasekaran as nominees for election as Class II directors, and Michael D. Goldberg and
John W. Hanna as nominees for election as Class III directors, at the Annual Meeting. If elected, each nominee will serve until the
2027 annual meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees is currently a director of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate
Governance.”
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the re-election of Dr. Cohen, Mr. Riggsbee, Mr. Gunasekaran,
Mr. Goldberg and Mr. Hanna.  We expect that each nominee will each accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.
Vote Required; Board Recommendation
The election of directors requires the affirmative vote of a majority of the votes cast by stockholders present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no effect on this proposal.

Our Board of Directors recommends a vote “FOR” the election of each of the five directors nominated by our Board of Directors and named in this Proxy Statement to serve for a one-year term.

10 | 2026 Proxy Statement	CareDx Inc.
Board of Directors
and Corporate Governance
Our business affairs are managed under the direction of our Board of Directors, which is currently composed of 10 members. As noted above, our Certificate of Incorporation provides for the gradual elimination of the classification of our Board of Directors and provides for the annual election of all directors beginning at our 2027 annual meeting of stockholders. Consistent with this, at the
Annual Meeting, five directors will be elected for a one-year term.
The following table sets forth the name, age as of April 15, 2026 and certain other information of each of our directors:

Directors with Terms Expiring at the Annual Meeting	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated

Director Nominees
Fred E. Cohen, M.D., D. Phil(4)	II	69	Director	2003	2026	2027
R. Bryan Riggsbee(2)	II	55	Director	2024	2026	2027
Suresh Gunasekaran	II	50	Director	2025	2026	2027
Michael D. Goldberg	III	68	Chairman of the Board of Directors	2011	2026	2027
John W. Hanna	III	46	Director	2024	2026	2027
Departing Directors
Peter Maag, Ph.D.(4)	III	59	Director	2012	2026	—
Arthur A. Torres(3)	III	79	Director	2021	2026	—
Continuing Directors
George W. Bickerstaff, III(1)(2)(3)	I	70	Director	2014	2027	—
Christine M. Cournoyer(1)(2)	I	74	Director	2019	2027	—
Hannah A. Valantine, M.D.(3)(4)	I	74	Director	2021	2027	—
(1)Member of our Compensation and Human Capital Committee
(2)Member of our Audit and Finance Committee
(3)Member of our Governance and Nominating Committee
(4)Member of our Technology and Innovation Committee

CareDx Inc.	2026 Proxy Statement | 11
Board of Directors and Corporate Governance
Director Nominees with Terms Expiring at the Annual Meeting

Fred E. Cohen, M.D., D. Phil Independent Director Age: 69 Independent Director since: 2014 Committees: •Technology and Innovation Committee
Professional Experience
•Founder & Chairman, Monograph Capital Partners (2021 - Present)
•Founder & Senior Managing Director, Vida Ventures (2017 - Present)
•Senior Advisor & Retired Partner, TPG (2001 - Present)
•Professor (Cellular and Molecular Pharmacology), University of California, San Francisco (UCSF)
(1988 - 2016)

Key Skills & Qualifications
•Relevant Industry Experience: Dr. Cohen’s thought leadership in biotechnology as an elected member of the National Academy of Medicine of the National Academy of Sciences and fellow of the
American College of Physicians, among other organizations, and experience as Professor of Cellular and Molecular Pharmacology at UCSF, is an asset to the Board in assessing the firm’s strategy.
•Investment, Finance or Accounting Experience: As founder and Senior Managing Director of Vida
Ventures and as a Partner and more recently a Senior Advisor at TPG, Dr. Cohen is well-versed in investment and financial matters specific to biotechnology companies.
•Public Company Board or Governance Experience: Dr. Cohen has served on multiple public boards and committees including most recently at Progyny, Intellia Therapeutics and Urogen Pharma.

Other Boards
•Director, Kyverna Therapeutics (2020 - Present)
•Director, Progyny (Nasdaq: PGNY) (2019 - 2025)
•Director, Intellia Therapeutics (Nasdaq: NTLA) (2019 - Present)
•Director, Urogen Pharma (Nasdaq: URGN) (2017 - 2024)
•Director, Novotech (2017 - Present)
•Director, Tandem Diabetes (Nasdaq: TNDM) (2013 - 2019)
•Director, Biocryst (Nasdaq: BCRX) (2013 - 2019)
•Director, Five Prime Therapeutics (Nasdaq: FPRX) (2013 - 2018)
•Director, Veracyte (Nasdaq: VCYT) (2013 - 2019)
•Director, Roka Biosciences (Nasdaq: ROKA) (2014 - 2017)
•Director, Quintiles (NYSE: Q) (merged with IQVIA Holdings) (2013 - 2015)
•Director, Genomic Health (Nasdaq: GHDX) (acquired by Exact Sciences) (2005 - 2019)
•Director, Matrix Laboratories (2004 - 2009)

Current Organizations •Member, American Academy of Arts and Sciences •Fellow, National Academy of Medicine •Fellow, American Medical Informatics Association

Previous Organizations
•Trustee, Autistica
•Fellow, American College of Physicians
•Member, Association of American Physicians
•Fellow, Western Association of Physicians
•Member, American Society for Clinical Investigation

Education •Ph.D., Oxford University •M.D., Stanford University •B.S., Yale University

12 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance

R. Bryan Riggsbee Independent Director Age: 55 Independent Director since: 2024 Committees: •Audit & Finance Committee (Chairman)
Professional Experience
•Senior Vice President, CFO - Neogen Corporation (Nasdaq: NEOG) (2025-present)
•Independent Director, Member of the Audit Committee, Member of the Remuneration Committee -
Immunovia AB (2025 - present)
•Senior Vice President, CFO - North America, BioMerieux (2025)
•CFO, Myriad Genetics (Nasdaq: MYGN) (2014 – 2024)
•Interim President and CEO, Myriad Genetics (Nasdaq: MYGN) (2020)
•Senior Vice President, Corporate Finance, Laboratory Corporation of America (LabCorp) (NYSE: LH)
(2004-2014)

Key Skills & Qualifications
•Financial Planning and Analysis
•Strategic Planning
•Risk Management
•Compliance and Regulatory Standards
•Treasury
•Certified Public Accountant licensed in the state of North Carolina

Current Organizations •Neogen Corporation

Previous Organizations •BioMerieux •Myriad Genetics •Laboratory Corporation of America (LabCorp) •General Electric •KPMG

Education •M.B.A., Northwestern University •B.A. (Political Science), University of North Carolina at Chapel Hill •B.A. (Accounting), North Carolina State University

CareDx Inc.	2026 Proxy Statement | 13
Board of Directors and Corporate Governance

Suresh Gunasekaran Independent Director Age: 50 Independent Director since 2025
Professional Experience
•President and CEO, UCSF Health (2022 - Present)
•CEO and the Associate Vice President, University of Iowa Hospitals & Clinics (2018 - 2022)
•Senior Executive Officer, Southwestern Health Resources Population Health Services Company
(2017 - 2018)
•Associate Vice President, Health System Affairs & CIO, Southwestern Medical Center (2004 - 2014)
•Chief Operations Officer, UT Southwestern Medical Center (2015 - 2018)

Key Skills & Qualifications
•Relevant Industry Experience: Mr. Gunasekaran brings more than 20 years of executive leadership experience in healthcare administration and information technology, including as President and Chief
Executive Officer of UCSF Health and previously as Chief Executive Officer of University of Iowa
Hospitals & Clinics. His track record leading large, complex academic medical centers—along with prior roles as Chief Information Officer and Chief Operations Officer at UT Southwestern and
leadership experience at Vanderbilt Children’s Hospital—provides the Board with valuable perspective on healthcare delivery, operational excellence, technology-enabled innovation, and growth strategy.

Current Organization •CEO, UCSF Health

Previous Organizations •University of Iowa Hospitals & Clinics •Southwestern Health Resources Population Health Services Company •Southwestern Medical Center

Education •M.B.A., Southern Methodist University

14 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance

Michael Goldberg Chairman of the Board of Directors Age: 68 Independent Director since 2011
Professional Experience
•Partner, Mohr Davidow Ventures (2005 - 2011)
•Founder & CEO, Axion (1987 - 1995) (acquired by Bristol-Myers Squibb, NYSE: BMS)
•Partner, Sevin Rosen Management Company (1985 - 1987)
•Director (Corporate Development), Cetus Corporation (1981 - 1985)

Key Skills & Qualifications
•Relevant Industry Knowledge: Mr. Goldberg has a track record of leadership in healthcare, as the former CEO of Axion and a founding and a former Board member of the California Institute for
Regenerative Medicine. Mr. Goldberg is also a former director of Cetus Corporation, which developed the foundational PCR technology for precision medicine.
•Public Company Board or Governance Experience: As a director at multiple public companies, Mr.
Goldberg has extensive experience working with management teams and Board members on business matters and governance policies.
•Business and Operations Leadership Experience: Mr. Goldberg’s experience as founder and CEO of
Axion, as well as Executive Chair at DNAnexus and Senior Executive and Venture Capital Investor
with numerous companies in the Life Sciences industry, helps the Board develop and oversee our operations and business strategy.

Other Boards
•Executive Chairman & Director, DNAnexus (2013 - Present)
•Chairman, YorLabs (2018 - Present)
•Chairman, iRhythm Technologies (Nasdaq: IRTC) (2007 - 2010)
•Chairman, Crescendo Biosciences (2007 - 2010) (acquired by Myriad Genetics, Nasdaq: MYGN)
•Director, eHealth (Nasdaq: EHTH) (1999 - 2021)
•Director, Genomic Health (acquired by Exact Sciences, Nasdaq: EXAS) (2001 - 2007)

Previous Organizations
•Founding Board Member, California Institute for Regenerative Medicine
•Board Member, Western Association of Venture Capitalists
•Advisory Board Member, Harvard Center for Genetics and Genomics
•Advisory Board Member, Berkeley Center for Law and Technology
•Advisory Board Member, UCSF Center for Translational and Policy Research on Personalized
Medicine
•Advisory Board Member, Stanford Distinguished Careers Institute
•Trustee, National Childhood Cancer Foundation

Education •M.B.A., Stanford Graduate School of Business •B.A., Brandeis University

CareDx Inc.	2026 Proxy Statement | 15
Board of Directors and Corporate Governance

John W. Hanna Director, President and Chief Executive Officer of CareDx Age: 46 Director since 2024
Professional Experience
•President and Chief Executive Officer, CareDx, Inc. (2024 - Present)
•Vice President, Corporate Development (Pacific Biosciences of California, Inc. (2023 – 2024)
•CEO, Apton Biosystem, Inc. (2021 – 2023)
•Chief Commercial Officer, Veracyte, Inc. (2011 – 2021)

Key Skills & Qualifications
•Relevant Industry Knowledge: Mr. Hanna has over two decades of experience in the molecular diagnostics and life sciences tools industries.
•Business and Operations Leadership Experience: Mr. Hanna previously served as CEO of Apton
Biosystems, Inc. where he led the development of a high throughput next-generation sequencing
(NGS) platform for liquid biopsy and other clinical applications. The company was acquired by Pacific
Biosciences of California, Inc. in August 2023, where he served as Vice President of Corporate
Development. Mr. Hanna previously spent ten years at Veracyte, Inc., an oncology diagnostics company in the fields of thyroid, lung, breast, and prostate cancer, where he held numerous roles including Chief Commercial Office and Vice President of Marketing. Prior to Veracyte, Mr. Hanna
held leadership roles at Humana and IBM.

Current Organization •CareDx, Inc.

Previous Organizations •Pacific Biosciences of California, Inc. •Apton Biosystem, Inc. •Veracyte, Inc.

Education •M.B.A., University of Miami •B.S. (Political Science), Hampden Sydney College

16 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance
Continuing Directors

George W. Bickerstaff, III Independent Director Age: 70 Independent Director since 2014 Committees: •Audit & Finance Committee •Governance & Nominating Committee •Compensation & Human Capital Committee
Professional Experience
•Partner & MD, M.M. Dillon & Co. (2005 - Present)
•CFO, Novartis Pharma AG (2000 - 2005)
•EVP & CFO, Workspace (1999 - 2000)
•EVP & CFO, Uniscribe Professional Services (1998 - 1999)
•EVP & CFO, Intellisource Group (1998)
•Vice President (Finance), Cognizant (1997)
•CFO, IMS Health (1990 - 1997)
•Senior Vice President (Finance), Dun & Bradstreet (NYSE: DNB) (1985 – 1989)
•Auditor & Engineer, General Electric (1978 - 1984)

Key Skills & Qualifications
Mr. Bickerstaff was selected to serve on the Board based on his extensive experience in financial leadership, healthcare operations, and public company governance. He has served as Chief Financial
Officer for multiple global healthcare and life sciences organizations and has significant expertise in financial reporting, capital markets, mergers and acquisitions, and risk management. Mr. Bickerstaff also brings substantial experience in public company board service, including audit, finance, and governance oversight at publicly traded biotechnology and healthcare companies.
The Board believes his background provides valuable perspective in overseeing financial integrity, strategic transactions, and regulatory risk.

Other Boards
•Director, InCarda Therapeutics (2020 - 2023)
•Director, Innoviva (Nasdaq: INVA) (2017 - 2023)
•Director, RoosterBio (2017 - 2020)
•Chairman, Optical Academy (2017 - 2019)
•Independent Chairman, Cardax (2016 - 2021)
•Director, Aegis Health Analytics (2014 - 2016)
•Director, Sio Gene Therapies (Nasdaq: SIOX) (2018 - 2020)
•Director, Inovio Pharmaceuticals (Nasdaq: INO) (2017 - 2018)
•Director, Ariad Pharmaceuticals (Nasdaq: ARIA) (2016 - 2017)
•Director, Viventia Bio Inc. (2015 - 2017)
•Director, Cyclica Inc. (2010 - 2014)
•Director, BMP Sunstone (Nasdaq: BJGP) (2008 - 2009)
•Director, Vion Pharmaceuticals (Nasdaq: VION) (2005 - 2008)
•Director, Amazys Holding (2005 - 2006)

Current Organizations •Founding Member, The Global Leaders •Chairman, International Vaccine Institute

Previous Organizations
•Vice Chairman, International Centre for Missing & Exploited Children
•Chairman, Global Oncology
•Director, Center for Disease Dynamics, Economics & Policy Inc.
•Director, Gavi, the Vaccine Alliance

Education •B.S., Rutgers University •B.A., Rutgers University

CareDx Inc.	2026 Proxy Statement | 17
Board of Directors and Corporate Governance

Christine M. Cournoyer Independent Director Age: 74 Independent Director since 2019 Committees: •Audit & Finance •Compensation & Human Capital (Chairwoman)
Professional Experience
•Chairman & CEO, N-of-One (2012 - 2019)
•Vice President (Clinical Analytics), Optum (part of UnitedHealth Group) (2010 - 2011)
•President & COO, Picis (acquired by UnitedHealth Group) (2006 - 2010)
•Managing Director (Solutions), Harte-Hanks (2005 - 2006)
•CIO & Division Vice President, IBM (NYSE: IBM) (1995 - 2002)
•SVP, CIO, Lotus Development (1994 - 1995)

Key Skills & Qualifications
•Relevant Industry Knowledge: Ms. Cournoyer has extensive experience as an executive in the life sciences industry and healthcare technology, including at N-of-One, Optum and Picis.
•M&A or Corporate Development Experience: Ms. Cournoyer has led or contributed to two transformative M&A transactions - while CEO at N-of-One, Ms. Cournoyer led the strategic sales process and successful sale to QIAGEN, and while at Picis, she contributed to Picis’ sale to
UnitedHealth Group in an executive capacity.
•Investment, Finance or Accounting Experience: Ms. Cournoyer managed P&L, raised capital and managed cash operations for different organizations including N-of-One, Picis and IBM, among others.
•Risk Management: As a former CIO, Ms. Cournoyer has a deep understanding of IT controls and cyber security.

Other Boards
•Chairman, Spok Holdings (Nasdaq: SPOK) (2022 - Present)
•Director, Emerson Hospital (2012 - 2018)
•Director, BJ’s Wholesale Club (NYSE: BJ) (2008 - 2011)
•Director, GTEC (2003 - 2006)
•Director, Lightbridge (Nasdaq: LTBR) (2002 - 2003)
•Director, Stride Rite (Nasdaq: LRN) (2001 - 2007)

Current Organizations •Editorial Board Member, Clinical OMICs •Board of Advisors, Manning School of Business •Member, Madam Chair

Education •M.A., Northeastern University •B.S., University of Massachusetts Lowell

18 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance

Hannah A. Valantine, M.D. Independent Director Age: 74 Independent Director since 2021 Committees: •Governance & Nominating Committee •Technology and Innovation Committee (Chairwoman)
Professional Experience
•Professor of Medicine, Stanford School of Medicine (2000 - Present)
•Chief Officer (Scientific Workforce Diversity), National Institutes of Health (2014 - 2020)
•Senior Associate Dean for Diversity and Leadership, Stanford School of Medicine (2005 - 2014)
•Assistant Professor of Medicine, Stanford School of Medicine (1987 - 2000)
•Registrar, Hammersmith Hospitals NHS Trust

Key Skills & Qualifications
•Relevant Industry Knowledge: Dr. Valantine has more than thirty-five years of expertise in transplant medicine. She is an international leader in the development and application of genomic-based diagnostics for acute rejection, having led the first ever randomized controlled trial of gene-
expression profiling published in the New England Journal of Medicine, setting the stage for FDA approval. She further advanced the field by publishing the first application of donor-derived cell-free
DNA as a sensitive and specific biomarker for heart transplant rejection, an approach that has become widely adopted across all other solid organ transplants. Her pioneering work across several platforms has enabled the advancement of a multi-modality approach to molecular diagnostics services.
•ESG: Dr. Valantine’s experience in ESG matters spans more than two decades. She is nationally recognized for her transformative approaches to enhancing both gender and racial diversity among faculty. As the inaugural Senior Associate Dean for Diversity and Leadership at Stanford University
School of Medicine, and then as the inaugural NIH Chief Officer for scientific workforce diversity, she has built and disseminated successful national programs to ensure both workforce diversity and health equity across the NIH research ecosystem.

Other Boards •Director, BridgeBio Pharma (Nasdaq: BBIO) (2021 - Present) •Director, Pacific Biosciences (Nasdaq: PACB) (2021 - Present)

Current Organizations •Founder & Principal, HAV •Member, National Academy of Medicine •Member, Stanford Cardiovascular Institute

Previous Organizations •President (Western State Affiliation), American Heart Association

Education •M.D., London University •Fellowship, Stanford University •M.B.B.S., London University

CareDx Inc.	2026 Proxy Statement | 19
Board of Directors and Corporate Governance
Non-Continuing Directors

Peter K. Maag, Ph.D. Independent Director Age: 59 Independent Director since 2024 Committees: •Technology and Innovation Committee
Professional Experience
•CEO, Kyverna Therapeutics (Nasdaq: KYTX) (2022 - 2024)
•Executive Chairman, CareDx (Nasdaq: CDNA) (2020 - 2021)
•CEO & President, CareDx (Nasdaq: CDNA) (2012 - 2020)
•Division President, Novartis Diagnostics AG (NYSE: NVS) (2009 - 2012)
•CEO & Country President, Novartis AG, Germany (NYSE: NVS) (2006 - 2008)
•CEO & Country President, Novartis AG, Korea (2003 - 2005)
•Head of Division (Franchise Infectious Diseases), Novartis AG (2002 - 2003)
•Head of Strategy (Pharma Division), Novartis AG (2001 - 2002)
•Associate Principal, McKinsey & Company (1994 - 2001)

Key Skills & Qualifications
•Business and Operations Leadership Experience: Dr. Maag’s 20+ years of executive management experience in the pharmaceutical and diagnostic industry including as former CEO of CareDx and as
President of Diagnostics qualify him to advise the Board on matters specific to CareDx’s business and strategy.
•Risk Management: Dr. Maag has deep expertise in risk management as he has served as a director of multiple healthcare companies, including Novartis, MiroMatrix Medical, and as the former
Chairman and CEO of CareDx.
•M&A or Corporate Development Experience: Dr. Maag served in positions at Novartis Pharma and
Novartis Diagnostics including as Head of Strategy where he was instrumental in the global growth of the organization. During his tenure at CareDx, he has led multiple acquisitions and financial transactions.

Other Boards
•Director, Kyverna Therapeutics (2022 - 2024)
•Director, MiroMatrix Medical (2021 - 2023), MiroMatrix was acquired by United Therapeutics
(Nasdaq: UTHR) in December 2023
•Director, Phoenix Pharmahandel (2012 - Present)
•Director, MolecularMD (2012 - 2020)
•Director, Chiron France (2009 - 2012)
•Director, Novartis AG, Germany (2006 - 2008)
•Director, Zuellig Pharma (2003 - 2005)
•Director, Novartis, Korea (2003 - 2005)

Current Organizations •Director, Personalized Medicine Coalition •Director, BluLake Ventures LLC

Education •Ph.D., University of Berlin •MSc, University of Heidelberg, University of London

20 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance

Arthur A. Torres Independent Director Age: 79 Independent Director since 2021 Committees: •Governance & Nominating Committee (Chairman)
Professional Experience
•Regent Emeritus University of California Board of Regents
•Vice Chair Emeritus, California Institute for Regenerative Medicine
•Director, San Francisco Municipal Transportation Agency (2017 - 2020)
•President & Member, San Francisco Public Utilities Commission (2010 - 2014)
•Member Covered California Board of Directors
•Chairman, California Democratic Party (1996 - 2009)
•Senator, California State Senate (1982 - 1994)
•Chair, California Senate Insurance Committee
•Chair, California Senate Toxics Committee
•Assembly Member, California State Assembly ( 1974 - 1982)
•Chair, California Assembly Health Committee (1978 - 1994)

Key Skills & Qualifications
•Regulatory and Legal Experience: Mr. Torres’ extensive career in politics and government and background in law qualifies him to advise on regulatory and legal matters.
•Relevant Industry Knowledge: As Chair of the California Assembly Health Committee and California
Senate Insurance Committee and the Vice Chair of One Legacy, an organ transplant foundation, Mr.
Torres has the experience necessary to set strategy for our organization.
•ESG: During his tenure in the California state legislature, Mr. Torres worked to provide a voice for his constituents as co-author of the California Clean Water Act and consultant on immigration reform, among other initiatives.

Current Organization •Lifeguard Health Networks, Member, Board of Directors •PFM, Board Member, Member Audit Committee

Previous Organizations
•Vice Chair Emeritus, California Institute for Regenerative Medicine
•Vice Chair, Emeritus, One Legacy, an Organ Transplant Foundation
•Alumni Regent & President Emeritus, University of California Alumni Association
•Alumni Regent Emeritus, University of California
•Board Member Emeritus, Covered California
•Fellow, German Marshal Fund
•JFK Teaching Fellow, Harvard University
•Visiting Professor, University of San Francisco School of Nursing

Education •J.D., University of California Davis School of Law •B.A. (Government), University of California Santa Cruz

CareDx Inc.	2026 Proxy Statement | 21
Board of Directors and Corporate Governance
Considerations in Evaluating Director Nominees
Our Governance and Nominating Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Governance and Nominating Committee will consider the composition of our Board of
Directors, including, without limitation, issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and other commitments.
Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Our Governance and Nominating Committee requires the following minimum qualifications to be satisfied by any nominee for a position on our Board of Directors: (i) the highest personal and professional ethics and integrity, (ii) proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, (iii) skills that are complementary to those of the existing Board of Directors, (iv) the ability to assist and support management and make significant contributions to our success, and (v) an understanding of the fiduciary responsibilities that are required of a member of our Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Governance and Nominating Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body in terms of experiences and backgrounds, and our Governance and
Nominating Committee considers a broad range of factors in identifying new nominees. In determining nominations of directors, our
Governance and Nominating Committee may take into account the benefits of varying viewpoints, industry experience, academic experience, and educational backgrounds. Our Governance and Nominating Committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. After completing its review and evaluation of director candidates, our Governance and Nominating Committee recommends to our full Board of Directors the director nominees for selection.
Director Independence
Our common stock is listed on the Nasdaq Global Market. Under the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), independent directors must comprise a majority of a listed company’s Board of Directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s Board of Directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit and Finance Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and the Nasdaq Rules. In addition, Compensation and Human Capital Committee members must satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act and the Nasdaq Rules.
Our Board of Directors has undertaken a review of the independence of each director and considered whether such director has a material relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out the director’s responsibilities. As a result of this review, our Board of Directors has determined that Mr. Goldberg, Mr. Bickerstaff, Dr.
Cohen, Dr. Maag, Ms. Cournoyer, Mr. Gunasekaran, Mr. Riggsbee, Senator Torres and Dr. Valantine are “independent directors”
as defined under the applicable rules and regulations of the SEC and the Nasdaq Rules. Accordingly, all of the members, including the chairman or chairwoman, of each of the Audit and Finance Committee, the Compensation and Human Capital Committee, and
the Governance and Nominating Committee are independent directors.

22 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance
Board Leadership Structure
Our Board of Directors has an independent Chairman, Mr. Goldberg, and we believe that having independent leadership is an important component of our governance structure. Our independent Chairman has authority, among other things, to preside over
Board of Directors meetings, including meetings of the independent directors, and to call special meetings of our Board of
Directors. Accordingly, the independent Chairman has substantial ability to shape the work of our Board of Directors. We currently believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board of Directors to monitor whether management’s actions are in the best interests of our Company and our stockholders.
In addition, we believe that separation of the roles of Chairman and Chief Executive Officer enhances the accountability of our
Chief Executive Officer to our Board of Directors and encourages balanced decision making. While our Chief Executive Officer is responsible for our day-to-day leadership and operations, our independent Chairman provides guidance to our Board of Directors and sets the agenda for the meetings of the Board of Directors.
However, no single leadership model is right for all companies and at all times. Our Board of Directors recognizes that, depending on the circumstances, other leadership models, such as combining the role of Chairman with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board of Directors periodically reviews its leadership structure and will continue to evaluate and implement the leadership structure that it concludes most effectively supports our Board of Directors in fulfilling its responsibilities.
Board Diversity of Skills and Expertise
The Board of Directors believes its current composition provides an appropriate balance of industry expertise, financial experience, and operational leadership, enabling effective oversight of the Company’s strategy, risk management, and long-term value creation.
The following is an overview of the collective experiences, qualifications and attributes of our Board of Directors. Please see the sections titled “Directors with Terms Expiring at the Annual Meeting-Nominees for Director” and “Continuing Directors” for individual details regarding the experience and expertise of each of our directors.

Director Skills / Qualifications	Goldberg	Bickerstaff	Cohen	Cournoyer	Gunasekaran	Hanna	Maag	Riggsbee	Torres	Valantine	Board Composition

Relevant Industry Knowledge	●	●	●	●	●	●	●	●	●	●	10 of 10
Business and Operations Leadership Experience	●	●	●	●	●	●	●	●			8 of 10
Investment, Finance or Accounting Experience	●	●	●	●	●	●	●	●	●		9 of 10
Public Company Board or Governance Experience	●	●	●	●	●	●	●	●	●		9 of 10
Risk Management	●	●	●	●	●	●	●	●			8 of 10
M&A or Corporate Development Experience	●	●	●	●	●	●	●	●			8 of 10
Regulatory and Legal Experience	●	●	●	●	●	●	●	●	●		9 of 10
Female				●						●	2 of 10
Independent	●	●	●	●	●		●	●	●	●	9 of 10

CareDx Inc.	2026 Proxy Statement | 23
Board of Directors and Corporate Governance
Legal Proceedings with Directors
There are no legal proceedings related to any of the directors or director nominees that require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.
Agreements with Directors
None of the directors or nominees for director was selected pursuant to any arrangement or understanding, other than compensation arrangements in the ordinary course of business.
Board and Committee Meetings
During fiscal year 2025, our Board of Directors held six meetings (including regularly scheduled and special meetings), and took action by written consent. Each director attended at least 97% of the aggregate of (i) the total number of meetings of our Board of
Directors held during the period for which he or she served as a director, and (ii) the total number of meetings held by the Audit and
Finance Committee, Compensation and Human Capital Committee, and Governance and Nomination Committee of our Board of
Directors on which he or she served during the periods that he or she served.
It is the policy of our Board of Directors to regularly have separate meeting times for independent directors without management.
Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.
Our Board of Directors has four standing committees: the Audit and Finance Committee, the Compensation and Human Capital
Committee, the Governance and Nominating Committee and the Technology and Innovation Committee. The composition and responsibilities of each of the committees of our Board of Directors following the Annual Meeting are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.

	Audit and Finance Committee	Governance and Nominating Committee	Compensation and Human Capital Committee	Technology and Innovation Committee

George W. Bickerstaff, III	●	●	●
Fred E. Cohen, M.D., D. Phil		●		●
Christine M. Cournoyer	●		C
Michael D. Goldberg		C
Suresh Gunasekaran		●
R. Bryan Riggsbee	C
Hannah A. Valantine, M.D.			●	C
●Committee Member
CCommittee Chairman or Chairwoman

24 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance
Audit and Finance Committee
We have a separately-designated standing audit and finance committee established in accordance with Section 3(a)(58)(A) of the
Exchange Act. Our Audit and Finance Committee is currently comprised of R. Bryan Riggsbee, George W. Bickerstaff, III and
Christine M. Cournoyer, each of whom is a non-employee member of our Board of Directors. Mr. Riggsbee has served as the
Chairman of our Audit and Finance Committee since his appointment to our Board of Directors in March 2024. Our Board of
Directors has determined that each of the members of our Audit and Finance Committee satisfies the requirements for independence and financial literacy under the rules and regulations of the SEC, including Rule 10A-3 under the Exchange Act and the Nasdaq Rules. Our Board of Directors has determined that each of Messrs. Riggsbee, Bickerstaff, and Ms. Cournoyer qualifies as an “audit committee financial expert” as defined by the applicable SEC rules and satisfies the financial sophistication requirements of the Nasdaq Rules. This designation does not impose on Messrs. Riggsbee, Bickerstaff and Ms. Cournoyer any
duties, obligations or liabilities that are greater than those generally imposed on them as members of our Audit and Finance
Committee and our Board of Directors. Our Audit and Finance Committee is responsible for, among other things:
•appointing, compensating and overseeing the work of our independent registered public accounting firm;
•reviewing the qualifications, performance and independence of our independent registered public accounting firm;
•pre-approving any audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing our internal accounting and financial controls, including procedures for the treatment of complaints on accounting controls, internal accounting controls or auditing matters and procedures for the submission of confidential, anonymous employee comments about questionable accounting or auditing matters;
•providing to our Board of Directors such information and materials as it may deem necessary to make our Board of
Directors aware of significant financial matters that require the attention of our Board of Directors;
•overseeing our financial and treasury policies and strategies, including our cash position, capital structure and strategies, and insurance coverage;
•reviewing the terms and conditions of material financing plans and making recommendations to our Board of Directors on such plans;
•reviewing our Board of Directors’ delegated authority to our officers and related spending and transaction authority guidelines, matrices or policies;
•reviewing with our management and independent registered public accounting firm the organization and performance of our internal audit function;
•reviewing and discussing with our management and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements and financial statements included in our publicly filed reports;
•reviewing and approving related party transactions;
•preparing and providing the report of the Audit and Finance Committee that the SEC requires in our annual proxy statements;
•reviewing our guidelines and policies with respect to risk assessment and risk management, including risks relating to our accounting matters, financial reporting, legal and regulatory compliance and general business risks and the steps taken by management to monitor and control these exposures;
•assisting with the resolution of any actual or potential conflicts of interest with respect to members of our Board of
Directors; and
•reviewing and evaluating, at least annually, the performance of the Audit and Finance Committee and its members.
Our Audit and Finance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq Rules. A copy of the charter of our Audit and Finance Committee is available on our website at www.caredx.com in the Corporate Governance section of our Investors webpage. During fiscal year 2025, our Audit and Finance Committee held seven standalone meetings.

CareDx Inc.	2026 Proxy Statement | 25
Board of Directors and Corporate Governance
Compensation and Human Capital Committee
Our Compensation and Human Capital Committee is comprised of Christine M. Cournoyer and George W. Bickerstaff, III, each of whom is a non-employee member of our Board of Directors. Ms. Cournoyer serves as the Chairwoman of our Compensation and
Human Capital Committee. Our Board of Directors has determined that each member of our Compensation and Human Capital
Committee meets the requirements for independence under the rules and regulations of the SEC, including Rule 10C-1 under the
Exchange Act, and the Nasdaq Rules and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
Our Compensation and Human Capital Committee is responsible for, among other things:
•reviewing and approving all salaries, incentive awards and bonuses, equity awards, severance arrangements, change in control agreements and any other compensation and benefit plans for our Chief Executive Officer and all other executive officers;
•administering our equity compensation plans and the issuance of stock options and other stock-related awards not granted pursuant to a plan;
•reviewing, at least annually, our stock plans, performance goals, incentive awards and the overall composition and coverage of its compensation plans;
•preparing and providing the annual report on executive compensation that the SEC requires in our annual proxy statements;
•reviewing the results of any stockholder advisory vote on executive compensation and considering whether to recommend adjustments to our executive compensation policies and practices as a result of such vote;
•reviewing and recommending to our Board of Directors for approval the frequency with which we will conduct the stockholder advisory vote on named executive officer compensation, taking into account the results of the most recent stockholder advisory vote;
•evaluating risks arising from our compensation plans, policies and programs for our employees;
•developing and implementing policies with respect to the recovery of any excess compensation paid to our executive officers based on erroneous data;
•evaluating and making recommendations to our Board of Directors about director compensation;
•overseeing our overall compensation philosophy, compensation plans and benefits programs;
•overseeing and reviewing our human capital management practices, including talent management and diversity, equity and inclusion considerations in the context of our compensation plans, programs and pay equity practices; and
•reviewing and evaluating, at least annually, the performance of the Compensation and Human Capital Committee and its
members.
Our Compensation and Human Capital Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq Rules. A copy of the charter of our Compensation and Human Capital Committee is available on our website at www.caredx.com in the Corporate Governance section of our Investors webpage. During fiscal year
2025, our Compensation and Human Capital Committee held five standalone meetings.
Our Compensation and Human Capital Committee adopted an Equity Award Grant Policy, pursuant to which our Compensation and Human Capital Committee delegated our Chief Executive Officer the power and authority, separately but concurrently with the power and authority of our Compensation and Human Capital Committee, to grant stock options, restricted stock awards and stock-
settled stock appreciation rights under our 2024 Equity Incentive Plan to our employees (other than executives and directors), consultants or advisors of our company that are natural persons.

26 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance
Compensation Committee Interlocks and Insider Participation
No member of our Compensation and Human Capital Committee in fiscal year 2025 was at any time during 2025 or at any other time an officer or employee of ours, and none had or have any relationships with us that are required to be disclosed under
Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation and Human Capital Committee during fiscal year 2025.
Governance and Nominating Committee
Our Governance and Nominating Committee is comprised of Arthur A. Torres, George W. Bickerstaff, III and Hannah A. Valantine,
M.D., each of whom is a non-employee member of our Board of Directors. Senator Torres serves as the Chairman of our
Governance and Nominating Committee. Following the Annual Meeting, Michael Goldberg will serve as the Chairman of the
Governance and Nominating Committee. Our Board of Directors has determined that each member of our Governance and
Nominating Committee meets the requirements for independence under the Nasdaq Rules. Our Governance and Nominating
Committee is responsible for, among other things:
•reviewing and making recommendations regarding the composition and size of our Board of Directors and determine the relevant criteria (including any minimum qualifications) for membership on our Board of Directors;
•overseeing our Board of Directors’ evaluation process, including conducting periodic evaluations of the performance of our
Board of Directors as a whole and each committee of our Board of Directors, and evaluating the performance of members of our Board of Directors eligible for re-election;
•reviewing and recommending candidates for election to our Board of Directors (including candidates proposed by our stockholders) at the annual meeting of stockholders in compliance with our policies and procedures for consideration of
Board of Directors candidates;
•reviewing disclosures about our nomination process in our annual proxy statement;
•reviewing and making recommendations about our corporate governance guidelines and overseeing compliance with laws and regulations by our Board of Directors and its committees;
•overseeing and providing input to management on our risks, policies, strategies and programs related to matters of sustainability, corporate social responsibility, corporate culture, corporate governance, and other important governance matters that impact the Company’s workforce, patients, and the broader community;
•overseeing our compliance program, including policies and practices designed to ensure our compliance with applicable legal, regulatory and ethical requirements, except with respect to matters of financial compliance, which are the responsibility of the Audit and Finance Committee;
•overseeing our response to regulatory actions and investigations (except for financial, accounting and internal control matters, which are responsibilities of the Audit and Finance Committee) and investigating any matter within the scope of its responsibilities that it determines appropriate;
•determining the manner in which stockholders may send communications to our Board of Directors, as well as the process by which stockholder communications will be relayed to our Board of Directors and what our Board of Directors’ response, if any, should be;
•reviewing governance-related stockholder proposals and recommending our Board of Directors’ responses;
•reviewing and approving conflicts of interest of our directors and corporate officers, other than related party transactions reviewed by the Audit and Finance Committee; and
•reviewing and evaluating, at least annually, the performance of the Governance and Nominating Committee and its
members.

CareDx Inc.	2026 Proxy Statement | 27
Board of Directors and Corporate Governance
Our Governance and Nominating Committee operates under a written charter that satisfies the Nasdaq Rules. A copy of the charter of our Governance and Nominating Committee is available on our website at www.caredx.com in the Corporate
Governance section of our Investors webpage. During fiscal year 2025, our Governance and Nominating Committee held six standalone meetings.
Technology and Innovation Committee
Our Technology and Innovation Committee is comprised of Hannah A. Valantine, M.D., Fred E. Cohen, M.D., D. Phil and Peter
Maag, Ph.D., each of whom is a non-employee member of our Board of Directors. Dr. Valantine serves as the Chairwoman of our
Technology and Innovation Committee. Our Technology and Innovation Committee is responsible for, among other things:
•meeting with our science and technology leaders to review our internal research and technology development activities and providing input as it deems appropriate;
•reviewing technologies that we consider for licensing or acquisition and providing input as it deems appropriate;
•reviewing our development of our technical goals and research and development strategies and providing input as it deems appropriate;
•periodically reporting to our Board of Directors regarding the Technology and Innovation Committee’s review and assessment of our internal technology development, technology assessment, technology review and technical goals and research and development strategies and any other matters as it deems appropriate; and
•reviewing and evaluating, at least annually, the performance of the Technology and Innovation Committee and its
members.
Our Technology and Innovation Committee operates under a written charter. During fiscal year 2025, our Technology and
Innovation Committee held two standalone meetings.
Stockholder Recommendations for Nominations to the Board of Directors
Our Governance and Nominating Committee will consider candidates for director recommended by stockholders holding at least one percent of our fully diluted capitalization continuously for at least 12 months prior to the date of the submission of the recommendation. Our Governance and Nominating Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above.
This process is designed to ensure that our Board of Directors includes members with diversity of experience, skills and expertise, including appropriate financial and other expertise relevant to our business. Stockholders wishing to recommend a candidate for nomination should contact our Corporate Secretary in writing. Such recommendations must include:
•the candidate’s name;
•home and business contact information;
•detailed biographical data;
•relevant qualifications;
•a signed letter from the candidate confirming willingness to serve on our Board of Directors;
•information regarding any relationships between the candidate and CareDx; and,
•evidence of the recommending stockholder’s ownership of our common stock.
Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board of Directors’ membership. Our Governance and Nominating Committee has discretion to decide which individuals to recommend for nomination as directors.

28 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance
A stockholder can nominate a candidate directly for election to our Board of Directors by complying with the procedures in
Section 2.4(ii) of our Bylaws and the rules and regulations of the SEC. Any eligible stockholder who wishes to submit a nomination should review the requirements in our Bylaws on nominations by stockholders. Any nomination should be sent in writing to our
Corporate Secretary at CareDx, Inc., 8000 Marina Boulevard, 4th Floor, Brisbane, California 94005. To be timely for our 2027 annual meeting of stockholders, our Corporate Secretary must receive the nomination no earlier than February 13, 2027 and no later than March 15, 2027. The notice must state the information required by Section 2.4(ii) of our Bylaws and otherwise must comply with applicable federal and state law.
In addition, pursuant to Rule 14a-19, the SEC’s universal proxy rule, notices of a solicitation of proxies in support of director nominees other than our own nominees must be postmarked or electronically submitted no later than April 12, 2027, and each nomination must comply with the SEC regulations under Rule 14a-19, which requires, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If, however, the date of the 2027 annual meeting of stockholders is more than 30 days before or after June 11, 2027, then the Rule 14a-19 deadline shall be the later of 60 calendar days prior to the date of the 2027 annual meeting of stockholders or the 10th calendar day following the day on which we first make a public announcement of the date of our 2027 annual meeting of stockholders. A nomination that does not comply with the requirements set forth in the
Certificate of Incorporation and Bylaws will not be considered for presentation at the annual meeting. We intend to file a proxy statement and white proxy card with the SEC in connection with our solicitation of proxies for our 2027 annual meeting of stockholders.
Communications with the Board of Directors
Stockholders wishing to communicate with our Board of Directors or with an individual member of our Board of Directors may do so by writing to our Board of Directors or to the particular member of our Board of Directors, and mailing the correspondence to our
Chief Financial Officer at CareDx, Inc., 8000 Marina Boulevard, 4th Floor, Brisbane, California 94005. Our Chief Financial Officer
will review all incoming stockholder communications (excluding mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material), and if deemed appropriate, the stockholder communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the
Chairman of the Board of Directors. This procedure does not apply to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.
Corporate Governance Guidelines and Code of Business Conduct and
Ethics
Our Board of Directors has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at www.caredx.com in the Corporate Governance section of our Investors webpage. We intend to post any amendments to our Code of Business Conduct and Ethics, and any waivers of our Code of Business Conduct and Ethics for directors and executive officers, on the same website.
Clawback Policy
Effective October 1, 2023, our Board of Directors adopted a restated compensation recovery (“clawback”) policy pursuant to the listing standards approved by The Nasdaq Stock Market LLC implementing Rule 10D-1 under the Exchange Act. The clawback policy is administered by our Compensation and Human Capital Committee and applies to current and former executive officers of the Company as defined in Rule 10D-1 (each an “Affected Officer”). Under the clawback policy, if the Company is required to prepare an accounting restatement to correct the Company’s material noncompliance with any financial reporting requirement under securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current

CareDx Inc.	2026 Proxy Statement | 29
Board of Directors and Corporate Governance
period or left uncorrected in the current period (collectively, a “Restatement”), the Company is obligated to recover erroneously awarded incentive-based compensation received from the Company by Affected Officers. Incentive-based compensation includes any compensation that is granted, earned or vested based in whole or in part on the attainment of a financial reporting measure. Erroneously awarded incentive-based compensation is the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on an applicable Restatement.
Insider Trading Policy
Our Board of Directors has adopted an insider trading policy. Our insider trading policy prohibits our directors, officers (including our executive officers), employees and agents, as well as their immediate family members, from engaging in short sales of our securities and from engaging in transactions in publicly-traded options and other derivative securities with respect to our securities.
This prohibition extends to any hedging or similar transactions designed to decrease the risks associated with holding our securities. Our insider trading policy also prohibits us from transacting in our securities unless in compliance with U.S. federal securities laws and restricts certain individuals, including our directors and executive officers, from pledging our securities as collateral for loans absent pre-clearance and the satisfaction of other conditions. A copy of our Insider Trading Policy is filed as
Exhibit 19.1 to our 2025 Annual Report on Form 10-K.
Non-Employee Director Stock Ownership Policy
Our Compensation and Human Capital Committee has adopted a stock ownership policy that is applicable to each of our non-
employee directors. Our Compensation and Human Capital Committee believes this policy is an important tool in aligning the interests of our non-employee directors with the long-term interests of our stockholders.
This policy requires that our non-employee directors hold shares of our common stock with a value equal to at least three times such director’s annual cash retainer for service on our Board of Directors (excluding service on any committee of our Board of
Directors). For purposes of calculating ownership under this policy, the following sources are included: shares held in the director’s name; shares held in trust for the benefit of the director or their family; shares held by the director jointly with, or separately by, certain family members of the director; shares held by the director through a profit sharing or savings plan; the “in the money”
portion of vested, but unexercised, stock options or stock-settled stock appreciation rights; shares issued or vested pursuant to the achievement of the performance conditions of a performance-based equity award even if such shares are subject to additional time-based vesting requirements (the “Vested Performance Awards”); vested restricted stock units (“RSU” or “RSUs”) awards;
deferred share units; shares held by the director under any deferral plan; and restricted stock or phantom stock held by the director.
The following shares do not count towards the requirements: (i) shares that directors have the right to acquire through the exercise of stock options or stock appreciation rights that are not “in the money”, (ii) shares underlying stock options or stock appreciation rights that have not yet vested or (iii) shares that may be issued pursuant to unvested performance-based restricted stock units
(“PRSUs”) or other performance-based equity awards (other than Vested Performance Awards).
For purposes of these requirements, a director’s annual cash retainer shall be deemed to be the director’s annual cash retainer earned by such director for the calendar year immediately preceding the applicable date of calculation. To give our non-employee directors time to comply with our stock ownership policy, the policy provides that our non-employee directors have until the first annual meeting of stockholders held after the date that is six years following their appointment as a director to comply with the stock ownership provisions in the policy.
Executive Officer Stock Ownership Policy
Our Compensation and Human Capital Committee adopted a stock ownership policy that is applicable to each of our executive officers. Our Compensation and Human Capital Committee believes this policy is an important tool in aligning the interests of our executive officers with the long-term interests of our stockholders.

30 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance
This policy requires that our executive officers hold shares of our common stock with a value equal to a multiple of their base salary, as follows: 3X in the case of our Chief Executive Officer and 1X in the case of each of our other executive officers. For purposes of calculating ownership under this policy, the following sources are included: shares held in the executive officer’s name;
shares held in trust for the benefit of the executive officer or their family; shares held by the executive officer jointly with, or separately by, certain family members of the executive officer; shares held by the executive officer through a profit sharing or savings plan; the “in the money” portion of vested, but unexercised, stock options or stock-settled stock appreciation rights; Vested
Performance Awards; vested RSU awards; deferred share units; shares held by the executive officer under any deferral plan; and
restricted stock or phantom stock held by the executive officer.
The following shares do not count towards the requirements: (i) shares that the executive officers have the right to acquire through the exercise of stock options or stock appreciation rights that are not “in the money”, (ii) shares underlying stock options or stock appreciation rights that have not yet vested or (iii) shares that may be issued pursuant to unvested PRSUs or other performance-
based equity awards (other than Vested Performance Awards).
For purposes of these requirements, an executive officer’s base salary during any calendar year is deemed to be their base salary as of 5:00 p.m. PT on December 31st of the immediately preceding year. To give our executive officers time to comply with our stock ownership policy, the policy provides that our executive officers have until the first annual meeting of stockholders held after the date that is six years following the date such individual first becomes an executive officer to comply with the stock ownership provisions in the policy.
Board of Directors’ Role in Risk Oversight
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational risks. We have designed and implemented processes to manage risk in our operations.
Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management.
Our Board of Directors believes that open communication between management and our Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our Board of Directors, where, among other topics, they discuss strategy, operational performance and risks facing us. While our Board of Directors is ultimately responsible for risk oversight, our board committees assist our Board of Directors in fulfilling its oversight responsibilities in certain areas of risk as follows:
Audit and Finance Committee - It assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. The Committee also reviews our major financial risk exposures, including liquidity risks, and the steps management has taken to monitor and control these exposures. In addition, the Committee monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk, as well as cybersecurity risks as further described below.
Governance and Nominating Committee - assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure and corporate governance.
Compensation and Human Capital Committee - assesses risks created by the incentives inherent in our compensation and human capital policies.
Finally, our full Board of Directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

CareDx Inc.	2026 Proxy Statement | 31
Board of Directors and Corporate Governance
With respect to cybersecurity risks, our Board of Directors and Audit and Finance Committee each receive regular presentations and reports on developments in the cybersecurity space, including risk management practices, recent developments, evolving standards, vulnerability assessments, third-party and independent reviews, the threat environment, technological trends, and information security issues encountered by our peers and third parties. Our Board of Directors and Audit and Finance Committee
also receive prompt and timely information regarding any cybersecurity risk that meets pre-established reporting thresholds.
Annually, our Board of Directors and Audit and Finance Committee discuss our approach to overseeing cybersecurity threats with our Chief Technology Officer and other senior management members. We also conduct periodic assessments and testing of our policies, standards, processes, and practices in a manner designed to address cybersecurity threats and events. The results of such assessments, audits, and reviews are evaluated by management and reported to our Audit and Finance Committee, and we adjust our cybersecurity policies, standards, processes, and practices as necessary based on the information provided by these assessments, audits, and reviews. For further information regarding our oversight of cybersecurity risks, please see the
“Cybersecurity” section of our Annual Report on Form 10-K for the year ended December 31, 2025 that was filed with the SEC on
February 25, 2026.
Workforce Diversity
We are a global company with employees from numerous countries around the world. We aim to hire the best talent which includes individuals with varying educational, demographic, and geographic backgrounds. Our senior leadership team includes leaders with diverse skills, academic training, industry experience, racial backgrounds and genders. We aim to assemble a workforce that is reflective of the patients and caregivers we serve so we may better understand their perspectives and needs. We have a zero-
tolerance policy for discrimination.
Director Compensation
Compensation Policy
Directors who are employees do not receive any additional compensation for their service on our Board of Directors. We reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at
Board of Directors and committee meetings in accordance with our travel policy. In fiscal year 2025, our non-employee directors received cash compensation and RSU awards pursuant to our outside director compensation policy in effect during 2025 as set forth below.
Effective January 6, 2025, our Compensation and Human Capital Committee approved an amendment and restatement of our outside director compensation policy, which amended the vesting schedules with respect to annual grants of options (if any) and
RSUs to provide that: (i) any then-unvested options fully vest on the day immediately before the first annual meeting of our stockholders that occurs after the grant date, and (ii) RSUs vest on the earlier of the first anniversary of the grant date and the day immediately before the first annual meeting of stockholders that occurs after such grant date. The amended and restated policy also removed quarterly retainers previously provided to Mr. Goldberg for his additional efforts and services while serving as a member of the Office of the Chief Executive Officer.
Effective June 13, 2025, our Compensation and Human Capital Committee approved a further amendment and restatement of our outside director compensation policy, pursuant to which, during fiscal year 2025, the independent Chairman of our Board of
Directors received an annual retainer of $100,000, our other non-employee directors received an annual retainer of $50,000 for their service on our Board of Directors, members of our Audit and Finance Committee, Compensation and Human Capital
Committee, Governance and Nominating Committee and Technology and Innovation Committee, other than the chairman or chairwoman of each such committee, received an additional annual retainer of $10,000, $7,500, $5,000 and $5,000, respectively, and the chairman or chairwoman of our Audit and Finance Committee, Compensation and Human Capital Committee, Governance
and Nominating Committee and Technology and Innovation Committee each received an additional annual retainer of $20,000,
$15,000, $10,000 and $10,000, respectively. All annual retainers were paid quarterly and pro-rated for partial service in any year.
Our non-employee directors are entitled to elect the ratio of shares of our common stock to cash issuable or payable to the non-
employee director for the payment of the annual retainers.

32 | 2026 Proxy Statement	CareDx Inc.
Board of Directors and Corporate Governance
Pursuant to our amended outside director compensation policy, any director first appointed to our Board going forward is automatically granted, on a nondiscretionary basis, an award of RSUs having a grant date fair value of $400,000, rounded down to the nearest whole share. The RSUs vest at a rate of one-third on each one-year anniversary of the grant date. In addition, on the first business day after the annual meeting of our stockholders, each non-employee director who continues to serve on our Board of Directors is automatically granted, on a nondiscretionary basis, an award of RSUs having a grant date fair value of $225,000, rounded down to the nearest whole share. These annual RSUs vest in full on the earlier of the first anniversary of the grant date and the day immediately before the first annual meeting our stockholders that occurs after such grant date. The vesting of the options and the RSUs described above will accelerate in full upon a “change in control,” as defined in our 2024 Plan.
Notwithstanding any provisions in our outside director compensation policy, pursuant to the terms of our 2024 Plan, (a) no outside director may be granted, in any fiscal year, cash and equity-based compensation having a value of greater than $1,500,000 in the fiscal year of such director’s initial service as an outside director, and (b) no outside director may be granted, in any fiscal year, cash and equity-based compensation having a value greater than $750,000.
Director Compensation Table
The following table sets forth the compensation accrued or paid by us to our non-employee directors during the year ended
December 31, 2025 for service on our Board of Directors and its committees.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)	Total ($)

Michael D. Goldberg	138,736	(3)	224,995	363,731
George W. Bickerstaff, III	70,247		224,995	295,242
Fred E. Cohen, M.D., D. Phil	52,747		224,995	277,742
Christine M. Cournoyer	72,747		224,995	297,742
William A. Hagstrom	24,025	(4)	—	24,025
Peter Maag, Ph.D.	52,747		224,995	277,742
R. Bryan Riggsbee	67,747		224,995	292,742
Arthur A. Torres	57,747		224,995	282,742
Hannah A. Valantine, M.D.	62,747		224,995	287,742
Suresh Gunasekaran	9,647		399,990	409,637
(1)Amounts represent the aggregate fair value of the stock awards computed as of the grant date of each stock award in accordance with
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 11 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 that was filed with the SEC on February 25, 2026.
(2)As of December 31, 2025, each of our then-current non-employee directors held the following number of unvested RSUs granted in 2025: Mr.
Goldberg: 12,103; Mr. Bickerstaff: 12,103; Dr. Cohen: 12,103; Ms. Cournoyer: 12,103; Mr. Gunasekaran: 27,453; Dr. Maag: 12,103; Mr.
Riggsbee: 12,103; Mr. Torres: 12,103 and Dr. Valantine: 12,103.
(3)Amount includes (i) $46,284 representing the portion of Mr. Goldberg’s annual retainer paid in cash and $92,452 representing the aggregate fair value of the stock award granted to Mr. Goldberg in lieu of the remaining portion of his annual cash retainer fee computed as of the grant date of each stock award in accordance with FASB ASC Topic 718. Mr. Goldberg elected to receive such portion of his annual cash retainer fee in the form of shares of our common stock pursuant to our outside director compensation policy. Our assumptions with respect to the calculation of these values are set forth in Note 11 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 that was filed with the SEC on February 25, 2026.
(4)William A. Hagstrom stepped down from the Board when his term expired at the 2025 Annual Meeting.

CareDx Inc.	2026 Proxy Statement | 33
Board of Directors and Corporate Governance
Deferral Election Program
In December 2018, our Compensation and Human Capital Committee approved an RSU and performance restricted stock unit, or
PRSU, deferral election program, which is still in effect, pursuant to which our non-employee directors, executive officers and certain other employees may elect, on an annual basis, to defer the settlement of all RSU and performance unit awards granted to such individuals until the first to occur of (i) a “change in control,” as defined in our 2014 Equity Incentive Plan (the “2014 Plan”),
(ii) the individual’s death, or (iii) a specified number of years following the individual’s separation of service with us, in which case the shares will settle in a number of substantially equal annual installments selected by the individual, on every June 30 starting in the calendar year immediately following the year in which the individual incurs a separation of service.
Non-employee directors who elect to defer the settlement of RSU and performance units must make these deferral elections by the end of the calendar year preceding the date of the grant of the stock award (or on such earlier date as specified by us). As of
December 31, 2025, none of our non-employee directors held any deferred stock awards, except for Mr. Goldberg, who previously elected to defer the settlement of RSUs, with an aggregate value of $49,229 as of December 31, 2025, and Dr. Maag, who elected to defer the settlement of RSUs, with an aggregate value of $ 3,902,781 as of December 31, 2025. Not only does the RSU and performance unit deferral election program allow our eligible participants to defer the federal income taxes otherwise payable upon the delivery of RSUs, but our Compensation and Human Capital Committee also believes that with respect to non-employee directors and executives who avail themselves of the deferral features, such persons will necessarily hold our common stock for a longer period of time. Accordingly, any deferred RSUs will continue to align such portion of our non-employee directors’ and named executive officers’ compensation with the interests of our stockholders for a longer period of time than would be provided by typical vesting periods.

34 | 2026 Proxy Statement	CareDx Inc.
Proposal No. 2
Ratification of Appointment of
Independent Registered Public
Accounting Firm
Our Audit and Finance Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2026. Deloitte also served as our independent registered public accounting firm for our fiscal year ended December 31, 2025. Deloitte was appointed as our independent registered public accounting firm on April 10, 2018. In evaluating Deloitte's continued engagement, our Audit and
Finance Committee considered Deloitte's tenure, independence, and qualifications, as well as the benefits of auditor continuity and institutional knowledge. The Audit and Finance Committee confirmed that the lead audit partner has been rotated in accordance with Public Company Accounting Oversight Board requirements, which mandate rotation of the lead audit partner at least every five years.
At the Annual Meeting, stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Stockholder ratification of the appointment of Deloitte is not required by our Bylaws or other applicable legal requirements. However, our Board of Directors is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present virtually or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our Audit and Finance Committee. Even if the appointment is ratified, our Audit and Finance
Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2026 our Audit and Finance Committee believes that such a change would be in the best interests of
CareDx and its stockholders. A representative of Deloitte is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if they wish to do so and is expected to be available to respond to appropriate questions from stockholders.
Fees Paid to the Independent Registered Public Accounting Firm
The following table sets forth fees in connection with services rendered by Deloitte, our independent registered public accounting firm, for our fiscal years ended December 31, 2025 and 2024.

	2025	2024

Audit Fees(1)	$2,428,400	$2,422,838
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	3,790	3,790
Total	$2,432,190	$2,426,628
(1)Audit Fees include fees and out-of-pocket expenses, whether or not yet invoiced, for professional services associated with the annual audit of our financial statements, the reviews of our interim financial statements, statutory audits, and the issuance of consents in connection with registration statement filings with the SEC.
(2)All Other Fees include any fees billed that are not audit, audit-related or tax fees. All other fees include fees for a subscription service to a technical accounting research tool.

CareDx Inc.	2026 Proxy Statement | 35
Proposal 2
Auditor Independence
In 2025, there were no other professional services provided by Deloitte that would have required our Audit and Finance Committee to consider their compatibility with maintaining the independence of Deloitte.
Audit and Finance Committee Policy on Pre-Approval of Audit and
Permissible Non-Audit Services of Independent Registered Public
Accounting Firm
Our Audit and Finance Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit and Finance Committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm to ensure that the provision of such services does not impair such accounting firm’s independence. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and other services up to specified amounts. The pre-approval of services may be delegated to one or more of the Audit and Finance Committee’s members, but the decision must be reported to the full Audit and
Finance Committee at its next scheduled meeting. In the fiscal years ended December 31, 2025, and 2024, services and related fees identified above under the captions “Audit Fees” and “All Other Fees” that were billed by Deloitte were approved by the Audit and Finance Committee in accordance with SEC requirements.
Vote Required; Board Recommendation
The ratification of the appointment of Deloitte requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. We do not expect any broker non-votes on this proposal.

Our Board of Directors recommends a vote “FOR” the ratification of the appointment of Deloitte
& Touche LLP as our independent registered public accounting firm for our fiscal year ending
December 31, 2026.

36 | 2026 Proxy Statement	CareDx Inc.
Audit and Finance Committee
Report
The information contained in the following Audit and Finance Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that CareDx, Inc. (the “Company”) specifically incorporates it by reference in such filing.
The Audit and Finance Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm. The Audit and
Finance Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public
Company Accounting Oversight Board and the Securities and Exchange Commission (the “SEC”).
The Audit and Finance Committee has received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit and Finance Committee concerning independence, and has discussed with Deloitte its independence.
Based on the review and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Respectfully submitted by the members of the Audit and Finance Committee of the Board of Directors:
R. Bryan Riggsbee
George W. Bickerstaff, III
Christine M. Cournoyer

CareDx Inc.	2026 Proxy Statement | 37
Proposal No. 3
Advisory Vote on
Executive Compensation
Pursuant to the proxy rules under the Exchange Act and as required by Section 951 of the Dodd-Frank Wall Street Reform and
Consumer Protection Act (the “Dodd-Frank Act”), we are presenting to our stockholders with a non-binding, advisory vote to approve the compensation of our named executive officers as described in this proxy statement. This proposal is commonly referred to as a “Say-on-Pay” proposal. In accordance with the results of the advisory vote held at our 2020 annual meeting of stockholders on the frequency of future say-on-pay votes, we are conducting say-on-pay votes every year. After the Annual
Meeting, our next say-on-pay vote will be held at our 2027 annual meeting of stockholders.
The compensation of our named executive officers is designed to attract, motivate and retain talented and experienced executives, who are critical to our success. Our executive compensation contains elements of cash and equity-based compensation. Our
Board of Directors and our Compensation and Human Capital Committee believe that our executive compensation directly and substantially link rewards to measurable corporate performance and are designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-
term financial and strategic goals. The process for determining compensation packages requires that our Board of Directors and our Compensation and Human Capital Committee use judgment and experience to determine the optimal components and amounts of compensation for each named executive officer.
The Say-on-Pay vote gives you as a stockholder the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon our Board of Directors or our Compensation and Human Capital Committee. However, our
Board of Directors and our Compensation and Human Capital Committee value the opinion of our stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.
We encourage our stockholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2025.
Vote Required; Board Recommendation
The advisory approval of this Proposal No. 3 requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal. Although this vote is advisory in nature and does not impose any action on our Board of Directors or our Compensation and Human Capital Committee, we strongly encourage all stockholders to vote on this matter.

Our Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

38 | 2026 Proxy Statement	CareDx Inc.
Proposal No. 4
Advisory Vote on Frequency
of Advisory Votes on Executive
Compensation
Under the Dodd-Frank Act, we are required, every six years, to provide our stockholders with an opportunity to make a non-
binding, advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers.
After careful consideration, our Board of Directors recommends that future non-binding advisory votes on the compensation of our named executive officers be held every year so that stockholders may express annually their views on our executive compensation program. Our Board of Directors believes that holding the advisory vote to approve named executive officer compensation annually will allow for timely and valuable feedback from stockholders on executive compensation matters. Gaining an understanding of the reasons behind an advisory vote for or against named executive officer compensation in a given year will require engagement with stockholders, and refining compensation programs warrants thoughtful deliberation and analysis.
Stockholders are not voting to approve or disapprove the Board of Directors’ recommendation. Instead, stockholders may indicate their preference regarding the frequency of future non-binding advisory votes on the compensation of our named executive officers by selecting “ONE YEAR,” “TWO YEARS” or “THREE YEARS.” Stockholders that do not have a preference regarding the frequency of future advisory votes may “ABSTAIN” from voting on the proposal.
As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation and Human Capital
Committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes on the compensation of our named executive officers.
Vote Required; Board Recommendation
You have four choices for voting on this proposal. You can choose whether future non-binding advisory votes on the compensation of our named executive officers should be conducted every “ONE YEAR,” “TWO YEARS,” or “THREE YEARS.” Under the rules issued by the SEC, you may also “ABSTAIN” from voting. The frequency that receives the greatest number of votes cast by stockholders on this matter at the meeting will be deemed to be the preferred frequency option of our stockholders. Broker non‑votes will have no effect on this proposal as they are not considered votes cast for the foregoing purpose. This proposal is considered to be a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.
Although this vote is advisory in nature and does not impose any action on our Board of Directors or our Compensation and Human
Capital Committee, we strongly encourage all stockholders to vote on this matter.

Our Board of Directors recommends a vote “FOR” the selection of “ONE YEAR” as the frequency with which we will hold an advisory vote to approve the compensation of our named executive officers.

CareDx Inc.	2026 Proxy Statement | 39
Proposal No. 5
Approval of Amendment to the 2024
Equity Incentive Plan
Alignment of the 2024 Plan with the Interests of the Company and
Stockholders
CareDx is a growth company in the biotechnology industry based principally in San Francisco, California. We operate in a highly competitive labor market and believe equity compensation is an important component of our overall compensation program to attract and retain the talent and skills necessary to execute our long‑term strategy. We use equity compensation as a long‑term incentive to align the interests of employees and officers with those of stockholders and to motivate sustained performance over time.
To achieve our objective of recruiting the right talent to meet our long-term plan, at the Annual Meeting, the Company’s stockholders will be asked to approve an amendment to the 2024 Plan to increase the available shares reserved thereunder by
1,600,000 shares, or approximately 3.1% of common shares issued and outstanding, subject to adjustment as provided in the 2024
Plan, and an equivalent increase to the number of shares of stock available for grant pursuant to incentive stock options (“ISOs”).
The amendment to the 2024 Plan was approved unanimously by the Board of Directors at its meeting on April 21, 2026. No other changes are contemplated by the amendment to the 2024 Plan.
The 2024 Plan was originally adopted by our Board of Directors on April 24, 2024 and became effective June 13, 2024, following approval by our stockholders at our 2024 Annual Meeting. The 2024 Plan has been an important factor in attracting, retaining, motivating, and rewarding certain employees, officers, directors and consultants by closely aligning the interests of such individuals with those of our stockholders. We believe the Amendment to the 2024 Plan as proposed aligns the interest of our employees and executive officers with that of stockholders. We also believe that equity compensation is by its very nature performance based.
As of March 31, 2026, approximately 9 executive officers, 783 employees (excluding executive officers), and 10 non-employee directors were eligible to participate in the 2024 Plan.
As discussed below, the Board of Directors believes the 2024 Plan is essential to the Company’s continued success as it remains committed to the Company’s historical philosophy of incentivizing employees by tying a significant portion of their compensation to the interests of the Company’s stockholders. As of March 31, 2026, there were 1,855,798 shares available for grant under all equity plans including 1,786,835 shares available for grant under the 2024 Plan. The Company has determined that an increase to the shares reserved under the 2024 Plan by 1,600,000 shares will allow the Company to continue providing meaningful incentives to its service providers under the 2024 Plan. The Board of Directors believes the proposed share reserve appropriately balances the need to provide competitive equity incentives with the goal of limiting stockholder dilution over time.
If the stockholders approve this proposal, the amendment to the 2024 Plan will become effective as of the date of stockholder approval. If stockholders do not approve this proposal, the amendment to the 2024 Plan described in this proposal will not take effect.

40 | 2026 Proxy Statement	CareDx Inc.
Proposal 5
Information on Equity Compensation Plans as of March 31, 2026
As of March 31, 2026, a total of 51,274,651 shares of our common stock were outstanding and the fair market value of our common stock was $17.36 per share based on the closing sale price of our common stock on the Nasdaq Global Market. The following table sets forth information regarding equity awards outstanding under our Equity Plans as of March 31, 2026 other than the CareDx, Inc. 2014 Employee Stock Purchase Plan (“2014 ESPP”). As of March 31, 2026, 613,740 shares of our common stock remained available for future issuance pursuant to the 2014 ESPP.

As of March 31, 2026	Equity Plans(1)

Total shares underlying outstanding stock options	2,433,684
Weighted average exercise price of outstanding stock options	$20.62
Weighted average remaining life of outstanding stock options (in years)	1.98
Total shares underlying outstanding RSUs	4,209,704
Total shares underlying outstanding PRSUs(2)	627,793
Total number of shares remaining available for future awards under our equity plans(1)	1,855,798
(1)Comprised of the CareDx, Inc. 2025 Inducement Equity Incentive Plan, the 2024 Plan, the CareDx, Inc. 2019 Inducement Equity Incentive
Plan and CareDx, Inc. 2016 Inducement Equity Incentive Plan (collectively, the “Equity Plans”) and excluding the 2014 ESPP. The number of shares remaining available for future grant under the 2024 Plan reflects PRSUs that have not yet been earned and remain subject to on-going performance periods at the target payout even though a lesser or greater number of shares may be or have been issued. Actual shares delivered will be based on the performance results outlined in the specific plan governing the PRSUs.
(2)Assumes performance at the target performance level even though a lesser or greater number of shares may be or have been issued. Actual shares delivered will be based on the performance results outlined in the specific plan governing the PRSUs.
Taking Action to Reduce Burn Rate and Dilution
As detailed below, the Company has taken significant action to reduce its burn rate and dilution and anticipates its Gross Burn Rate in 2026 to be approximately 3 –4% and Net Burn Rate to be approximately 2 – 3%.
Historical Burn Rate
Our equity plan share usage over 2023, 2024 and 2025 represented a three-year average Gross Burn Rate (as defined below) of
7% and a Net Burn Rate (as defined below) of 5%.
Gross Burn Rate is calculated by dividing (x) the number of stock options, RSUs and restricted shares granted to participants during a fiscal year, plus (y) the number of PRSUs granted to participants during a fiscal year (with PRSUs included at “target”
levels), by the sum of the total common stock outstanding plus the number of equity awards outstanding (with PRSUs included at
“target” levels) during such year.
Net Burn Rate excludes expired and forfeited options and RSUs primarily associated with employee turnover.
Over the period of 2023-2025, on average, our Net Burn Rate was more than 40% lower than our Gross Burn Rate due to the forfeiting of stock, as well as the expiration of options, primarily related to employee turnover. We believe Net Burn Rate is a better representation of the actual dilution to stockholders because it accounts for shares that are forfeited or expired and not exercised due to employee turnover.

CareDx Inc.	2026 Proxy Statement | 41
Proposal 5
In addition, under our 2024 Plan, we retire shares that are withheld at vesting to satisfy employee tax obligations rather than recycling these shares into the share pool. This practice of retiring shares withheld to address employee tax obligations further reduces the net burn rate and dilution to stockholders. Our 2025 Net Burn Rate was exceptionally low due to forfeiting stock from former executives and we anticipate our 2026 Net Burn Rate to be 25% - 30% lower than our Gross Burn Rate in 2026. In 2024, our Net Burn Rate increased, including because we hired several new executives, including our Chief Executive Officer, Chief
Operating Officer, Chief Commercial Officer, and Chief Data and AI Officer. In addition, our burn rate was impacted by agreements entered into in connection with the departure of several former executives.
For purposes of the table below, the number of shares issuable under an award that provides for issuance of a variable number of shares based on the extent to which performance targets are satisfied, such as PRSUs, is deemed to be the target number of shares that may be issued on attainment of target performance, even though a lesser or greater number of shares may be or may have been issued based on actual performance. Note that our calculation of equity burn rate differs, or may differ, from calculations of burn rate in 2024 conducted by proxy advisory or other groups.

Year	Weighted Average Common Stock Outstanding	Time-based Stock Options Granted	Performance- based Stock Options Granted	RSUs Granted and PRSUs Granted at Target	Gross Burn Rate	Expired and Forfeited Options and RSUs	Net Burn Rate

2023	53,764,705	680,788	—	4,028,424	9%	1,646,333	6%
2024	52,773,247	1,053,285	—	3,726,419	9%	816,550	8%
2025	53,287,546	—	—	2,123,644	4%	1,488,052	1%
2026 Forecasted Net Burn Rate: Approximately 2 - 3%
2026 Expected Burn Rate
In our 2025 proxy, we requested additional shares from investors and received their feedback concerning the need to continue to reduce burn rate.
We took the following actions to significantly reduce our burn rate in 2025 and will continue with this practice in 2026:
•Reduced grant sizes for employees
•Shifted to a more balanced approach of cash compensation (base salary & annual bonus), equity compensation and defined contribution (401(k)) benefits.
•Refined the parameters of employees who are eligible for stock awards
•Moved to full-value RSUs and PRSUs and eliminated the use of options

42 | 2026 Proxy Statement	CareDx Inc.
Proposal 5
These actions resulted in a gross burn rate below our industry benchmark for 2025 as determined by ISS. We anticipate this trend continuing in 2026. Our 2026 industry benchmark for Pharmaceuticals, Biotechnology & Life Sciences, as determined by ISS, is
6.23%. As shown in the chart below, in 2026 we forecast our Gross Burn Rate to be approximately 3 –4% and our Net Burn Rate to be approximately 2 – 3%.
The Compensation and Human Capital Committee and the Board of Directors determined that the increase to the reserved pool under the amendment to the 2024 Plan should be 1,600,000 shares based on projected equity awards to anticipated new hires and projected annual equity awards to existing employees and other service providers. We anticipate that our Gross Burn Rate and Net
Burn Rate for 2026 will remain below the industry benchmarks. If our requested additional share reserve is approved by our stockholders, we believe it will be sufficient to provide equity incentives to attract, retain and motivate employees for the next year.
Our future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the 2024 Plan’s reserve upon the awards’ expiration, forfeiture or cash settlement; the future performance of our stock price; the consequences of acquiring other companies; and other factors.
Dilution
Dilution is commonly measured by “overhang,” which we calculate as the total number of equity awards outstanding (with PRSUs included at “target” levels) plus the total number of shares available for grant under our equity plans (other than the 2014 ESPP), divided by the sum of the total common stock outstanding, the number of equity awards outstanding (with PRSUs included at
“target” levels) and the total number of shares available for grant under our equity plans (other than the 2014 ESPP).
As of March 31, 2026, our total overhang was 18%. If the amendment to the 2024 Plan to increase the share reserve is approved, our total overhang (as calculated above) will be approximately 21% (excluding our 2014 ESPP).

CareDx Inc.	2026 Proxy Statement | 43
Proposal 5
Of the 2,433,684 stock options currently outstanding, many relate to underwater stock options. Based on a closing stock price on
March 31, 2026, of $17.36, 1,282,713 stock options, with a weighted average strike price of approximately $30, are currently underwater and account for 12% of our overhang if the amendment to the 2024 Plan is approved. As we reduce our burn rate, we expect overhang to continue to come down in 2026.
Key Features and Governance Practices
We have incorporated a number of provisions in the 2024 Plan that are designed to protect stockholders and that we believe reflect strong governance practices, including the following:
•No Evergreen: The 2024 Plan does not include an automatic share reload or “evergreen” provision. Additional stockholder approval will be required to increase the maximum number of shares reserved under the 2024 Plan.
•No Repricing: The 2024 Plan prohibits the repricing of stock options and stock appreciation rights (“SARs”) without stockholder approval, the exchange or substitution of one award for another award that has the effect of reducing the exercise or purchase price and the cancellation or exchange of underwater awards for cash, another award or other property, except in the event of a capitalization adjustment (described below).
•No Dividends on Unvested Awards: Dividends or dividend equivalents credited or payable in connection with an award under the 2024 Plan that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award.
•No Liberal Share Recycling: The 2024 Plan prohibits liberal share recycling. Shares tendered by a participant or withheld by the Company in payment of the purchase price of a stock option or to satisfy any tax withholding obligation with respect to any option or SAR do not become available for issuance as future awards under the 2024 Plan.

44 | 2026 Proxy Statement	CareDx Inc.
Proposal 5
•Limit on Non-Employee Director Compensation: The 2024 Plan contains an annual limit on cash and equity-based compensation that may be paid or granted, whether under the 2024 Plan or otherwise, to our non-employee directors of
$750,000 (or $1,500,000 in the calendar year that the non-employee director first joins our Board of Directors).
•Minimum Vesting: The 2024 Plan imposes a one-year minimum vesting requirement on awards granted thereunder, subject to certain exceptions set forth in the 2024 Plan.
•Clawback Provision: Awards under the 2024 Plan are subject to our current clawback policy and to any future clawback policies that we may adopt. See “—Clawback/Recovery” discussed below.
•No Automatic Single-Trigger Acceleration: In the event of a change in control (described below), the 2024 Plan does not provide for automatic single trigger acceleration.
•Term and Exercise Price Limits on Options and SARs: Options and SARs granted under the 2024 Plan are subject to a maximum term of 10 years and, with the exception of certain awards assumed in a corporate transaction, may not be granted at a discount to the fair market value of our common stock on the grant date.
•No Change in Control/280G Tax Gross-Ups: We do not provide our employees with tax gross-ups on change in control benefits.
•No Liberal Change in Control Definition: The definition of Change in Control in the 2024 Plan does not include events where an actual change in control of the Company may not occur (e.g., commencement or announcement of a tender offer or stockholder approval of a merger).
•Limited Transferability: Awards are not transferable except by will or by the laws of descent and distribution, or under a domestic relations order, subject to limited approvals that may be approved by the plan administrator; provided, unless approved by stockholders, no award can be transferred for value and no stock option or SAR can be transferred to a third-
party financial institution.
Consequences if the Amended Plan is not Approved
If the amendment to the 2024 Plan is not approved, the Company would be at a significant disadvantage relative to its competitors for recruiting, retaining and motivating the high caliber individuals critical to our growth and profitability and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs. Since our inception, the Board of
Directors has sought to align the interests of our employees and other service providers with the long-term interests of our stockholders through, among other things, placing a significant emphasis on equity-based compensation as a component of our compensation programs. The Board of Directors believes that equity compensation of the type available for grant under the 2024
Plan, a stock-based incentive plan, furthers the Company’s goal of creating long-term value for the Company’s stockholders by fostering an ownership culture that encourages a focus on long-term performance, retention, and stockholder value-creation, and exposes the Company’s employees to economic diminishment if the Company’s share performance lags.
Summary of the 2024 Plan
The following summary describes the material terms of the 2024 Plan. This summary of the 2024 Plan is not a complete description of all provisions of the 2024 Plan and is qualified in its entirety by reference to the 2024 Plan, which is attached hereto as Appendix
A. Stockholders are encouraged to read the 2024 Plan in its entirety, including the proposed amendment to the 2024 Plan attached hereto as Appendix B.
Purpose. The purpose of the 2024 Plan is to provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and our affiliates and to promote the creation of long-term value for the stockholders of the
Company by closely aligning the interests of such individuals with those of such stockholders.
Authorized Shares. As of March 31, 2026, 1,786,835 shares of common stock were available for issuance under the 2024 Plan, subject to adjustment as provided in the 2024 Plan. If the proposed amendment to the 2024 Plan is approved by stockholders, an additional 1,600,000 shares of our common stock will be available for future issuance under the 2024 Plan.

CareDx Inc.	2026 Proxy Statement | 45
Proposal 5
If any awards granted under the 2024 Plan are forfeited, expire, terminate, otherwise lapse or are surrendered pursuant to an exchange program or otherwise settled for cash, in whole or in part, without the delivery of shares, the shares covered by such forfeited, expired, terminated or lapsed award or award surrendered or settled in cash will be added back to and again become available for issuance under the 2024 Plan. Any shares withheld in respect of taxes, any shares tendered or withheld to pay the exercise price of options and any shares underlying an award of stock appreciation rights will not be added back to or again become available for issuance under the 2024 Plan. For the avoidance of doubt, awards granted under the 2024 Plan that by their terms settle in cash will not reduce the 2024 Plan’s share reserve.
Plan Administration. Our Board of Directors, or a duly authorized committee of our Board of Directors (referred to collectively as the “plan administrator”), will administer the 2024 Plan. The plan administrator may, in accordance with the terms of the 2024 Plan, delegate to one or more of our officers the authority to determine (i) award recipients, (ii) how and when each award will be granted, (iii) the types of awards to be granted, (iv) grant dates, (v) the number of shares subject to each award, (vi) the fair market value of our common stock, and (vii) the provisions of each award, including the period of exercisability and the vesting schedule applicable to an award.
Under the 2024 Plan, (i) the plan administrator will not, without stockholder approval, (A) reduce the exercise or strike price of an option or stock appreciation right (other than in connection with a capitalization adjustment), (B) at any time when the exercise or strike price of an option or stock appreciation right is above the fair market value of a share of our common stock, cancel and re-
grant or exchange such option or stock appreciation right for a new award with a lower (or no) purchase price or for cash and (C)
institute and determine the terms and conditions of an “exchange program” under which outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the plan administrator, and/or the exercise price of an outstanding award is increased or reduced, and (ii) a participant’s rights under any award will not be amended to materially adversely affect such participant’s rights thereunder without the participant’s written consent.
Our Board of Directors is the plan administrator of the 2024 Plan unless and until administration of the plan is delegated to a committee of one or more members of our Board of Directors in accordance with the 2024 Plan. Generally, the administration of the 2024 Plan has been delegated to the Compensation and Human Capital Committee and, in connection with the administration of the 2024 Plan, the Compensation and Human Capital Committee has the administrative powers and authority provided to the
Board of Directors under the 2024 Plan, concurrently with the authority retained by the Board of Directors to administer the 2024
Plan.
Awards Under the 2024 Plan
The 2024 Plan provides for the grant of ISOs, within the meaning of Section 422 of the Internal Revenue Code of 1986, as
amended (the “Code”), to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards and other forms of awards to our employees, directors and consultants and any of our affiliates’ employees and consultants.
Stock Options. ISOs and NSOs will be granted under stock option agreements adopted by the plan administrator. The plan administrator will determine the exercise price for stock options, within the terms and conditions of the 2024 Plan, except the exercise price of a stock option (other than an option assumed or substituted in connection with a corporate transaction) generally will not be less than 100% (or 110% in the case of ISOs granted to a person who owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations, or a ten percent stockholder) of the fair market value of our common stock on the date of grant. Options granted under the 2024 Plan will vest at the rate specified in the stock option agreement as will be determined by the plan administrator. The terms and conditions of separate options need not be identical.
No option will be exercisable after the expiration of ten years (or five years in the case of ISOs granted to a ten percent stockholder) or a shorter period specified in the applicable award agreement. Unless otherwise determined by the plan administrator or the terms of an option holder’s stock option agreement, or other written agreement between us and the recipient, provide otherwise, if an option holder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the option holder may generally exercise any vested options for a period of three months following the

46 | 2026 Proxy Statement	CareDx Inc.
Proposal 5
cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an option holder’s service relationship with us or any of our affiliates ceases due to death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 12 months following the date of death. If an option holder’s service relationship with us or any of our affiliates ceases due to disability, the option holder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. If a participant is suspended pending investigation of whether their service relationship with us or any of our affiliates shall be terminated for cause, the participant’s rights to exercise an option will be suspended during the investigation period. An option holder may not exercise an option at any time that the issuance of shares upon such exercise would violate applicable law. Unless determined by the Board of
Directors or provided otherwise in the option holder’s stock option agreement or other written agreement between an option holder and us, if an option holder’s service relationship with us or any of our affiliates ceases for any reason other than for cause and, at any time during the last thirty days of the applicable post-termination exercise period: (i) the exercise of the option holder’s option would be prohibited solely because the issuance of shares upon such exercise would violate applicable law, (ii) the immediate sale of any shares issued upon such exercise would violate our trading policy or (iii) the plan administrator has suspended exercisability of such option holder’s option pending investigation of whether their service relationship with us or any of our affiliates shall be terminated for cause, then the applicable post-termination exercise period will be extended to the last day of the calendar month that begins after the date the award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period. There is no limitation as to the maximum permitted number of extensions. However, in no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash, check, bank draft or money order payable to us; (ii) a broker-assisted cashless exercise; (iii) subject to certain conditions, the tender of shares of our common stock previously owned by the option holder; (iv) a net exercise of the option if it is an NSO; or (v) other legal consideration approved by the plan administrator.
Unless the plan administrator provides otherwise, options or stock appreciation rights generally will not be transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to
ISOs that are exercisable for the first time by any participant during any calendar year under all of our stock plans or plans of our affiliates may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, is a ten percent stockholder unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Unit Awards. Subject to the terms of the 2024 Plan, each restricted stock unit award will have such terms and conditions as determined by the plan administrator. A restricted stock unit award represents a participant’s right to be issued on a future date the number of shares of our common stock that is equal to the number of restricted stock units subject to the award. A participant will not have voting or any other rights as a stockholder of ours with respect to any restricted stock unit award (unless and until shares are actually issued in settlement of a vested restricted stock unit award). A restricted stock unit award will generally be granted in consideration for a participant’s services to us or an affiliate, such that the participant will not be required to make any payment to us (other than such services) with respect to the grant or vesting of the restricted stock unit award, or the issuance of any shares pursuant to the restricted stock unit award. If, at the time of grant, the plan administrator determines that a participant must pay consideration upon the issuance of shares pursuant to a restricted stock unit award, such consideration may be paid in any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock (or any combination of our common stock and cash), or in any other form of consideration determined by the plan administrator and set forth in the restricted stock unit award agreement. At the time of grant, the plan administrator may impose such restrictions or conditions on the award of restricted stock units that delay delivery to a date following the vesting of the award in a manner intended to comply with Section 409A of the Code, as applicable.
Additionally, dividends or dividend equivalents may be paid or credited in respect of shares covered by a restricted stock unit award, subject to the same restrictions on transferability and forfeitability as the underlying award with respect to which such

CareDx Inc.	2026 Proxy Statement | 47
Proposal 5
dividends or dividend equivalents are granted and subject to such other terms and conditions as determined by the plan administrator and specified in the applicable restricted stock unit award agreement. Except as determined by the plan administrator or otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Restricted stock awards will be granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us or any of our affiliates, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator will determine the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Dividends or dividend equivalents may be paid or credited with respect to shares subject to a restricted stock award, subject to the same restrictions on transferability and forfeitability as the underlying award with respect to which such dividends or dividend equivalents are granted and subject to such other terms and conditions as determined by the plan administrator and specified in the applicable restricted stock award agreement. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of our common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Stock appreciation rights will be granted under stock appreciation right agreements adopted by the plan administrator and denominated in shares of common stock equivalents. The terms of separation stock appreciation rights need not be identical. The plan administrator will determine the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2024 Plan will vest at the rate specified in the stock appreciation right agreement as will be determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of our common stock (or any combination of our common stock and cash) or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.
The plan administrator will determine the term of stock appreciation rights granted under the 2024 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us or any of our affiliates ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation rights for a period of 18 months following the date of death. If a participant’s service relationship with us or any of our affiliates ceases due to disability, the participant may generally exercise any vested stock appreciation rights for a period of 12 months following the cessation of service. In the event of a termination for cause, stock appreciation rights generally terminate upon the termination date. If a participant is suspended pending investigation of whether their service relationship with us or any of our affiliates shall be terminated for cause, the participant’s rights to exercise a stock appreciation right will be suspended during the investigation period. A holder of a stock appreciation right may not exercise a stock appreciation right at any time that the issuance of shares upon such exercise would violate applicable law. Unless determined by the plan administrator or provided otherwise in the stock appreciation right agreement or other written agreement between the participant and us, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than for cause and, at any time during the last thirty days of the applicable post-termination exercise period: (i) the exercise of the participant’s stock appreciation right would be prohibited solely because the issuance of shares upon such exercise would violate applicable law, (ii) the immediate sale of any shares issued upon such exercise would violate our trading policy or (iii) the plan administrator has suspended exercisability of such option holder’s option pending investigation of whether their service relationship with us or any of our affiliates shall be terminated for cause, then the applicable post-termination exercise period will be extended to the last day of the calendar month that begins after the date the award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period. There is no limitation as to the maximum permitted number of extensions. However, in no event may a stock appreciation right be exercised beyond the expiration of its term.

48 | 2026 Proxy Statement	CareDx Inc.
Proposal 5
Other Stock Awards. The plan administrator will be permitted to grant other awards, based in whole or in part by reference to, or otherwise based on, our common stock, either alone or in addition to other awards. The plan administrator will have the sole and complete discretion to determine the persons to whom and the time or times at which other stock awards will be granted, the number of shares under the other stock award (or cash equivalent), the form of payment (for example, shares of stock, cash or other property) and all other terms and conditions of such awards.
Awards; Performance Criteria
Awards made pursuant to the 2024 Plan may be made subject to the attainment of performance goals relating to one or more business criteria. For purposes of the 2024 Plan, such business criteria may include (but is not limited to) any one or more of the following performance criteria, either individually, alternatively, or in any combination: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price;
margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit;
operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals;
improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow;
cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures;
debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; pre-
clinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical study (including the treatment phase); announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of our products (including with group purchasing organizations, distributors and other vendors)); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of our products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by our Board of Directors or our Compensation and Human Capital Committee.
In determining performance outcomes related to such measures or criteria, the plan administrator may provide for the exclusion of the impact of an event or occurrence which the plan administrator determines should appropriately be excluded, including: (a)
restructuring and/or other nonrecurring charges, (b) exchange rate effects, (c) the effects of changes to generally accepted accounting principles, (d) the effects of any statutory adjustments to corporate tax rates, (e) the effects of items that are “unusual”
in nature or occur “infrequently” as determined under generally accepted accounting principles, (f) the dilutive effects of acquisitions or joint ventures, (g) exclusions to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (h) the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, (i) the effects of stock based compensation and the award of bonuses under the Company’s bonus plans, (j) costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles and (k) the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

CareDx Inc.	2026 Proxy Statement | 49
Proposal 5
Non-Employee Director Compensation Limit
The aggregate value of all compensation granted or paid following the effective date of the 2024 Plan to any individual for service as a non-employee director with respect to any fiscal year, including awards granted under the 2024 Plan (valued based on the grant date fair value for financial reporting purposes) and cash fees paid by us to such non-employee director, will not exceed
$750,000 in total value, except such amount will increase to $1,500,000 for the year in which a non-employee director is first appointed or elected to our Board. For the avoidance of doubt, any awards granted and cash fees paid to a non-employee director for their service as a non-employee director in respect of any fiscal year will count against the annual compensation limits for the fiscal year to which such awards and fees related, regardless of any deferral of such Awards or fees.
Changes to Capital Structure
In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, the plan administrator will appropriately and proportionately adjust (i) the class and maximum number of shares subject to the 2024
Plan; (ii) the class and maximum number of shares that may be issued on the exercise of ISOs; and (iii) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding awards granted under the 2024 Plan.
Change in Control. In the event of a change in control (as defined below), all outstanding awards as of the date of such change in control will be treated in the manner described in the definitive agreement evidencing such change in control (or, in the event that such change in control is not effected pursuant to a definitive agreement to which the Company is a party, in the manner determined by our Board of Directors). For the avoidance of doubt, the definitive agreement (or the Board of Directors’
determination) does not need to treat all awards outstanding under the 2024 Plan (or portions thereof) in an identical matter.
Unless otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant (and without limiting the prior sentence), any awards outstanding under the 2024 Plan may be assumed, continued or substituted for, in whole or in part, by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to our common stock issued pursuant to awards may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such awards, then (i) with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the change in control, or current participants, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (or, in the case of awards with performance-based vesting with multiple vesting levels depending on the level of performance, unless provided otherwise in the applicable award agreement, vesting will accelerate at 100% of the target level or such greater level as determined by the Board)
to a date prior to the effective time of the change in control (contingent upon the effectiveness of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the change in control, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the change in control); and (ii) any such awards that are held by persons other than current participants will terminate if not exercised
(if applicable) prior to the occurrence of the change in control, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the change in control.
In the event an award will terminate if not exercised prior to the effective time of a change in control, the plan administrator may provide, in its sole discretion, that the holder of such award may not exercise such award but instead will receive a payment, in such form as may be determined by the plan administrator, equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the award, over (ii) any per share exercise price payable by such holder, if applicable. As a condition to the receipt of an award, a participant will be deemed to have agreed that the award will be subject to the terms of any agreement under the 2024 Plan governing a corporate transaction involving us.
Awards to be granted under the 2024 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined below) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

50 | 2026 Proxy Statement	CareDx Inc.
Proposal 5
Under the 2024 Plan, a “change in control” generally will be: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (iii) stockholder approval of a complete dissolution or liquidation; (iv) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (v) when a majority of our Board of Directors becomes comprised of individuals who were not serving on our Board of Directors on the date of the underwriting agreement related to this offering, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.
Minimum Vesting Conditions
Subject to the proviso below, awards granted under the 2024 Plan will vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following will not be subject to the foregoing minimum vesting requirement: (i) awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting; (ii) additional awards the plan administrator may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the
2024 Plan (subject to the 2024 Plan’s adjustment provisions); and (iii) any decision by our Board to provide for accelerated vesting of any award in connection with the termination of a participant’s continuous service in exchange of a release of claims. The foregoing restriction does not apply to the plan administrator’s discretion to provide for accelerated exercisability or vesting of any award in the event of change in control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such award or substitute a similar award.
Prohibition on Repricing
Other than pursuant to certain equitable adjustments as described in the 2024 Plan, the plan administrator will not, without the approval of the Company’s stockholders, lower the option price per share of an option (or base price of a SAR) after it is granted, cancel an option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change in control), or take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal United States (“U.S.”) national securities exchange on which the shares are listed.
Deferral
In its discretion and subject to such terms and conditions as it may impose, the plan administrator may permit a participant to elect to defer receipt of shares of common stock issuable pursuant to any equity award granted under the 2024 Plan to a time later than the time the shares otherwise would be issued to the participant; provided that such deferral election complies with rules adopted by the plan administrator, which comply with, or are exempt from, the requirements of Section 409A of the Code. In such event, the plan administrator may, in its discretion, provide for the payment by the Company of an additional amount representing interest at a reasonable rate or the actual rate of return on one or more predetermined specific investments, as determined by the plan administrator.
Foreign Employees and Consultants
Awards may be granted to participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to awards to employees or consultants providing services in the
United States as may, in the judgment of the plan administrator, be necessary or desirable in order to recognize differences in local law or tax policy.

CareDx Inc.	2026 Proxy Statement | 51
Proposal 5
Transferability
Except as determined by the Board or expressly provided in the 2024 Plan or the form of award agreement, awards granted under the 2024 Plan may not be transferred or assigned by a participant. After the vested shares subject to an award have been issued, or in the case of a restricted stock award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the terms of our trading policy and applicable law.
Clawback/Recovery
All awards granted under the 2024 Plan will be subject to recoupment in accordance with our current clawback policy and as otherwise required by the Dodd-Frank Act or other applicable law, and any clawback policy that we otherwise adopt, to the extent applicable and permissible under applicable law. See “Board of Directors and Corporate Governance—Clawback Policy”. In
addition, the plan administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the plan administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.
Amendment or Termination
The plan administrator may accelerate the time at which an award granted under the 2024 Plan may first be exercised or the time during which an award grant under the 2024 Plan or any part thereof will vest, notwithstanding the provisions in the award agreement stating the time at which it may first be exercised or the time during which it will vest. The plan administrator will have the authority to amend, suspend or terminate the 2024 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments will also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the effective date of the 2024 Plan. No awards may be granted under the 2024 Plan while it is suspended or after it is terminated.
Form S-8 Registration Statement
We intend to file a registration statement on Form S-8 to register the additional shares of our common stock approved under the amendment to the 2024 Plan.
New Plan Benefits
As described above, the selection of participants who will receive awards under the 2024 Plan and the size and types of awards will be determined by the plan administrator at its discretion. None of the shares authorized by the amendment to the 2024 Plan have been awarded to any of the directors or employees, and no commitment has been made to award any such shares. The plan administrator has authority to authorize future awards under the 2024 Plan from time to time. The value of any future equity awards will ultimately depend on the nature and size of the awards, the future price of our common stock and the exercise decisions made by the participants, among other factors, and will be subject to such vesting conditions under the 2024 Plan as the plan administrator determines from time to time. Therefore, the amount of any future awards under the 2024 Plan is not yet determinable and it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees. Currently, our non-employee directors are entitled to receive cash and equity compensation for their service as directors as described above under “Board of Directors and Corporate Governance—Director Compensation.” For
further details on the awards granted during the fiscal year ended December 31, 2025 under the 2024 Plan, please refer to the executive and director compensation tables beginning on page 68 and 32, respectively, of this proxy statement.

52 | 2026 Proxy Statement	CareDx Inc.
Proposal 5
Historical Plan Benefits
The table below shows, for the individuals and groups listed below, all equity awards granted under the 2024 Plan from its inception through December 31, 2025. Amounts shown represent the total number of shares of our common stock subject to awards granted under the 2024 Plan, whether or not such awards remain outstanding as of that date.

Name and position	Number of shares (#)

John W. Hanna	286,723
Keith Kennedy	110,278
Jessica Meng	88,223
Jeffrey Novack	33,083
Abhishek Jain	79,400
Nathan Smith	60,000
All current executive officers as a group excluding the NEOs (6) persons	191,882
All current directors who are not executive officers as a group	380,443
All current and former employees (excluding current executive officers as a group)	1,000,020
Certain U.S. Federal Income Tax Consequences
The following is a summary of the U.S. federal income tax treatment applicable to us and the participants who receive awards under the 2024 Plan based on the federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on their specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality or non-U.S. taxing jurisdiction, or the gift, estate, excise or other tax laws other than U.S. federal income tax law. Because individual circumstances may vary, we recommend that all participants to consult with their tax advisor concerning the tax implications of awards granted under the 2024 Plan.
Stock Option Grants
Stock options granted under the 2024 Plan may either be ISOs, which satisfy the requirements of Section 422 of the Code, or
NSOs, which are not intended to meet such requirements. The U.S. federal income tax treatment for the two types of options differs as follows:
Incentive Stock Options
No taxable income is recognized by the participant at the time of the grant of an ISO, and no taxable income is recognized for ordinary income tax purposes at the time the ISO is exercised, although taxable income may arise at that time for alternative minimum tax purposes. Unless there is a disqualifying disposition, as described below, the participant will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares.

CareDx Inc.	2026 Proxy Statement | 53
Proposal 5
A disqualifying disposition occurs if the disposition is less than two years after the date of grant or less than one year after the exercise date. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the participant. Any additional gain or loss recognized upon the disposition will be a capital gain or loss.
If the participant makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the participant as a result of the disposition. We will not be entitled to any income tax deduction if the participant makes a qualifying disposition of the shares.
Non-Statutory Stock Options
No taxable income is recognized by a participant upon the grant of an NSO. The participant in general will recognize ordinary income, in the year in which the NSO is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the exercised non-statutory stock option.
SARs
No taxable income is recognized upon receipt of an SAR. The holder will recognize ordinary income in the year in which the SAR is exercised, in an amount equal to the excess of (i) the fair market value of the underlying shares of common stock on the exercise date over (ii) the base price in effect for the exercised right. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the SAR.
Stock Awards
Participants will recognize ordinary income at the time unrestricted stock awards are granted in an amount equal to the excess of
(i) the fair market value of the shares on the grant date over (ii) the cash consideration (if any) paid for the shares.
No taxable income is recognized at the time restricted stock awards are issued but the participant will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The participant may, however, elect under Section
83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (a)
the fair market value of those shares on the issue date over (b) the cash consideration (if any) paid for such shares. If the Section
83(b) election is made, the participant will not recognize any additional income as and when the shares subsequently vest.
We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time such ordinary income is recognized by the participant.
Other Awards
Generally, no taxable income is recognized upon receipt of stock units (including RSUs), performance awards or cash awards. The holder will recognize ordinary income in the year in which the shares subject to the award are actually issued or in the year in which the award is settled in cash. The amount of that income will be equal to the fair market value of the shares on the date of issuance or the amount of the cash paid in settlement of the award.
We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued or the cash amount is paid.

54 | 2026 Proxy Statement	CareDx Inc.
Proposal 5
Withholding
Prior to the delivery of any shares of our common stock or cash pursuant to a 2024 Plan award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes or other amounts (including the participant’s FICA obligation) required to be withheld with respect to such award (or exercise thereof). The plan administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable shares of our common stock, or (b) delivering to the Company already-owned shares of our common stock having a fair market value equal to the minimum amount required to be withheld. If the plan administrator permits shares of our common stock to be withheld from the award to satisfy applicable withholding obligations, the fair market value of the shares of our common stock withheld, as determined as of the date of withholding, will not exceed the amount determined by the applicable minimum statutory withholding rates unless the plan administrator determines an additional amount can be withheld and will not result in adverse accounting consequences, and the plan administrator authorizes such additional withholding.
Section 409A of the Code
Certain types of awards under the 2024 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the
2024 Plan and awards granted under the 2024 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2024 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
Deductibility of Executive Compensation
Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain annual compensation paid to any
“covered employee” in excess of $1 million. For purposes of Section 162(m), the term “covered employee” includes any individual who serves or has served as our chief executive officer, chief financial officer or one of the other three most highly compensated executive officers for 2017 or any subsequent calendar year. It is expected that compensation deductions for any covered employee with respect to awards under the 2024 Plan will be subject to the $1 million annual deduction limitation.
Vote Required; Board Recommendation
Approval of the amendment to the 2024 Plan requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal.

Our Board of Directors unanimously recommends that our Stockholders vote “FOR” the approval of the amendment to the 2024 Equity Incentive Plan.

CareDx Inc.	2026 Proxy Statement | 55
Executive Officers
The following table identifies certain information about our executive officers as of April 25, 2026. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)

John W. Hanna	46	President and Chief Executive Officer
Keith Kennedy	56	Chief Operating Officer and Chief Financial Officer
Jessica Meng	51	Chief Commercial Officer
Jeffrey Novack	43	General Counsel and Secretary
John W. Hanna was appointed as our President and Chief Executive Officer, effective April 15, 2024. Prior to his appointment, Mr.
Hanna served as the Chief Executive Officer of Apton Biosystems, Inc., from April 2021 to August 2023. Apton Biosystems, Inc.
was acquired by Pacific Biosciences of California, Inc. in August 2023, where Mr. Hanna served as Vice President of Corporate
Development from August 2023 to March 2024. Mr. Hanna previously served for ten years with Veracyte, Inc. from September
2011 to March 2021, where his most recent position was Chief Commercial Officer since March 2017. Prior to Veracyte, Mr. Hanna held leadership roles at Humana and IBM. Mr. Hanna received a B.S. in Political Science from Hampden-Sydney College in 2001 and an M.B.A. from the University of Miami in 2008.
Keith Kennedy has served as our Chief Operating Officer since September 2024 and, since February 2026, has also served as our Chief Financial Officer. Prior to joining us, Mr. Kennedy served as the Chief Financial Officer of PharmaLogic Holdings Corp
from April 2022 to September 2024. Mr. Kennedy served as Veracyte Inc.’s Chief Operating Officer from July 2019, as well as its
Chief Financial Officer from December 2016, until his retirement in May 2021, as well as its Secretary from November 2017 to July
2020. Prior to joining Veracyte, Mr. Kennedy provided strategic counsel and consulting services from his consulting practice from
September 2015 to November 2016, including advisory services to Pennant Park Investment Advisors. Mr. Kennedy served as
President, Chief Executive Officer and Director of MCG Capital Corporation, a publicly traded business development company, from April 2014 until its merger with Pennant Park Floating Rate Capital Ltd in August 2015. Mr. Kennedy joined MCG Capital
Corporation in February 2012 as an Executive Vice President and Managing Director, served as its Chief Financial Officer and
Treasurer from May 2012 to March 2014, and its President from March to April 2014. Prior to MCG, Mr. Kennedy served as a
Managing Director at GE Capital, a Manager of Transaction Services at Ernst & Young LLP and as an Officer in the U.S. Air Force.
Mr. Kennedy holds a B.S. in Accounting with high distinction from Indiana University and holds an M.B.A. from the College of
William & Mary. Mr. Kennedy is a Chartered Financial Analyst and Certified Public Accountant.
Jessica Meng was appointed as our Chief Commercial Officer, effective September 12, 2024. Ms. Meng previously served as
Chief Commercial Officer at DELFI Diagnostics from July 2022 to September 2023, where she served first as a consultant beginning January 2022. Ms. Meng served as Chief Commercial Officer and General Manager of Women’s Health at Myovant
Sciences from May 2020 to December 2021. Ms. Meng previously held roles of increasing responsibility in sales and marketing leadership at Veracyte from November 2017 to May 2020 and Genentech from 2004 to 2017. Prior to Genentech she worked at
Progress Software and Monitor Company. Ms. Meng received a Bachelor of Science in Finance and Bachelor of Arts in
International Relations with a minor in Mathematics from the University of Pennsylvania, and a Master’s in Business Administration,
Marketing, Strategic Management from The Wharton School.

56 | 2026 Proxy Statement	CareDx Inc.
Executive Officers
Jeffrey Novack joined CareDx in 2021 and has served as our General Counsel since December 2023 and as our Secretary since
April 2024. Before joining CareDx, Mr. Novack served as an Assistant Attorney General in the Investor Protection Bureau of the
New York Attorney General’s Office. Prior to that, Mr. Novack practiced at two international law firms and clerked for The
Honorable Renée Marie Bumb, Chief Judge of the United States District Court for the District of New Jersey. Mr. Novack is a
graduate of New York University School of Law and Washington University in St. Louis – Olin Business School. Mr. Novack is
admitted to practice law in New York and New Jersey.
Legal Proceedings with Executive Officers
There are no legal proceedings related to any of the executive officers that require disclosure pursuant to Items 103 or 401(f) of
Regulation S-K.

CareDx Inc.	2026 Proxy Statement | 57
Executive Compensation
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis (“CD&A”), we provide an overview of our executive compensation philosophy and objectives, as well as a description of the material components of our executive compensation program. This CD&A is intended to be read in conjunction with the tables that immediately follow this section, which provide further historical compensation information.
During fiscal year 2025, the following executive officers constituted our named executive officers (collectively, our “NEOs”):

Name	Position(s)

John W. Hanna	President and Chief Executive Officer
Keith Kennedy(1)	Chief Operating Officer and Chief Financial Officer
Jessica Meng	Chief Commercial Officer
Jeffrey Novack	General Counsel and Secretary
Abhishek Jain(2)	Chief Financial Officer
Nathan Smith(3)	Chief Financial Officer
(1)Mr. Kennedy’s employment with us as our Chief Operating Officer commenced effective September 12, 2024. In addition to his role as Chief
Operating Officer, he was appointed as the Company’s Chief Financial Officer, effective as of February 26, 2026.
(2)Mr. Jain transitioned from his position as the Company’s Chief Financial Officer on August 6, 2025.
(3)Mr. Smith’s employment with us as our Chief Financial Officer commenced effective August 7, 2025. Mr. Smith transitioned from his position as the Company’s Chief Financial Officer on February 25, 2026.
I.Executive Summary
2025 Business Highlights
CareDx is a precision medicine company dedicated to improving outcomes for transplant patients and advancing organ health. We deliver solutions designed to empower clinicians and improve patient outcomes. Our integrated solutions include non-invasive molecular testing for heart, kidney, and lung transplants; laboratory products; digital health technologies; and patient solutions that support care before and after transplant. CareDx is the leading provider of genomics-based information for transplant patients.
We have initiated several clinical studies to generate data on our existing and planned future testing services. From time to time, we partner with pharma and biopharma companies to use our technology and tests, often in clinical trials, to identify or screen for patients that may be appropriate candidates for their products. We also offer high-quality products in the pre-transplant space that increase the chance of successful transplants by facilitating a better match between a donor and a recipient of stem cells and organs. We also provide digital transplant solutions and various offerings that help transplant centers with patient management, outcomes quality and operational support.
Fiscal year 2025 was an important year for CareDx as we achieved the following:
Financials and Performance
•Reported full year revenue of $380 million, an increase of 14% year-over-year
•Reported full year testing services revenue of $275 million, an increase of 10% year-over-year, and testing services volume of approximately 200,000, an increase of 14% year-over-year

58 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
•Reported full year patient and digital solutions revenue of $57 million and product revenue of $48 million, representing year-over-year growth of 31% and 19%, respectively
•Reported full year net loss of $21 million
•Reported full year cash flow from operations of $42 million
•Ended fiscal year 2025 with cash, cash equivalents and marketable securities of approximately $200 million as of
December 31, 2025
•Repurchased 5.8 million shares for $88 million during the year at an average price of $15.16 per share
In achieving the above, we have continued to execute on our business objectives, improving our products and technologies, and strengthening our financial position.
Our total stockholder return for 2025 is outlined below:
Key 2025 Compensation Highlights
•Achieved 91.5% Say-on-Pay support in 2025
•Annual cash bonuses paid at 117%–124% of target, reflecting above-target financial and departmental performance
•Shifted equity mix from 70% RSUs / 30% PRSUs in 2025 to 50% RSUs / 50% PRSUs in 2026, strengthening pay-for-
performance alignment
•Eliminated stock option grants for NEOs, reducing burn rate
•Adopted revised stock ownership guidelines for executive officers and directors
•2025 gross burn rate below ISS industry benchmark

CareDx Inc.	2026 Proxy Statement | 59
Executive Compensation
In 2025, our Compensation and Human Capital Committee continued to focus on retention, incentivizing our leadership team, and attracting new employees. The compensation decisions for the 2025 fiscal year reflect the successful retention and incentivization of the Company’s leadership without compromising the Company’s objective of maintaining and ensuring the long-term growth and success of the Company and the best interests of our stockholders. Aligned with our accomplishments in 2025 and continued
strong business and company performance as outlined above, we continued to incentivize our executive officers through a compensation program that aligns our executives with the best interests of our stockholders by placing an emphasis on pay for performance while balancing retention needs and building share ownership among our executives. Our performance-based incentives aim to strengthen the pay-for-performance relationship and drive fulfillment of key strategic goals. We continue to manage award design, with a goal of delivering value that is aligned with our compensation philosophy and proactively managing our share usage as well as dilution during a period of rapid growth.
Results of Fiscal Year 2024 Stockholder Advisory Vote
At our 2025 annual meeting of stockholders, our stockholders approved our Say-on-Pay proposal with 91.5% of the votes in favor of the fiscal year 2024 compensation of our named executive officers. We believe that the 2024 vote approving our Say-on-Pay proposal once again conveyed our stockholders’ consistent strong support and endorsement of our existing executive compensation program and affirmed that our overall executive compensation program is aligned with the interests of our stockholders. Our Compensation and Human Capital Committee will continue to consider feedback from our stockholders when making future compensation decisions, and will continue to benchmark, against peers, our governance practices and executive compensation program.
We are committed to regular and transparent communication and engagement with our current and future stockholders and reach out to our largest stockholders at least annually.
II.Compensation Philosophy
We operate within a complex business environment in a competitive industry, which requires a very strong management team. Our business model requires our management team to be adept at developing competitive technologies to support multiple customers, including hospitals, all within multiple geographies. Many of our competitors have substantially greater capital resources and larger sales forces than we do. In addition, the diagnostics industry is characterized by rapid product development and technological advances, which require our management team to be adept at managing these key areas of the business.
As a result, the Compensation and Human Capital Committee believes that it is critical to attract, develop and retain a highly-
qualified management team with the experience, knowledge, expertise and vision capable of not only operating, but also excelling, in this complex and competitive business environment, including competing against larger competitors and developing and commercializing new products, new and improved technologies and new applications for our existing technologies.
Our executive compensation program is intended to help us achieve and foster a goal-oriented, highly-motivated management team with a clear understanding of our business objectives and shared corporate values. To this end, the Compensation and
Human Capital Committee believes that our executive compensation program should provide compensation that:
•attracts and retains the best executive talent;
•appropriately aligns our business objectives and stockholder interests;
•maintains a reasonable balance across types and purposes of compensation;
•motivates our executive officers to achieve our annual and long-term strategic goals and rewards performance based on the attainment of such goals;
•appropriately considers risk and reward in the context of our business environment and long-range business plans;
•recognizes individual value and contributions to our success;
•considers, but does not exclusively rely upon, competitive market data; and
•assists with the design and structure of our overall equity compensation practices.

60 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
We seek to achieve these objectives in a way that is consistent with the long-term interests of our company and those of our stakeholders, including our stockholders and employees. We structure the annual compensation of our executive officers, including our NEOs, using three principal elements: base salary, annual cash incentives and long-term compensation opportunities in the form of equity awards.
Our Compensation and Human Capital Committee believes that our compensation program should align executive interests with the drivers of growth and stockholder returns, and support achievement of our primary business goals. The expertise, leadership and contributions of our executives are critical to our ability to create sustained long-term stockholder value. Consequently, our
Compensation and Human Capital Committee believes the substantial majority of NEO compensation should be at-risk, variable pay to facilitate the successful execution of our business strategy.
III.Compensation Determination Process
Role of Compensation and Human Capital Committee
The Compensation and Human Capital Committee discharges the responsibilities of our Board of Directors relating to the compensation of our executive officers. The Compensation and Human Capital Committee consists of directors who are
“independent” directors as required by the Nasdaq Rules and Exchange Act Rule 10C-1, and “non-employee directors” for purposes of Exchange Act Rule 16b-3.
The Compensation and Human Capital Committee has responsibility for (i) overseeing our compensation and benefits policies generally and (ii) overseeing, evaluating and approving the compensation plans, policies and programs applicable to our Chief
Executive Officer, as well as our other executive officers, including our other NEOs. In carrying out its responsibilities, the
Compensation and Human Capital Committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops recommendations, makes decisions that it believes advances our philosophy and reviews the performance of our executive officers when making decisions with respect to their compensation.
The Compensation and Human Capital Committee conducts reviews of our compensation policies and programs on at least an annual basis to ensure that they enhance stockholder value, align pay and performance, and attract and retain top executive talent.
This includes a review of internal pay equity among the executive team. With the assistance of our independent compensation consultant, the Compensation and Human Capital Committee seeks to maintain appropriate base salary, annual bonus and equity compensation plans for our executives.
Role of Chief Executive Officer & Management
For fiscal year 2025, the Compensation and Human Capital Committee considered executive officer compensation including our current Chief Executive Officer Mr. Hanna, against the Company’s peer group. Our Compensation and Human Capital Committee reviews recommendations from Mr. Hanna and other data and makes decisions as to total compensation for each executive officer other than Mr. Hanna, as well as each individual compensation component. The Compensation and Human Capital Committee makes the final decisions regarding executive compensation for our Chief Executive Officer. The Compensation and Human
Capital Committee does not delegate any of its functions to others in deciding executive compensation.
Use of Independent Compensation Consultant
Our Compensation and Human Capital Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. Since September
2023, the Compensation and Human Capital Committee has retained Alpine Rewards (“Alpine”) as its independent outside compensation consultant to assist with setting executive compensation and the Company’s broader employee equity strategy. The
Compensation and Human Capital Committee has sole authority to retain or replace such independent compensation consultants.
The Compensation and Human Capital Committee annually evaluates the compensation consultant’s independence and performance under the Nasdaq Rules. The Compensation and Human Capital Committee believes that working with an independent compensation consultant furthers our objectives to recruit and retain qualified executives, align executive interests with those of stockholders and ensure that executive compensation packages will appropriately motivate and reward ongoing achievement of business goals.

CareDx Inc.	2026 Proxy Statement | 61
Executive Compensation
In 2025, Alpine provided the following services to the Compensation and Human Capital Committee:
•Provided consulting services and key insights on executive compensation based on relevant market data throughout the process of recruiting and hiring our newly-hired NEOs;
•Reviewed and recommended adjustments to our peer group;
•Conducted an extensive executive compensation assessment; and
•Provided other key insights on executive and outside director compensation based on relevant market data.
Alpine did not provide any services to us other than the consulting services to the Compensation and Human Capital Committee.
The Compensation and Human Capital Committee conducted a review of its relationship with Alpine in 2025 and determined that
Alpine’s work for the Compensation and Human Capital Committee did not raise any conflicts of interest. The Compensation and
Human Capital Committee determined that Alpine’s work has conformed to the independence factors and guidance provided by the
SEC and The Nasdaq Stock Market LLC.
Use of a Peer Group
With the assistance and recommendations of Alpine, the Compensation and Human Capital Committee has developed a peer group of companies for use in making compensation decisions as a reference group to provide a broad perspective on competitive pay levels and practices with respect to compensation paid in fiscal year 2025.
When selecting appropriate peers, the general criteria used were:
•Industry – US-based companies focused on the discovery, development, and commercialization of clinical diagnostic solutions, including genetic testing and sequencing
•Revenues – between $150 million and $850 million
•Market Capitalization – between $400 million and $4 billion
For compensation decisions for fiscal year 2025, the following public companies were selected as our peer group:
2025 Peer Group

10x Genomics, Inc.*	Adaptive Biotechnologies Corp.	Alphatec Spine, Inc.*	AtriCure, Inc.*
Castle Biosciences, Inc.	Cerus Corporation	Cytek Biosciences, Inc.*	Fulgent Genetics, Inc.
Guardant Health, Inc.	iRhythm Technologies, Inc.*	Maravai Lifesciences, Inc.*	Natera, Inc.
Myriad Genetics, Inc.	NeoGenomics, Inc.	Pacific Biosciences of California, Inc.	Quanterix Corporation
Standard Bio Tools, Inc.*	TransMedics Group	Twist Bioscience Corporation	Veracyte, Inc.
*New for 2025. Invitae, NanoString Technologies, OraSure Technologies and Renalytix were removed for 2025 from the 2024 peer group of companies.

62 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
The Compensation and Human Capital Committee does not engage in formal benchmarking against other companies’
compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our executive officers, including our NEOs. Instead, in making its determinations, the Compensation and Human Capital Committee reviews information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment, as well as more broad-based compensation surveys to gain a general understanding of market compensation levels.
Assessment of Risk
The Compensation and Human Capital Committee also evaluates and considers the potential risks in our business when designing and administering our executive compensation program, and discusses these risks with our management to determine whether our compensation philosophy and practices encourage excessive risk-taking. We believe our balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk, and our Compensation and Human Capital Committee has determined that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on our company.
IV.Pay Components
Our executive compensation program consists of three primary elements: Base Salaries, Short-Term Incentives, and Long-Term
Incentives:

Element	Performance Period	Objective	Performance Measured / Rewarded

Base Salary	Annual	Attracts, retains, and rewards top talent and reflects an NEO’s responsibilities, performance, and relevant market data	•Provides NEOs with fixed compensation that acts as a vehicle to motivate and retain executives •Rewards executives for key performance and contributions

Short-Term Incentives	Annual	Rewards achievement of our annual goals subject to meeting individual performance expectations
•Rewards NEOs for their individual performance and our
performance over the fiscal year
•Cash bonuses, which are based on our financial and strategic goals. The three metrics used for 2025 cash bonuses were:
•Revenues - 40% weighting
•Adjusted EBITDA - 40% weighting
•Cash - 20% weighting

Long-Term Incentives	Long-Term	Aligns the interests of management and stockholders and serves as an important retention vehicle; supports the achievement of strong stock price growth
•Annual equity awards comprising of both RSUs and PRUSs. The weighting of the awards were 70% RSUs and 30% PRSUs for our
NEOs in 2025. In 2026, this weighting increased to 50% PRSUs and 50% RSUs for our NEOs.
•PRSUs granted to our NEOs in 2025 and 2026 have a two-year
performance period with one year of additional time vesting
thereafter, and are based on revenue goals.
•RSUs granted to our NEOs in 2025 and 2026 vest over three years.
•In 2025, we did not grant stock options to our NEOs. This is aligned with our strategy of reducing burn rate.

CareDx Inc.	2026 Proxy Statement | 63
Executive Compensation
We are committed to a strong performance orientation in our compensation program and effective corporate governance practices for a company at our development stage and industry. As such we routinely review our policies and program design. Some of our best practices in governance that we observe include:

What We Do		What We Don’t Do

✓	Pay-for-performance based on both financial and non-financial metrics	X	Provide excessive severance payments

✓	Maintain an Insider Trading Policy	X	Use excise tax gross-ups

✓	Align compensation with stockholder interests	X	Utilize guaranteed bonuses

✓	Maintain “Double Trigger” benefits in the case of a change in control	X	Provide single trigger change-in-control severance payments

✓	Annual compensation review	X	Provide excessive perquisites

✓	Recommending annual stockholder advisory vote on NEO compensation	X	Provide supplemental executive retirement plans

✓	Provide only very limited perquisites to executive	X	Provide special welfare benefits to our executive officers

✓	Director and executive officer stock ownership guidelines	X	Permit the payment of dividends on RSUs or PRSUs prior to vesting

✓	Balanced pay mix of fixed and variable pay	X	Permit cash buyouts of options without stockholder consent

✓	Multi-year vesting requirements for restricted stock unit awards	X	Permit option repricings without stockholder consent

✓	Robust anti-hedging and pledging policies

✓	Retain an independent compensation consultant

✓	Only independent directors serve on our board committees

✓	Maintain compensation recovery (“clawback”) policy

✓	Provide that equity awards granted under our equity incentive plans are subject to minimum vesting of at least one year

64 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
Target Pay Mix
Our target pay mix reflects our philosophy of aligning executive compensation with shareholder interests. A significant portion of our executives’ compensation is variable, with a majority delivered through long-term incentives. In 2026, we further strengthened the alignment between pay and performance by increasing the proportion of Performance Restricted Stock Unit awards.
Variable / At Risk
Pay = 91%
Variable / At Risk
Pay = 91%
■ Fixed Pay
■ Variable Pay
■ Fixed Pay
■ Variable Pay
Variable / At Risk
Pay = 80%
Variable / At Risk
Pay = 81%
■ Fixed Pay
■ Variable Pay
■ Fixed Pay
■ Variable Pay

CareDx Inc.	2026 Proxy Statement | 65
Executive Compensation
Base Salary
Base salary is the only fixed component of our executive officers’ total cash compensation and provides competitive pay to attract and retain our executives. Generally, we use base salary to provide each executive officer with a specified level of cash compensation during the year with the expectation that they will perform their responsibilities to the best of their ability and in our best interests. Annual salary decisions are made in recognition of competitive data as well as the skills and experience that each individual brings to CareDx and the performance contributions each makes.
Base salary changes in 2025 varied by executive due either to merit increases and/or market adjustments. The increases in 2025 were based on a review of market data from Alpine for similar roles and positions within our compensation peer group and an assessment of the following factors:
•Peer group data and external market information;
•Individual performance;
•The level of responsibility assumed and the nature and complexity of each NEO’s role;
•The leadership demonstrated to create and promote a day-to-day working environment; and
•The desire to attract, engage and retain NEOs capable of achieving our strategic objectives and the marketability and criticality of retention of NEOs.
The 2025 salary changes were effective April 1, 2025, other than as set forth in footnotes below. The footnotes below describe the changes to base salary during fiscal year 2025. Actual amounts of salary paid to our NEOs are described in the “Summary
Compensation Table” below.

Named Executive Officer*	2025	2024	Increase

John W. Hanna	$700,000	$675,000	4%
Keith Kennedy	$592,250	$575,000	3%
Jessica Meng	$489,250	$475,000	3%
Jeffrey Novack	$370,000	$340,000	9%
Abhishek Jain(1)	$444,548	$431,600	3%
Nathan Smith(2)	$400,000	N/A	N/A
(1)Effective April 1, 2025, Mr. Jain’s annual base salary was increased from $431,600 to $444,548. Mr. Jain’s employment with us was terminated effective August 6, 2025.
(2)Mr Smith’s employment with us as our Chief Financial Officer commenced effective August 7, 2025. Mr. Smith’s employment with us terminated effective February 25, 2026. Mr. Kennedy assumed the additional role of Chief Financial Officer effective February 26, 2026.
Annual Incentives
Our 2025 cash bonus program, adopted pursuant to our Executive Compensation Plan, is designed to provide a financial incentive to reward key executives for the achievement of annual corporate performance objectives. Under the cash bonus program, each
NEO has an award opportunity expressed as a percentage of their base salary. Payments under the cash bonus program are based on pre-established company metrics and departmental goals. Actual performance against these metrics determines the
Company factor for purposes of calculating payments under the cash bonus program (the “Company Factor”) and determines the level of vesting of the 2025 and 2026 PRSUs. Threshold levels of performance must be met for bonuses to be earned and vesting to occur. For purposes of our cash bonus program, in 2025, the Company Factor could range from zero to 200%.
For fiscal year 2025, the cash bonus program was weighted 70% on a Company Factor and 30% on a Departmental Factor.

66 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
For the Company Factor, the Compensation and Human Capital Committee selected Revenue as the primary financial performance measure to be used to determine annual cash bonuses as it is the best indicator of our growth and selected Adjusted
EBITDA and Cash as the second and third measure to determine annual cash bonuses to provide an incentive to manage our cash expenditures as we navigated toward profitability. The Company Factor had three metrics: Revenue (weighted at 40%), Adjusted
EBITDA (weighted at 40%), and Cash (weighted at 20%). Adjusted EBITDA is defined as non-GAAP net income (loss) before net interest income, income tax expense, depreciation and other (income) expense and excludes the impact of a $6.5 million special cash payment made to non-executives in lieu of equity grants during the fourth quarter of fiscal year 2025. Cash is defined as cash and cash equivalents including marketable securities, excluding $88 million of cash used in share repurchases carried out during fiscal year 2025. For each of these Company metrics, in the first quarter of fiscal year 2025, the Compensation and Human Capital
Committee established performance thresholds at the following levels: less than 50% (threshold) achievement; 100% (target)
achievement; and 200% or greater achievement (maximum).
The Departmental Factor was based on departmental goals which were designed to align with the Company’s business priorities and strategic objectives, focusing on execution against key operational, product, technology, and infrastructure initiatives. Each of the Company's 9 departments developed individualized goals. For example, the Commercial department's goals included launching new services and products and expanding our in-network access for patients and the Operations’ department's goals included strengthening tools and processes. The Departmental metrics had the same threshold achievement of 50% and target achievement of 100% as the Company metrics but the maximum achievement was 125%.
Bonus payouts are determined as a percentage of each NEO’s target bonus opportunity, such that threshold performance results in a payment of 50 % of target bonus opportunity; target performance results in 100% of target bonus opportunity and maximum performance results in payment of up to 177.5%, with linear interpolation used for achievement between threshold and maximum.
Company Financial Metrics (2025)

		Funding Amount
	Weighting	50%	100%	200%

Revenue	40%	$365M	$385M	$400M
Adjusted EBITDA	40%	$28M	$35M	$50M
Cash	20%	$261M	$270M	$285M
Therefore, through our cash bonus program, NEOs may earn a significantly higher payout if target performance is exceeded. NEOs also bear the risk of a lower payout if target performance is not achieved, and the risk of no payout for below-threshold results.
The Compensation and Human Capital Committee set the Company metrics, for purposes of the bonuses earned for fiscal year
2025, at 124% based on our 2025 achievements in Revenue, Adjusted EBITDA, and Cash.
Company Financial Metric Achievement (2025)

	Weighting	Actual	Achievement (% of Target Payout)

Revenue	40%	$380M	88%
Adjusted EBITDA	40%	$32M	123%
Cash	20%	$200M	200%
Total Financial Goals			124%

CareDx Inc.	2026 Proxy Statement | 67
Executive Compensation
The Departmental goal achievement was between 100% and 125%, with the achievement by NEO shown in the table below. The
Compensation and Human Capital Committee elected to award bonuses between 117% and 124% of target to NEOs when factoring in this performance.
To arrive at each NEO’s earned bonus for fiscal year 2025, the Compensation and Human Capital Committee multiplied the NEO’s eligible earnings, by the NEO’s annual target bonus percentage, and then by the Company and Departmental Factor (with 70%
weighted to company and 30% to department).
The annual incentive cash bonuses paid to our NEOs for 2025 were:

Named Executive Officer	Eligible Earnings for Purposes of Bonus* ($)	2025 Annual Target Bonus (% of base) (%)	Company Factor (70% Weighting) (%)	Departmental Factor (30% Weighting) (%)	2025 Earned Bonus ($)

John W. Hanna	694,231	100	124	120	852,515
Keith Kennedy	588,269	60	124	117	430,260
Jessica Meng	485,962	60	124	115	353,683
Jeffrey Novack	363,077	50	124	108	216,394
Abhishek Jain(1)	441,675	60	124	100	309,526
Nathan Smith	156,923	50	124	100	91,643
*Eligible earnings are the actual amounts of salaries that the NEOs received during 2025.
(1)Pursuant to our separation and release agreement with Mr. Jain, dated August 6, 2025, we agreed to pay Mr. Jain his annual bonus for 2025 at the company achievement, payable in accordance with our standard bonus schedule in February 2026. This amount is included in the “Non-
Equity Incentive Plan Compensation” column of the “Summary Compensation Table” below.
Long-Term Incentives
Our focus on long-term value creation results in our executive compensation program having a heavy weighting toward equity compensation, which historically included stock options, RSUs and PRSUs and, with respect to fiscal year 2025, includes RSUs and PRSUs. We rely heavily on equity compensation that vests over a multi-year period to ensure that a significant portion of a named executive officer’s compensation opportunity is related to factors that directly or indirectly influence stockholder value. Our
Compensation and Human Capital Committee believes this serves as a reward for appreciation in our stock price and long-term value creation, and enables us to achieve our retention objectives. Further, equity participation establishes a sense of ownership and aligns executives’ interests with those of our stockholders.
In 2025, we provided Mr. Smith initial long-term incentives via a mix of PRSUs and RSUs as a material inducement to agreeing to enter into employment with the Company. In addition, as a part of the normal annual grant cycle, we provided each of Messrs.
Hanna, Jain, Kennedy, Novack, and Ms. Meng long-term incentives in the form of PRSUs and RSUs. Approximately 30% of the value of the equity awards granted to our NEOs during 2025 was in the form of long-term PRSUs (two-year performance period and overall three-year vesting period) and 70% of the value was in the form of long-term RSUs (three-year vesting period). The
Compensation and Human Capital Committee believes this structure is appropriate for us given our current competitive recruiting landscape and focus on retention, our current company size and our current growth trajectory.
In 2026, we shifted the PRSU/RSU mix to a 50%50% mix to strengthen the alignment of executive compensation to performance.
As noted above, in “Director Compensation” we also maintain a deferral election program in which our NEOs are eligible to participate. As of December 31, 2025, none of our NEOs held any deferred stock awards.

68 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
2025 Annual Equity Grants
A summary of (i) our regular, annual cycle grants for fiscal year 2025 for all our NEOs other than Mr. Smith, which were granted on
March 23, 2025, and (ii) the new hire grant for Mr. Smith, which was granted in August 2025, is set forth in the table below.

	RSUs		PRSUs
Named Executive Officer(1)	(#)	($)(2)	Target (#)	Maximum (#)	Target ($)(2)	Maximum ($)(2)

John Hanna	200,706	3,935,845	86,017	172,034	1,686,793	3,373,587
Keith Kennedy	77,195	1,513,794	33,083	66,166	648,758	1,297,515
Jessica Meng	61,756	1,211,035	26,467	52,934	519,018	1,038,036
Jeffrey Novack	23,158	454,128	9,925	19,850	194,629	389,259
Abhishek Jain	55,580	1,089,924	23,820	47,640	467,110	934,220
Nathan Smith	42,000	506,940	18,000	36,000	217,260	434,520
(1)This table reflects our regular, annual cycle of grants for fiscal year 2025, which grants were awarded in March 2025 for all NEOs with the exception of Mr. Smith. Mr. Smith’s employment with the Company commenced in August 2025 and his awards represent his new hire inducement grants that were awarded in August 2025.
(2)The awards were granted on March 23, 2025. Amounts set forth in this column generally represent the aggregate grant date fair value of the awards granted to each listed NEO, computed in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts that may be paid to or realized by the NEOs.
2025 PRSUs
In early 2025, our Compensation and Human Capital Committee granted PRSUs to our executive officers that include 2025 and
2026 as its performance period. The PRSUs are designed to further reward key executives for the achievement of corporate performance objectives. The 2025 PRSUs use Revenue metrics for funding and performance purposes. In determining the metrics to be used for the PRSUs, the Compensation and Human Capital Committee chose revenue targets tied to our Corporate Long
Range Plan and determined that this was the most important financial measure for our company to focus on for the 2025-2026 performance period as the best indicator of our growth. For purposes of the PRSUs, the Compensation and Human Capital
Committee established threshold performance at 50% achievement; target performance at 100% achievement; and maximum performance at 200% achievement. The PRSUs are long-term incentives and have a two-year performance period with one year of additional vesting. The Company believes that this combination of performance and time-based vesting is appropriate given a new leadership team and the volatility of the industry.
In February 2026, the Compensation and Human Capital Committee determined that the performance criteria for the PRSUs were achieved at 87.5% of target performance levels, resulting in 43.75% of the PRSUs vesting at the end of the first one-year performance period on February 1, 2026. The remaining 50% will vest half on February 1, 2027 and half on February 1, 2028 subject to 2026 revenue performance.

Performance Year	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Achievement	% Target PRSUs Achieved

2025	$365 million	$385 million	$400 million	$379.8 million or 87.5%	44%
2025 RSUs
The RSUs granted to Messrs. Hanna, Kennedy, Jain, and Novack and Ms. Meng in 2025 vest over three years with one-third vesting one year from the grant date and the remainder in equal quarterly installments, subject to the executive’s continuing service on each vesting date.

CareDx Inc.	2026 Proxy Statement | 69
Executive Compensation
Inducement RSUs
In connection with his appointment as an executive officer, and as provided in his offer letter, Mr. Smith was granted, an award of
RSUs under the 2025 Inducement Equity Incentive Plan that vest over four years in equal annual installments beginning on the one-year anniversary of the date of grant, subject to his continued provision of services to the Company on each vesting date, except on certain qualifying terminations of employment as otherwise provided in his Change of Control and Severance Agreement as further detailed in “Potential Payments and Benefits upon Termination or Change of Control for Officers”. The size of the inducement award was determined in consultation with the Company's compensation advisor, Alpine Rewards, considering peer
CFO compensation and the need to build a competitive total compensation package.
Policies and Practices Related to the Grant of Certain Equity Awards
Following the end of each fiscal year, typically in February, the Compensation and Human Capital Committee reviews the
Company’s results and our NEOs’ performance, and, based on those reviews, grants equity awards to our named executive officers. In certain circumstances, including the hiring of an officer, the Compensation and Human Capital Committee may approve grants to be effective at other times. The Compensation and Human Capital Committee does not take material nonpublic information into account when determining the timing and terms of equity awards granted to non-employee directors or named executive officers. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
2026 Annual Equity Grants
In March 2026, the Compensation and Human Capital Committee approved annual equity grants to our executives, including each of our NEOs, which grants were comprised of 50% RSUs and 50% PRSUs. RSUs vest over a three-year period subject to continued employment through each applicable vesting date, and PRSUs are eligible to become earned and vested over a two-
year performance period (including the 2026 and 2027 calendar years as the performance years) with one year of additional vesting of earned PRSUs after the conclusion of such performance period. The PRSUs use revenue as the metric for funding and vesting, which the Compensation and Human Capital Committee determined to be the most important financial measure for the
Company to focus on for the 2026-2027 performance period. For purposes of the PRSUs, the Compensation and Human Capital
Committee established performance thresholds at the following levels: 50% or greater achievement; 100% or greater achievement;
and 200% or greater achievement with linear interpolation between performance achievement level.
Option Grant Timing Disclosure
In accordance with Item 402(x)(2) of Regulation S-K, we note that we did not grant any stock option awards to our NEOs during our most recently completed fiscal year.
Employment- and Service-related Agreements with our NEOs
The Company is party to “at will” agreements and Change of Control and Severance Agreements with each of our NEOs. In addition, in March 2025 we entered into an Amended and Restated Change in Control and Severance Agreement with Mr. Jain and, in connection with Mr. Jain’s transition from the Company in August 2025, we entered into a Consulting Agreement with him.
For a summary of the material terms of each NEO’s employment-related agreements, see “Narrative Disclosure to Summary
Compensation Table and Grant of Plan-Based Awards Table” below.
Welfare and Health Benefits
Our NEOs participate in our employee benefit plans on the same terms as all of our other eligible employees.
We maintain a tax-qualified Code Section 401(k) defined contribution plan in which all of our employees, including our executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service, are entitled to participate. Employees may contribute their own funds on a pre-tax basis.
The plan permits us to make matching contributions and we have historically provided employer contributions that match $2 for every $1 of eligible employee contributions (“Employer Matching Contributions”), generally limited to a maximum matching contribution of $6,000 per year that can be taken into account for this purpose under federal law. On January 1, 2018, we began to make contributions to the employee plan.

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In addition, we provide health care, dental, vision and life insurance, an employee assistance plan and both short-term and long-
term disability and accidental death and dismemberment benefits to all full-time employees. These benefits are subject to applicable laws and at benefit levels that we believe are generally consistent with the benefits of companies with which we compete for talent.
Limited Perquisites
In 2025, the Company provided certain limited perquisites to our NEOs, which included electronic allowances and gym allowances.
Hedging and Pledging Prohibitions
Our insider trading policy prohibits our directors, officers (including our executive officers), employees and agents, as well as their immediate family members, from engaging in short sales of our securities and from engaging in transactions in publicly-traded options and other derivative securities with respect to our securities. This prohibition extends to any hedging or similar transactions designed to decrease the risks associated with holding our securities. Our insider trading policy also restricts certain individuals, including our directors and executive officers, from pledging our securities as collateral for loans absent pre-clearance and the satisfaction of other conditions.
Accounting and Tax Considerations
The Company accounts for equity-based compensation paid to employees under FASB ASC Topic 718, which requires the
Company to estimate and record an expense over the service period of an equity award. Thus, the Company may record an expense in one year for awards granted in earlier years. Accounting rules also require the recording of cash compensation as an expense at the time the obligation is accrued.
Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows public companies a tax deduction for federal income tax purposes of compensation in excess of $1 million paid to their chief executive officer, the chief financial officer and three other most highly-compensated executive officers in any taxable year. In making compensation decisions, the
Compensation and Human Capital Committee considered the potential effects of Section 162(m) on the compensation paid our executive officers who are subject to the deduction limit (the “covered executives”).
To maintain flexibility in compensating the NEOs in a manner designed to promote varying corporate goals, the Compensation and
Human Capital Committee has not adopted a policy that all compensation payable to the covered executives must be deductible for federal income tax purposes. Accordingly, while the Compensation and Human Capital Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation and Human Capital Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.
In addition to considering the tax consequences, the Compensation and Human Capital Committee considers the accounting consequences of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the SEC’s rules and regulations with management and, based on such review and discussions, the Compensation and Human Capital Committee recommended to the Board of Directors that the Compensation
Discussion and Analysis be included in this proxy statement.
The Compensation and Human Capital Committee:
Christine Cournoyer (Chairwoman)
George W. Bickerstaff, III

CareDx Inc.	2026 Proxy Statement | 71
Executive Compensation
Summary Compensation Table
The following table provides information regarding the compensation awarded to, or earned by, our NEOs during fiscal years 2023,
2024 and 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)

John W. Hanna President and Chief Executive Officer(4)	2025	693,269	—	5,622,638	—	852,515	11,277	(5)	7,179,699
	2024	454,327	—	3,999,993	4,001,031	960,577	8,401		9,424,329
Keith Kennedy Chief Operating Officer and Chief Financial Officer(4)(10)	2025	587,606	—	2,162,552	—	430,260	38,813	(6)	3,219,231
	2024	148,173	—	2,063,072	2,063,346	204,346	33,278		4,512,215
Jessica Meng Chief Commercial Officer(4)	2025	485,414	—	1,730,053	—	353,683	10,230	(7)	2,579,380
	2024	122,404	—	1,547,312	1,547,504	168,808	6,500		3,392,528
Jeffrey Novack General Counsel and Secretary(4)	2025	361,923	—	648,758	—	216,394	12,477	(8)	1,239,552
	2024	326,923	75,000	592,545	—	272,000	10,376		1,276,844
Abhishek Jain Former Chief Financial Officer(9)	2025	282,100	—	1,557,034	—	309,526	489,274	(10)	2,637,934
	2024	411,169	300,000	1,549,738	—	493,403	8,400		2,762,710
	2023	405,000	100,000	1,924,614	481,973	174,300	8,820		3,094,707
Nathan Smith Former Chief Financial Officer(4)(10)	2025	141,539	—	724,200	—	91,643	10,577	(11)	967,959
(1)The amounts in this column represent the fair value of the award computed as of the grant date of each stock award in accordance with FASB
ASC Topic 718. Our assumptions with respect to the calculation of these values are set forth in Note 2 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 that was filed with the SEC on February 25, 2026. The value of each PRSU was determined based on the probable outcome of the performance condition on the grant date, which was target performance. The grant date fair value of the 2025 PRSUs assuming maximum performance is $3,373,587, $1,297,515, $1,038,036,
$389,259, $934,220, and $434,520 for each of John Hanna, Keith Kennedy, Jessica Meng, Jeffrey Novack, Abhishek Jain and Nathan Smith,
respectively.
(2)No options were granted in 2025.
(3)Represents amounts paid pursuant to our annual cash bonus programs for their performance in 2025 as compared against the performance goals set in respect of the 2025 performance period. The amount reported in this column for Messrs. Smith is prorated for the portion of the year they provided services to the Company.
(4)In accordance with SEC guidance, compensation information for Messrs. Hanna, Kennedy and Novack, Smith and Ms. Meng, for fiscal years
2023 have not been included in this table because each such NEO was not a named executive officer for fiscal years 2023. Similarly, compensation information for Messrs. Smith for fiscal year 2024 has not been included in this table because such NEO was not a named executive officer for fiscal year 2024.
(5)All other compensation for Mr. Hanna for the year ended December 31, 2025 includes: (i) $6,000 in employer matching contributions under our
401(k) plan, (ii) $2,400 in payments in respect of a medical waiver allowance, (iii) $1,917 company paid life insurance premiums and (iv) $960 in payments in respect of other allowances.

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(6)All other compensation for Mr. Kennedy for the year ended December 31, 2025 includes: (i) $6,000 in employer matching contributions under our 401(k) plan, (ii) $1,857 in company paid life insurance premiums, (iii) $30,756 for company paid health insurance coverage and (iv) $200 in payments in respect of other allowances.
(7)All other compensation for Ms. Meng for the year ended December 31, 2025 includes: (i) $6,000 in employer matching contributions under our
401(k) plan, (ii) $1,830 in company paid life insurance premiums and (iii) $2,400 in payments in respect of a medical waiver allowance.
(8)All other compensation for Mr. Novack for the year ended December 31, 2025 includes: (i) $2,300 in payments in respect of a medical waiver allowance, (ii) $6,000 in employer matching contributions under our 401(k) plan, (iii) $2,137 in company paid life insurance premiums and (iv)
$2,040 in payments in respect of other allowances.
(9)Mr. Jain’s employment with us terminated effective August 6, 2025, and a consulting agreement was subsequently put in place which expired on April 1, 2026, which provides for continued vesting of his outstanding equity awards during the consulting term as consideration for his services.
(10)All other compensation for Mr. Jain for the year ended December 31, 2025 includes (i) $482,183 severance payment (equal to 12 months base salary) upon the termination of his employment, (ii) $4,482 in employer matching contributions under our 401(k) plan, (iii) $1,109 in company paid life insurance premiums and (iv) $1,500 in payments in respect of a medical waiver allowance.
(11)Mr. Smith’s employment with the Company commenced on August 7, 2025 and terminated effective February 25, 2026. Mr. Kennedy assumed the additional role of Chief Financial Officer effective February 26, 2026.
(12)All other compensation for Mr. Smith for the year ended December 31, 2025 includes (i) $9,716 for Company-paid health insurance coverage
(ii) $668 in respect of life insurance premiums and (i) 192 in payments in respect of other allowances.

CareDx Inc.	2026 Proxy Statement | 73
Executive Compensation
Grants of Plan-Based Awards
The following table presents, for each of the NEOs, information concerning each grant of an equity award made during the fiscal year ended December 31, 2025. This information supplements the information about these awards set forth in the Summary
Compensation Table and the Outstanding Equity Awards at Fiscal Year-End Table.

Name	Grant Date	Number of shares of stock or units (#) (RSUs)		Number of shares of stock or units (#) (PRSUs)		Grant Date Fair Value of Stock Awards(1)
				(At Target)	(At Maximum)	(At Target)	(At Maximum)

John W. Hanna	3/23/2025	200,706	(2)	86,017	172,034	5,622,638	7,309,431
Keith Kennedy	3/23/2025	77,195	(2)	33,083	66,166	2,162,552	2,811,309
Jessica Meng	3/23/2025	61,756	(2)	26,467	52,934	1,730,053	2,249,071
Jeffrey Novack	3/23/2025	23,158	(2)	9,925	19,850	648,758	843,387
Abhishek Jain	3/23/2025	55,580	(2)	23,820	47,640	1,557,034	2,024,144
Nathan Smith	8/7/2025	42,000	(3)	18,000	36,000	724,200	941,460
(1)Amounts reflect the aggregate grant date fair value of the RSUs and PRSUs, determined in accordance with FASB ASC Topic 718. This amount does not reflect the actual economic value realized by the NEO.
(2)Vesting of the RSU is subject to the executive’s continued service on the applicable vesting date with the following schedule: one-third will vest on April 1, 2026 and the remaining two-thirds will vest in equal quarterly installments thereafter on the last day of each of the subsequent eight quarters.
(3)Mr. Smith’s employment with the Company commenced on August 7, 2025 and terminated effective February 25, 2026. Mr. Smith was granted
42,000 RSUs and 18,000 PRSUs which vested in accordance with the terms of his Change of Control and Severance Agreement as further described under “Potential Payments and Benefits upon Termination or Change of Control for Officers” below.

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Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The following table presents certain information concerning equity awards held by our NEOs as of December 31, 2025.

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock (RSUs) That Have Not Vested (#)	Market Value of Shares or Units of Stock (RSUs) That Have Not Vested ($)*	Number of Unearned Shares or Units of Stock (PRSUs) That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock (PRSUs) That Have Not Vested ($)*

John W. Hanna	4/15/2024	(3)(4)	291,961	408,745	8.20	4/15/2034	—	—	—	—
	4/15/2024	(3)(5)	—	—	—	—	365,853	6,892,671	—	—
	3/25/2025	(2)(6)	—	—	—	—	200,706	3,781,301	—	—
	3/25/2025	(2)(8)	—	—	—	—	—	—	86,017	1,620,560
Keith Kennedy	9/12/2024	(3)(4)	31,453	69,198	29.43	9/12/2034	—	—	—	—
	9/12/2024	(3)(5)	—	—	—	—	52,575	990,513	—	—
	3/25/2025	(2)(6)	—	—	—	—	77,195	1,454,354	—	—
	3/25/2025	(2)(8)	—	—	—	—	—	—	33,083	623,284
Jessica Meng	9/12/2024	(3)(4)	23,590	51,898	29.43	9/12/2034	—	—	—	—
	9/12/2024	(3)(5)	—	—	—	—	39,432	742,899	—	—
	3/25/2025	(2)(6)	—	—	—	—	61,756	1,163,483	—	—
	3/25/2025	(3)(8)	—	—	—	—	—	—	26,467	498,638
Jeffrey Novack	4/6/2022	(1)(4)	1,971	179	37.25	4/6/2032	—	—	—	—
	8/6/2022	(1)(4)	2,037	348	26.29	8/6/2032	—	—	—	—
	4/6/2022	(1)(5)	—	—	—	—	1,787	33,667	—	—
	11/7/2022	(1)(5)	—	—	—	—	2,913	54,881	—	—
	4/6/2023	(1)(5)	—	—	—	—	3,750	70,650	—	—
	7/6/2023	(1)(5)	—	—	—	—	5,000	94,200	—	—
	2/1/2024	(1)(7)	—	—	—	—	27,804	523,827	—	—
	3/25/2025	(2)(6)	—	—	—	—	23,158	436,297	—	—
	3/25/2025	(2)(8)	—	—	—	—	—	—	9,925	186,987

CareDx Inc.	2026 Proxy Statement | 75
Executive Compensation

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock (RSUs) That Have Not Vested (#)	Market Value of Shares or Units of Stock (RSUs) That Have Not Vested ($)*	Number of Unearned Shares or Units of Stock (PRSUs) That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock (PRSUs) That Have Not Vested ($)*

Abhishek Jain	4/18/2022	(1)(4)	2,338	212	32.55	4/18/2032	—	—	—	—
	5/6/2022	(1)(4)	917	83	25.78	5/6/2032	—	—	—	—
	5/26/2022	(1)(4)	8,958	1,042	24.07	5/26/2032	—	—	—	—
	9/7/2022	(1)(4)	—	12,604	18.47	9/7/2032	—	—	—	—
	2/1/2023	(1)(4)	—	12,863	15.66	2/1/2033	—	—	—	—
	4/18/2022	(1)(5)	—	—	—	—	637	12,001	—	—
	5/6/2022	(1)(5)	—	—	—	—	500	9,420	—	—
	5/26/2022	(1)(5)	—	—	—	—	3,750	70,650	—	—
	9/7/2022	(1)(5)	—	—	—	—	5,537	104,317	—	—
	2/1/2023	(1)(5)	—	—	—	—	42,550	801,642	—	—
	2/1/2024	(1)(7)	—	—	—	—	72,717	1,369,988	—	—
	3/25/2025	(2)(6)	—	—	—	—	55,580	1,047,127	—	—
	3/25/2025	(2)(8)	—	—	—	—	—	—	23,820	448,769
Nathan Smith	8/7/2025	(2)(9)	—	—	—	—	42,000	791,280	—	—
	8/7/2025	(2)(9)	—	—	—	—	—	—	18,000	339,120
*Amounts in this column are calculated by multiplying the number of shares shown as unvested in the prior column by $18.84, the closing price of our common stock on December 31, 2025, as reported on the Nasdaq Global Market.
(1)Equity award was granted under our 2014 Equity Incentive Plan.
(2)Equity award was granted under our 2024 Equity Incentive Plan.
(3)Equity award was granted under a NASDAQ inducement grant.
(4)25% of the total awards vest upon completion of 1 year of employment with the Company following the vesting commencement and 1/48th of the awards will vest each month thereafter, subject to executive’s continued employment on each applicable vesting date.
(5)25% of the RSUs vest on completion of each year of employment with the Company following the vesting commencement date.
(6)33.33% of the shares subject to the award vest on completion of 1 year of employment with the Company following the vesting commencement date. An additional 1/8th of the shares subject to the award will vest on completion of each additional quarter of employment with the Company.
(7)1/12th of the RSUs vest quarterly subject to executive’s continued employment on each applicable vesting date following the vesting commencement date.
(8)PRSUs are earned based on the performance metrics set forth above in the section entitled “2025 PRSUs.” The unearned PRSUs are included assuming the target level of performance. If earned, 50% of the PRSUs will vest on completion of 1 year of employment with the
Company and an additional 25% of the shares subject to the award will vest on completion of each additional year of employment with the
Company.
(9)Mr. Smith’s employment with the Company commenced on August 7, 2025 and terminated effective February 25, 2026. Mr. Smith was granted 42,000 RSUs and 18,000 PRSUs which vested in accordance with the terms of his Change of Control and Severance Agreement, as further described under “Potential Payments and Benefits upon Termination or Change of Control for Officers” below.

76 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
Narrative Disclosure to Summary Compensation Table and Grant of Plan-
Based Awards Table
Employment, Separation and Consulting Agreement and Offer Letter Summaries
We have entered into employment agreements or offer letters with each of the NEOs. These agreements provide for at-will employment and generally include the named executive officer’s initial base salary, and an indication of eligibility for an annual cash incentive award opportunity. We have also entered into separation and change of control agreements with each of our NEOs.
The terms of these agreements are informed by market data and consultation with our outside compensation consultants, Alpine
Rewards.
John W. Hanna
In connection with his appointment as our Chief Executive Officer, we entered into an offer letter with Mr. Hanna dated March 24,
2024. The letter provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment. During fiscal year 2024, Mr. Hanna’s annualized base salary $675,000, and included eligibility to receive an annual performance bonus of up to 100% of base salary (which was pro-rated for 2024).
In connection with his appointment and the commencement of employment with the Company, on April 15, 2024, Mr. Hanna was granted two “inducement grants” (as such term is described in NASDAQ Listing Rule 5635(c)(4)) comprised of (i) an option to purchase shares of the Company’s common stock, having an approximate grant date fair value of $4,000,000 and (ii) an award of restricted stock units, having an approximate grant date fair value of $4,000,000. Mr. Hanna’s inducement equity awards were each granted as inducements material to Mr. Hanna agreeing to enter into employment with the Company. Mr. Hanna has also entered into a Change of Control and Severance Agreement with us that provides certain severance benefits upon a qualifying termination of employment as more detailed in “Potential Payments and Benefits upon Termination or Change of Control for Officers” below.
Keith Kennedy
In connection with his appointment as our Chief Operating Officer, we entered into an offer letter with Mr. Kennedy dated July 27,
2024. The letter provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment, including his initial annualized base salary of $575,000, and annual performance bonus of up to 60% of his base salary (which was pro-rated for 2024).
In connection with his appointment, on September 12, 2024, Mr. Kennedy was granted two “inducement grants” (as such term is described in NASDAQ Listing Rule 5635(c)(4)) comprised of (i) an option to purchase shares of the Company’s common stock, having an approximate grant date fair value of $2,000,000 and (ii) an award of restricted stock units, having an approximate grant date fair value of $2,000,000. Mr. Kennedy’s inducement equity awards were each granted as inducements material to Mr.
Kennedy agreeing to enter into employment with the Company. Mr. Kennedy also entered into a Change of Control and Severance
Agreement with us that provides certain severance benefits upon a qualifying termination of his employment as more detailed in
“Potential Payments and Benefits upon Termination or Change of Control for Officers” below. Effective February 26, 2026, Mr.
Kennedy was appointed as the Company's Chief Financial Officer, in addition to his role as Chief Operating Officer.
Jessica Meng
In connection with her appointment as our Chief Commercial Officer, we entered into an offer letter with Ms. Meng dated August
31, 2024. The letter provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment, including her initial annualized base salary of $475,000, and annual performance bonus of up to 60% of base salary (which was pro-rated for 2024).
In connection with appointment, on September 12, 2024, Ms. Meng was granted two “inducement grants” (as such term is described in NASDAQ Listing Rule 5635(c)(4)) comprised of (i) an option to purchase shares of the Company’s common stock, having an approximate grant date fair value of $1,500,000 and (ii) an award of restricted stock units, having an approximate grant date value of $1,500,000. Ms. Meng’s inducement equity awards were each granted as inducements material to Ms. Meng agreeing to enter into employment with the Company. Ms. Meng entered into a Change of Control and Severance Agreement with

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us that provides certain severance benefits upon a qualifying termination of employment as more detailed in “Potential Payments and Benefits upon Termination or Change of Control for Officers” below.
Jeffrey Novack
In connection with Mr. Novack’s commencement of employment with the Company, we entered into an offer letter with Mr. Novack dated October 6, 2021. The letter provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment, including his initial annualized base salary of $260,000 and annual performance bonus of up to 20% of base salary.
On December 1, 2023, the Company entered into a retention bonus agreement with Mr. Novack, which provided for a retention bonus in an aggregate amount of $100,000. Pursuant to the terms of the retention bonus agreement, 25% of the total retention bonus was paid in December 2023 and was subject to repayment if Mr. Novack did not remain an employee of the Company through December 1, 2024. The remaining 75% of the retention bonus was paid on the Company’s first payroll date in December
2024.
Mr. Novack also entered into a Change of Control and Severance Agreement with us that provides certain severance benefits upon a qualifying termination of his employment as more detailed in “Potential Payments and Benefits upon Termination or Change of
Control for Officers” below.
Abhishek Jain
In connection with Mr. Jain’s promotion to our Interim Chief Financial Officer, we entered into a promotion letter with Mr. Jain, dated
May 21, 2022 that entitled Mr. Jain to an annual base salary of $305,000, and target annual performance bonus of up to 35% of his base salary. Mr. Jain was appointed as our Chief Financial Officer effective as of September 7, 2022 and in connection with such appointment entered into a Change of Control and Severance Agreement with us that provides him certain severance benefits upon a qualifying termination of his employment.
On December 1, 2023, the Company entered into a retention bonus agreement with Mr. Jain, which provided a retention bonus in an aggregate amount of $400,000. Pursuant to the terms of the retention bonus agreement, 25% of the total retention bonus was paid in December 2023 and was subject to repayment if Mr. Jain did not remain an employee of the Company through December
1, 2024. The remaining 75% of the retention bonus was paid on the Company’s first payroll date in December 2024.
On March 27, 2025, we entered into an Amended and Restated Change of Control and Severance Agreement with Mr. Jain that provides for twelve months of severance and continued benefits in the event of a qualifying termination of employment (whether or not in the context of a change of control event), in order to better align the terms of Mr. Jain’s severance entitlements with those of our other executive officers (other than our Chief Executive Officer).
On August 6, 2025, Mr. Jain’s employment with CareDx terminated. Pursuant to a separation and release agreement dated August
6, 2025, Mr. Jain received (a) a lump-sum cash severance payment equal to twelve months of his base salary in the amount of
$482,183, (b) twelve months of reimbursement of COBRA premiums, provided that such reimbursement will cease on the date that
Mr. Jain becomes covered under a similar plan of a new employer, and (c) payment of the 2025 annual bonus in the amount of
$309,526. In addition, effective August 7, 2025, Mr. Jain entered into a Consulting Agreement, as amended in December 2025, with a term ending April 1, 2026, under which Mr. Jain agreed to provide transition and advisory services, and his outstanding equity awards continued to vest during the consulting term, as permitted by the terms of his equity awards.
Nathan Smith
In connection with his appointment as Chief Financial Officer, we entered into an offer letter with Mr. Smith dated May 20, 2025.
The letter provides for “at-will” employment and sets forth certain agreed upon terms and conditions of employment, including his initial annualized base salary of $400,000, and annual performance bonus of up to 50% of base salary (which was pro-rated for
2025).

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Executive Compensation
In connection with appointment, on August 7, 2025, Mr. Smith was granted two “inducement grants” (as such term is described in
NASDAQ Listing Rule 5635(c)(4)) comprised of (i) an award of performance restricted stock units, having a grant date fair value of
$217,260 and (ii) an award of restricted stock units, having a grant date value of $506,940. Mr. Smith’s inducement equity awards were each granted as inducements material to Mr. Smith agreeing to enter into employment with the Company. Mr. Smith entered into a Change of Control and Severance Agreement with us that provides certain severance benefits upon a qualifying termination of employment as more detailed in “Potential Payments and Benefits upon Termination or Change of Control for Officers” below.
Option Exercises and Stock Vested
The following table presents, for each of the NEOs, the number of shares of our common stock acquired upon the vesting and settlement of RSUs during fiscal year 2025 and the aggregate value realized upon the vesting and settlement of RSUs and upon the exercise of stock options during fiscal year 2025 and the aggregate value realized upon the exercise of stock options.

	Option Awards		Stock Awards
Name*	Number of Shares Acquired on Vesting (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

John W. Hanna	—	—	121,951	2,336,581
Keith Kennedy	—	—	17,526	237,127
Jessica Meng	—	—	13,144	177,838
Jeffrey Novack	—	—	38,102	647,184
Abhishek Jain	78,633	71,278	129,048	2,421,777
*Mr. Smith did not hold any option awards or stock awards that vested or settled during fiscal year 2025.
Pension Benefits
No pension benefits were paid to any of our NEOs during fiscal year 2025.
Potential Payments and Benefits upon Termination or Change of Control for Officers
John W. Hanna
Pursuant to Mr. Hanna’s Change of Control and Severance Agreement, effective March 21, 2024, if within three months prior to, or twelve months following a change of control, we or our successor terminate Mr. Hanna’s employment without cause or Mr. Hanna resigns for good reason, Mr. Hanna will be entitled to (a) a lump sum payment equal to eighteen months of Mr. Hanna’s annual base salary (at the greater of the rate in effect immediately prior to the change of control or the rate in effect immediately prior to the date of such termination), (b) acceleration of vesting equal to 100% of any unvested equity awards (with any performance criteria being deemed achieved at target levels for the relevant performance period(s)), (c) a lump sum payment equal to 150% of
Mr. Hanna’s annual bonus (equal to the greater of target bonus in effect for the fiscal year in which the change of control occurs or the target bonus in effect for the fiscal year in which the termination occurs) and (d) 18 months of reimbursement of COBRA premiums, provided, that such reimbursement will cease on the date that Mr. Hanna becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminates Mr. Hanna’s employment without cause or he resigns for good reason and such termination occurs outside of a change of control event, Mr. Hanna will be entitled to (a) twelve months’
severance based on Mr. Hanna’s annual base salary, and (b) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Hanna becomes covered under a similar plan of a new employer, and (c) if such termination occurs prior to the one year anniversary of Mr. Hanna’s start date, the inducement equity awards granted to Mr. Hanna in connection with the initial appointment will vest pro rata based on the number of days that elapsed since starting employment with us.

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Executive Compensation
Keith Kennedy
Pursuant to Mr. Kennedy’s Change of Control and Severance Agreement, effective July 27, 2024, if within three months prior to, or twelve months following a change of control, we or our successor terminate Mr. Kennedy’s employment without cause or Mr.
Kennedy resigns for good reason, Mr. Kennedy will be entitled to (a) a lump sum payment equal to twelve months of Mr. Kennedy’s annual base salary (at the greater of the rate in effect immediately prior to the change of control or the rate in effect immediately prior to the date of such termination), (b) acceleration of vesting equal to 100% of any unvested equity awards (with any performance criteria being deemed achieved at target levels for the relevant performance period(s)), (c) a lump sum payment equal to 100% of Mr. Kennedy’s annual bonus (equal to the greater of target bonus in effect for the fiscal year in which the change of control occurs or the target bonus in effect for the fiscal year in which the termination occurs) and (d) 12 months of reimbursement of COBRA premiums, provided, that such reimbursement will cease on the date that Mr. Kennedy becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminates Mr. Kennedy’s employment without cause or he resigns for good reason and such termination occurs outside of a change of control event, Mr. Kennedy will be entitled to (a) twelve months’ severance based on Mr. Kennedy’s annual base salary, and (b) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Kennedy becomes covered under a similar plan of a new employer, and (c) if such termination occurs prior to the one year anniversary of Mr. Kennedy’s start date, the inducement equity awards granted to Mr. Kennedy in connection with his initial appointment will vest pro rata based on the number of days that elapsed since starting employment with us.
Jessica Meng
Pursuant to Ms. Meng’s Change of Control and Severance Agreement, effective August 30, 2024, if within three months prior to, or twelve months following a change of control, we or our successor terminate Ms. Meng’s employment without cause or Ms. Meng resigns for good reason, Ms. Meng will be entitled to (a) lump sum payment equal to twelve months of Ms. Meng’s annual base salary (at the greater of the rate in effect immediately prior to the change of control or the rate in effect immediately prior to the date of such termination), (b) acceleration of vesting equal to 100% of any unvested equity awards (with any performance criteria being deemed achieved at target levels for the relevant performance period(s)), (c) a lump sum payment equal to 100% of Ms. Meng’s annual bonus (equal to the greater of target bonus in effect for the fiscal year in which the change of control occurs or the target bonus in effect for the fiscal year in which the termination occurs) and (d) 12 months of reimbursement of COBRA premiums, provided, that such reimbursement will cease on the date that Ms. Meng becomes covered under a similar plan of a new employer.
Pursuant to the agreement, if we or a successor terminates Ms. Meng’s employment without cause or she resigns for good reason and such termination occurs outside of a change of control event, Ms. Meng will be entitled to (a) twelve months’ severance based on Ms. Meng’s annual base salary, and (b) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Ms. Meng becomes covered under a similar plan of a new employer, and (c) if such termination occurs prior to the one year anniversary of Ms. Meng’s start date, the inducement equity awards granted to Ms. Meng in connection with the initial appointment will vest pro rata based on the number of days that elapsed since starting employment with us.
Jeffrey Novack
On March 28, 2025, we entered into a Change of Control and Severance Agreement with Mr. Novack, in order to better align the terms of Mr. Novack’s severance entitlements with those of our other executive officers (other than our Chief Executive Officer).
Pursuant to the terms of the agreement, if within three months prior to, or twelve months following a change of control, we or our successor terminate Mr. Novack’s employment without cause or Mr. Novack resigns for good reason, Mr. Novack will be entitled to
(a) twelve months’ severance based on Mr. Novack’s annual base salary, (b) acceleration of vesting equal to 100% of any unvested equity awards, (c) a lump sum payment equal to Mr. Novack’s annual bonus (equal to the greater of target bonus or the actual bonus received for performance during the calendar year prior to the year in which the termination occurred) and (d) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Novack becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminates Mr. Novack’s employment without cause or he resigns for good reason and such termination occurs outside of a change of control event, Mr. Novack will be entitled to (a) nine months’ severance based on Mr. Novack’s annual base salary, and (b) nine months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Novack becomes covered under a similar plan of a new employer.

80 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
Abhishek Jain
Pursuant to Mr. Jain’s original Change of Control and Severance Agreement, effective September 7, 2022, if within three months prior to, or twelve months following a change of control, we or our successor terminate Mr. Jain’s employment without cause, Mr.
Jain will be entitled to (a) six months’ severance based on Mr. Jain’s annual base salary, (b) acceleration of vesting equal to 100%
of any unvested equity awards, (c) a lump sum payment equal to Mr. Jain’s annual bonus (equal to the greater of target bonus or the actual bonus received for performance during the calendar year prior to the year in which the termination occurred) and (d) six months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Jain becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminates Mr. Jain’s employment without cause and such termination occurs outside of a change of control event, Mr. Jain will be entitled to (a) six months’ severance based on
Mr. Jain’s annual base salary, and (b) six months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Jain becomes covered under a similar plan of a new employer.
On March 27, 2025, we entered into an Amended and Restated Change of Control and Severance Agreement with Mr. Jain that provides for twelve months of severance and continued benefits in the event of a qualifying termination of employment (whether or not in the context of a change of control event), in order to better align the terms of Mr. Jain’s severance entitlements with those of our other executive officers (other than our Chief Executive Officer).
On August 6, 2025, Mr. Jain’s employment with CareDx terminated. Per his Amended and Restated Change of Control and
Severance Agreement Mr. Jain received a lump-sum cash payment in an amount equal to twelve (12) months of his base salary in the amount of $482,183. and (b) twelve months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Jain becomes covered under a similar plan of a new employer. In addition he received payment of the 2025 annual bonus in the amount of $309,526.
Nathan Smith
Pursuant to Mr. Smith’s Change of Control and Severance Agreement, effective May 20, 2025, if within three months prior to, or twelve months following a change of control, we or our successor terminate Mr. Smith’s employment without cause or Mr. Smith resigns for good reason, Mr. Smith will be entitled to (a) lump sum payment equal to twelve months of Mr. Smith’s annual base salary (at the greater of the rate in effect immediately prior to the change of control or the rate in effect immediately prior to the date of such termination), (b) acceleration of vesting equal to 100% of any unvested equity awards (with any performance criteria being deemed achieved at target levels for the relevant performance period(s)), (c) a lump sum payment equal to 100% of Mr. Smith’s annual bonus (equal to the greater of target bonus in effect for the fiscal year in which the change of control occurs or the target bonus in effect for the fiscal year in which the termination occurs) and (d) 12 months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Smith becomes covered under a similar plan of a new employer. Pursuant to the agreement, if we or a successor terminates Mr. Smith’s employment without cause and such termination occurs outside of a change of control event, Mr. Smith will be entitled to (a) nine months’ severance based on Mr. Smith’s annual base salary to be paid periodically in accordance with the Company’s normal payroll policies, and (b) nine months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Smith becomes covered under a similar plan of a new employer, and (c) if such termination occurs prior to the one year anniversary of Mr. Smith’s start date, the inducement equity awards granted to Mr.
Smith in connection with the initial appointment will vest pro rata based on the number of days that elapsed since starting employment with us.
On February 25, 2026, Mr. Smith terminated employment with CareDx. Per the Severance Agreement Mr. Smith will receive nine months’ severance based on Mr. Smith’s annual base salary, to be paid periodically in accordance with the Company’s normal payroll policies, of $300,000, and (b) nine months of continued benefits, provided, that such reimbursement will cease on the date that Mr. Smith becomes covered under a similar plan of a new employer. In addition he received payment of the 2025 annual bonus in the amount of $91,643.
For purposes of the Change of Control and Severance Agreements with each of our NEOs, “cause” means generally:
•executive’s material failure to perform the executive’s stated duties after a written notice of failure and a cure period of ten days;
•executive’s material violation of our policies or any written agreement or covenant with us;

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Executive Compensation
•executive’s conviction of, or entry of a plea of guilty or nolo contendere to, a felony;
•a willful act by executive that constitutes gross misconduct and which is injurious to us;
•executive’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to us;
•the unauthorized use or disclosure by executive of any of our proprietary information or trade secrets or any other party to whom they owe an obligation of nondisclosure as a result of the executive’s relationship with us; or
•executive’s willful failure to cooperate with an investigation by a governmental authority.
Good reason means occurrence of one or more of the following:
•a material reduction in the executive's title, duties, authority, or responsibilities;
•a material reduction in the executive's annual base salary (unless base salaries of all other senior executives are similarly reduced);
•our failure to obtain assumption of the agreement by any successor;
•a material change in the geographic location of the executive's principal workplace (with relocations of less than thirty miles from Brisbane, California not constituting a material change);
•or any other action or inaction by us that constitutes a material breach of the agreement or any other written agreement between us and the executive.
The following table estimates the amounts payable to our named executive officers in the event that a change of control, termination of employment or both occurred on December 31, 2025, or, in the case of Mr. Jain on August 6, 2025, the date of his termination of employment. The closing price of our common stock on December 31, 2025, as reported on the Nasdaq Global
Market, was $18.84 per share. The following table excludes certain benefits, such as accrued vacation, that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change of control and/or the NEOs qualifying separation from the Company:

	Termination by the Company Without Cause Outside of Change of Control Window			Termination by the Company Without Cause During Change of Control Window
Name*	Cash Payments ($)	Continuation of Benefits(1) ($)	Value of Equity Accelerated ($)	Cash Payments ($)	Continuation of Benefits(1) ($)	Value of Equity Accelerated ($)

John W. Hanna	700,000	—	—	2,100,000	—	16,643,579
Keith Kennedy	592,250	45,985	—	947,600	45,985	3,068,151
Jessica Meng	489,250	—	—	782,800	—	2,405,020
Jeffrey Novack	370,000	—	—	642,000	—	1,400,509
Abhishek Jain*
Nathan Smith(2)
*For NEOs other than Mr. Jain, represents the estimated severance payable under each executive’s applicable Change of Control and
Severance Agreement at the rate in effect on December 31, 2025. For Mr. Jain, it represents the cash severance under his separation and release agreement as of August 6, 2025.
(1)Represents the estimated cost of employer-paid reimbursement of health care coverage for the applicable periods specified in each executive’s Change of Control Agreement (or separation and release agreement). These benefits cease if the executive becomes eligible for comparable coverage through a new employer.
(2)The employment of Nathan Smith, Chief Financial Officer was terminated on February 25, 2026. Upon termination of his employment and under the Change of Control and Severance Agreement between him and the Company, he was paid (i) a lump-sum cash payment in an amount equal to nine months of his base salary, as in effect immediately prior to the termination date, (ii) payment of bonus in the amount of
$91,643, and (iii) vesting of 5,840 restricted stock units valued at $109,500, representing pro rata vesting during the period of Mr. Smith’s employment with the Company through the termination date.

82 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
Pay Ratio Disclosure
We are a leading precision medicine company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients and caregivers. We offer testing services, products, and digital healthcare solutions along the pre- and post-transplant patient journey, and we are a leading provider of genomics-based information for transplant patients.
As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all our employees (other than our Chief Executive Officer) and the annual total compensation of John
Hanna, our Chief Executive Officer and President (our “CEO”) on October 15, 2025. Neither the Compensation and Human Capital
Committee nor our management used our CEO pay ratio measure in making compensation decisions. As explained by the SEC when it adopted Item 402(u), the rule was designed to allow stockholders to better understand and assess our compensation practices and pay ratio disclosures rather than to facilitate a comparison of this information from one company to another.
However, the pay ratio rules provide companies with flexibility to select the methodology and assumptions used to identify the median employee, calculate the median employee's compensation and estimate the pay ratio. As a result, our methodology may differ from those used by other companies, which likely will make it difficult to compare pay ratios with other companies, including those within our industry.
CEO Pay Ratio for Fiscal Year 2025
•The median of the 2025 annual total compensation of all our employees, excluding our CEO, was $148,417;
•The annualized total compensation of our CEO in 2025 was $7,179,699; and
•The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was 48 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
Methodology
The methodology, including key assumptions and estimates, used to identify the employee (excluding our Chief Executive Officer)
with compensation at the median of the annual total compensation of all our employees was based on the following:
•In determining our employee population, we considered the individuals, excluding our Chief Executive Officer, who were employed by us and our consolidated subsidiaries as of October 15, 2025, whether employed on a full-time, part-time, seasonal or temporary basis. As of October 15, 2025, we had 767 employees. As permitted by the de minimis exception contained in Item 402(u)(4)(ii) of Regulation S-K, we have excluded our 21 employees in Canada, Egypt, Germany,
Hungary, Italy, Saudi Arabia, Serbia, South Africa, Spain, Taiwan and the United Kingdom, leaving us with a population of
746 employees. We did not include any contractors or other non-employee workers in our employee population.
•To identify our median employee, we chose to use total cash and equity compensation as our consistently-applied compensation measure, which we calculated as of October 15, 2025. After applying our methodology, our median employee was a Software Engineer, based in the U.S.
•For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using the applicable exchange rates in effect on October 15, 2025. For permanent employees hired during 2025, we annualized their total cash as if they had been employed for the entire measurement period. We did not make any cost-of-living adjustments.
Calculation
Using the aforementioned methodology, the individual identified as the calculated median employee had actual earnings consisting of base pay, bonus, company paid health and insurance benefits and 401(k) match for 2025 annual total compensation in the amount of $148,417. Mr. Hanna’s compensation for purposes of the pay ratio disclosure has been adjusted as follows: base salary annualized and target bonus payout included for a total of $7,179,699.

CareDx Inc.	2026 Proxy Statement | 83
Executive Compensation
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (the “CAP”) to our principal executive officers (“PEOs”) and our other NEOs (the “Non-PEO NEOs”) and certain financial performance of the Company. The CAP does not reflect the actual amount of compensation earned, realized or received by the PEOs or Non-PEO NEOs during the applicable fiscal year. The following table shows the total compensation for our NEOs for the past five fiscal years as set forth in the “Summary Compensation
Table”, the CAP to our PEOs, and on an average basis, our Non-PEO NEOs (in each case, as determined under SEC rules), our
Total Shareholder Return (“TSR”), the TSR for companies in the Nasdaq Biotech Index, our net income, and our Company-
Selected Measure, Revenue.

									Value of Initial Fixed $100 Investment Based On:
Fiscal Year (a)	Summary Compensation Table (“SCT”) for Mr. Hanna (PEO 1) (b)(1)	CAP to Mr. Hanna (PEO 1) (c)(2)	Summary Compensation Table (“SCT”) for Mr. Johnson (PEO 2) (d)(1)	CAP to Mr. Johnson (PEO 2) (e)(2)	SCT for Dr. Seeto (PEO 3) (f)(1)	CAP to Dr. Seeto (PEO 3) (g)(2)	Average SCT for Non- PEO NEOs (j)(3)	Average CAP to Non- PEO NEOs (k)(2)	TSR (l)(4)	Peer Group TSR (m)(4)	Net Income (in thousands) (n)	Revenue (in thousands) (o)(5)

2025	$7,179,699	$3,453,094	$—	$—	—	—	$2,128,811	$1,664,869	$26.00	$124.75	($21,354)	$379,805
2024	9,424,329	24,178,001	$2,937,571	$7,443,241	$—	$—	$2,986,074	$3,772,296	$29.55	$93.49	$52,549	$333,785
2023	—	—	3,097,438	1,923,573	$10,551,753	$6,665,898	$4,617,844	$4,412,835	$16.56	$94.03	($190,284)	$280,324
2022	—	—	—	—	$12,786,270	($648,097)	$3,784,612	$118,224	$15.75	$89.90	($76,613)	$321,793
2021	—	—	—	—	$7,090,121	($50,411)	$2,605,699	$140,603	$62.77	$100.02	($30,662)	$296,397
(1)The dollar amounts reported in columns (b), (d), and (f) are the amounts of total compensation reported for Mr. Hanna (our Chief Executive
Officer and Principal Executive Officer since April 15, 2024), Mr. Johnson (our Principal Executive Officer from November 1, 2023 to April 15,
2024), and Dr. Seeto (Chief Executive Officer and Principal Executive Officer from November 1, 2020 to November 1, 2023) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the “Summary Compensation Table” on page 71 for additional information.
(2)The dollar amounts reported in columns (c), (e), (g), (i), and (k) represent the amount of the CAP, as computed in accordance with SEC rules.
The CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. These amounts reflect the total amount of compensation for our NEOs reported in the Summary
Compensation Table with certain adjustments as described in the table below for the most recent fiscal year. We do not have a defined benefit plan so no adjustment for pension benefits is included. The valuation assumptions and processes used to recalculate fair values did not materially differ from those disclosed at the time of grant.

Fiscal Year	Executives	SCT (a)	Grant Date Value of New Awards (b)	Year End Value of New Awards (i)	Change in Value of Outstanding Awards Granted in Prior Fiscal Year (ii)	Change in Value of Vested Awards Granted in Prior Fiscal Years (iii)	Fair Value of Vested Awards Granted and Vested in Current Fiscal Year (iv)	Fair Value at Start of Fiscal Year of Awards that Failed to Meet Vesting Conditions (v)	Value of Dividend s Paid on Equity Awards not Reflected in Fair Value (vi)	Total Equity CAP (c)=(i)+(ii)+ (iii)+(iv)	CAP (d)= (a)-(b)+(c)

2025	PEO 1	$7,179,699	($5,622,638)	$5,199,291	($2,053,392)	($1,249,867)	—	—	—	$1,896,033	$3,453,094
	Non-PEO NEO Avg	$2,128,811	($1,364,519)	$1,345,448	($210,961)	($233,910)	—	—	—	$900,577	$1,664,869
(a)The dollar amounts reported in the Summary Compensation Table for the applicable year.
(b)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards”
columns of the Summary Compensation Table for the applicable year.

84 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
(c)The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following:
(d)the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the applicable year;
(e)the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;
(f)for awards that vest in the applicable year, the change in the fair value as of the vesting date from the beginning of the applicable year;
(g)for awards that failed to meet vesting conditions in the applicable year, the fair value from the end of prior fiscal year.
(h)for awards that failed to meet vesting conditions in the applicable year, the fair value from the end of prior fiscal year;
(i)value of dividend not otherwise captured in the calculation of each Fair Value used to calculate CAP
(j)The CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules.
(3)The dollar amounts reported in column (j) are the average amounts of total compensation reported for the Non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to our “Summary Compensation Table” on page 71 for additional information. For each of fiscal years in the table, the Non-PEO NEOs were:

2025	2024	2023	2022	2021

Abhishek Jain	Abhishek Jain	Abhishek Jain	Abhishek Jain	Ankur Dhingra
Keith Kennedy	Keith Kennedy	Abraham Ronai	Alexander Johnson	Alexander Johnson
Jessica Meng	Jessica Meng		Abraham Ronai	Sasha King
Jeffrey Novack	Jeffrey Novack		Ankur Dhingra	Peter Maag, Ph. D.
Nathan Smith			Sasha King	Marcel Konrad
(4)TSR is determined based on the value of an initial fixed investment of $100. The TSR peer group consists of the Nasdaq Biotech Index companies. TSR is calculated by dividing (i) the difference between the stock price at the end of each measurement period shown and the beginning of the measurement period by (ii) the stock price at the beginning of the measurement period.
(5)We determined Revenue to be the most important financial performance measure used to link Company performance to the CAP to our PEOs and Non-PEO NEOs in 2025, consistent with the Total Sales targets used for our short-term incentives (annual bonuses) and long-term incentives (PRSUs). See page 57 of our CD&A for additional information.
Relationship Between the CAP and Performance Measures
We believe the table above shows the alignment between the CAP to the NEOs and the Company’s performance, consistent with our compensation philosophy as described in our CD&A beginning on page 57. The charts below show the relationship between the CAP to our PEOs and Non-PEO NEOs and (i) our TSR and the Peer Group TSR; (ii) our net income and (iii) our Company-
Selected Measure, Revenue, during the five most recently completed fiscal years.

CareDx Inc.	2026 Proxy Statement | 85
Executive Compensation
Chart 1
Chart 2

86 | 2026 Proxy Statement	CareDx Inc.
Executive Compensation
Chart 3
2025 Most Important Performance Measures
The Compensation and Human Capital Committee uses a mix
of performance measures throughout our annual and long-
term incentive programs to align executive pay with Company
performance. As required by SEC rules, the performance
measures identified as the most important for all of our NEOs’
2025 compensation decisions are listed in the table to the
right. The measures in this table are not ranked.

Most Important Performance Measures
Revenue
Adjusted EBITDA
Pipeline

CareDx Inc.	2026 Proxy Statement | 87
Executive Compensation
Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	(b) Weighted Average Exercise Price of Outstanding Options and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by stockholders(2)	4,675,730	$24.78	3,047,496
Equity compensation plans not approved by stockholders(3)	1,734,080	$13.12	141,444
Total:	6,409,810	$20.47	3,188,940
(1)The weighted average exercise price is calculated based solely on outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.
(2)Includes the following plans: the 2014 Plan and the 2024 Plan.
(3)Consists of shares available for issuance under the CareDx, Inc. 2016 Inducement Equity Incentive Plan, the CareDx, Inc. 2019 Inducement
Equity Incentive Plan, the CareDx Inc. 2025 Inducement Equity Incentive Plan and the inducement grants in connection with the appointments of Messrs. Hanna and Kennedy and Ms. Meng.

88 | 2026 Proxy Statement	CareDx Inc.
Security Ownership of Certain
Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31,
2026 for:
•each of our current directors and nominees for director;
•each of our NEOs;
•all of our current directors and executive officers as a group; and
•each person or group who beneficially owned more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 51,274,651 shares of our common stock outstanding as of March 31, 2026. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2026, or issuable pursuant to RSUs that are subject to vesting conditions expected to occur within 60 days of March 31, 2026, to be outstanding and to be beneficially owned by the person holding the warrants, stock option or RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o CareDx, Inc., 8000 Marina
Boulevard, 4th Floor, Brisbane, California 94005.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

5% Stockholders:
BlackRock, Inc.(1)	4,416,324	8.6%
Baron Capital Group(2)	3,155,180	6.2%
Bellevue Group AG.(3)	3,145,546	6.1%
Neil Gagnon(4)	3,054,946	6.0%
State Street Corporation(5)	2,737,752	5.3%
Directors and Named Executive Officers:
John W. Hanna(6)	272,827	*
Keith Kennedy(7)	49,293	*
Jessica Meng(8)	39,319	*
Jeffrey Novack(9)	50,600	*

CareDx Inc.	2026 Proxy Statement | 89
Security Ownership of Certain Beneficial Owners and Management

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Nathan Smith(10)	8,171	*
Directors and Named Executive Officers:
Abhishek Jain(11)	273,268	*
Michael D. Goldberg(12)	145,358	*
George W. Bickerstaff, III(13)	132,163	*
Fred E. Cohen, M.D., D. Phil(14)	143,162	*
Christine M. Cournoyer(15)	37,045	*
Suresh Gunasekaran	—	—
Peter Maag, Ph.D.(16)	296,743	*
R. Bryan Riggsbee(17)	15,674	*
Arthur A. Torres(18)	37,132	*
Hannah A. Valantine(19)	26,891	*
All current directors and executive officers as a group (13 persons)(20)	1,246,207	2.4%
*Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1)Based solely on a Schedule 13G/A filed with the SEC on April 17, 2025, reporting beneficial ownership as of March 31, 2025, BlackRock, Inc.
reported beneficial ownership of 4,416,324 shares of our common stock, including (i) sole voting power over 4,323,315 shares and (ii) sole dispositive power over 4,416,324 shares. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(2)Based solely on a Schedule 13G filed with the SEC on November 14, 2025, reporting beneficial ownership as of September 30, 2025, Baron
Capital Group, Inc., together with BAMCO, Inc., Baron Capital Management, Inc., and Ronald Baron, reported beneficial ownership of
3,155,180 shares of our common stock and shared voting and shared dispositive power over such shares. The business address of the Baron reporting persons is 767 Fifth Avenue, 49th Floor, New York, NY 10153.
(3)Based solely on a Schedule 13G/A filed with the SEC on November 14, 2024, reporting beneficial ownership as of September 30, 2024,
Bellevue Group AG, on behalf of its wholly owned subsidiaries Bellevue Asset Management (UK) Ltd. and Bellevue Asset Management AG,
reported beneficial ownership of 3,145,546 shares of our common stock and shared voting and shared dispositive power over such shares.
The business addresses of the Bellevue reporting persons are Seestrasse 16, Küsnacht, Switzerland CH‑8700 (Bellevue Group AG and
Bellevue Asset Management AG) and 32 London Bridge Street, 24th Floor, London, England SE1 9SG (Bellevue Asset Management (UK)
Ltd.).
(4)Based solely on a Schedule 13G/A filed with the SEC on February 12, 2026, reporting beneficial ownership as of December 31, 2025, Mr.
Gagnon reported beneficial ownership of 3,054,946 shares of our common stock, including (i) sole voting and dispositive power over 177,878 shares, (ii) shared voting power over 2,551,068 shares, and (iii) shared dispositive power over 2,877,068 shares. The business address of Mr.
Gagnon and the affiliated reporting persons is 1370 Avenue of the Americas, 26th Floor, New York, NY 10019.
(5)Based solely on a Schedule 13G filed with the SEC on February 9, 2026, reporting beneficial ownership as of December 31, 2025, State
Street Corporation. reported beneficial ownership of 2,737,752 shares of our common stock, including (i) sole voting power over 2,737,752 shares and (ii) sole dispositive power over 2,737,752 shares. The business address of State Street Corporation is One Congress Street, Suite
1, Boston, MA 02114.
(6)Represents (i) 54,784 shares of common stock held by Mr. Hanna, (ii) 29,196 shares underlying options to purchase shares of our common stock that are currently exercisable or will become exercisable within 60 days of March 31, 2026, and (iii) 188,847 shares underlying RSUs that are scheduled to vest and settle within 60 days of March 31, 2026.
(7)Represents (i) 19,369 shares of common stock held by Mr. Kennedy and (ii) 4,194 shares underlying options to purchase shares of our common stock that are currently exercisable or will become exercisable within 60 days of March 31, 2026, and (iii) 25,730 shares underlying
RSUs that are scheduled to vest and settle within 60 days of March 31, 2026.
(8)Represents (i) 15,590 shares of common stock held by Ms. Meng, (ii) 3,145 shares underlying options to purchase shares of our common stock that are currently exercisable or will become exercisable within 60 days of March 31, 2026, and (iii) 20,584 shares underlying RSUs that are scheduled to vest and settle within 60 days of March 31, 2026.
(9)Represents (i) 33,513 shares of common stock held by Mr. Novack, (ii) 145 shares underlying options to purchase shares of our common stock that are currently exercisable or will become exercisable within 60 days of March 31, 2026, and (iii) 16,942 shares underlying RSUs that are scheduled to vest and settle within 60 days of March 31, 2026.

90 | 2026 Proxy Statement	CareDx Inc.
Security Ownership of Certain Beneficial Owners and Management
(10)Represents (i) 8,171 shares of common stock held by Mr. Smith. Based solely on the Company’s internal equity records as of March 31, 2026.
(11)Represents (i) 253,824 shares of common stock held by Mr. Jain, (ii) 919 shares underlying options to purchase shares of our common stock that are currently exercisable or will become exercisable within 60 days of March 31, 2026, and (iii) 18,525 shares underlying RSUs that are scheduled to vest and settle within 60 days of March 31, 2026. Based solely on the Company’s internal equity records as of March 31, 2026.
(12)Represents (i) 145,358 shares of common stock held by Mr. Goldberg.
(13)Represents (i) 132,163 shares of common stock held by Mr. Bickerstaff.
(14)Represents (i) 143,162 shares of common stock held by Dr. Cohen.
(15)Represents (i) 37,045 shares of common stock held by Ms. Cournoyer.
(16)Represents (i) 296,743 shares of common stock held by Dr. Maag.
(17)Represents (i) 15,132 shares of common stock held by Mr. Riggsbee and (ii) 542 shares underlying options to purchase shares of our common stock that are currently exercisable or will become exercisable within 60 days of March 31, 2026
(18)Represents (i) 37,132 shares of common stock held by Mr. Torres.
(19)Represents (i) 26,891 shares of common stock held by Dr. Valantine.
(20)Represents (i) 956,882 shares of common stock held by our current directors and executive officers directly, (ii) 37,222 shares underlying options to purchase shares of our common stock that are currently exercisable or will become exercisable within 60 days of March 31, 2026, and (iii) 252,103 shares underlying RSUs that are scheduled to vest and settle within 60 days of March 31, 2026. This excludes shares of common stock held by Messrs. Smith and Jain as they are not current officers as of March 31, 2026.

CareDx Inc.	2026 Proxy Statement | 91
Related Party Transactions
Since January 1, 2025, there have not been any transactions or series of transactions, and there is currently no proposed transaction, to which we were or are to be a participant in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers or persons who we know held more than five percent of any class of our capital stock, including their immediate family members, had or will have a direct or indirect material interest, other than compensation arrangements that are described under “Executive Compensation” above and the indemnification agreements described below.
Indemnification Agreements
We have also entered into indemnification agreements with our directors and certain of our executive officers. The indemnification agreements and the Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.
Rule 10b5-1 Sales Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. Rule
10b5-1 plans are subject to certain requirements, including a cooling-off period (the later of 90 days after plan adoption or the next quarterly earnings release, up to 120 days) before trading may commence, a prohibition on maintaining multiple overlapping plans, and a limit of one single-trade plan per 12-month period. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time, subject to the terms of the plan. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.
Policies and Procedures for Related Party Transactions
Our Audit and Finance Committee adopted a formal written policy that our Audit and Finance Committee is responsible for reviewing “related party transactions.” A “related party transaction” is a transaction, arrangement, or relationship in which we
(including any of our subsidiaries) and any “related party” were, are, or will be participants involving an amount that exceeds
$120,000. For purposes of this policy, a related party is defined as a director, nominee for director, executive officer, or greater than 5% beneficial owner of our common stock and their immediate family members, any entity in which such person is employed or is a general partner or principal and any entity where such person has a 5% or greater beneficial ownership interest.
Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our Audit and
Finance Committee. In determining whether to approve or ratify any such proposal, our Audit and Finance Committee will take into account, among other factors it deems appropriate, (a) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and (b) the extent of the related party’s interest in the transaction. The policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements of executive officers, (2) certain director compensation arrangements, (3) transactions with another company at which a related party’s only relationship is as a non-executive employee, director or beneficial owner of less than 5% of that company’s shares,
(4) transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and (5) transactions available to all U.S. employees generally.

92 | 2026 Proxy Statement	CareDx Inc.
Other Matters
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10%
stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who failed to file a timely required report during the most recent fiscal year. Based solely upon our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2025, all Section 16(a) filing requirements were satisfied on a timely basis, except that a late Form 4 was filed for Jeffrey Novack on July 14, 2025 due to administrative error.
Available Information
Our financial statements for our fiscal year ended December 31, 2025 are included in our Annual Report on Form 10-K for the year ended December 31, 2025. This proxy statement and our annual report are posted on the Investors section of our website at
investors.caredxinc.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to CareDx, Inc., Attention: Investor Relations, 8000 Marina Boulevard, 4th Floor,
Brisbane, California 94005.
Note About Forward-Looking Statements
This proxy statement contains forward-looking statements that involve a number of risks and uncertainties. Words such as
“believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-
term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the year ended
December 31, 2025. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.
Householding
The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for Notice of Internet
Availability of Proxy Materials (the “Notice”) or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies.
Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

CareDx Inc.	2026 Proxy Statement | 93
Other Matters
A Notice will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or other proxy materials, please notify your broker or call the Company’s Secretary at
(415) 287-2300 or submit a request in writing to our Corporate Secretary, 8000 Marina Boulevard, 4th Floor, Brisbane,
California 94005. Stockholders who currently receive multiple copies of the Notice or other proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or other proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Company Website
We maintain a website at www.caredx.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the proxy card or execute and return, at your earliest convenience, the proxy card.
The Board of Directors
Brisbane, California
April 27, 2026

CareDx Inc.	2026 Proxy Statement | A-1
Appendix A
2024 Equity Incentive Plan
1.GENERAL.
a.Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees,
Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the
Company and any Affiliate and to promote the creation of long-term value for the stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders.
b.Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options;
(ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; and (vi) Other Awards.
c.Effective Date. The Plan will come into existence on the Effective Date.
2.SHARES SUBJECT TO THE PLAN.
a.Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 3,500,000 shares.
b.Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 3,500,000 shares.
c.Share Reserve Operation.
(i)Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of
Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed
Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan. For the avoidance of doubt, Awards that by their terms settle in cash shall not reduce the Share Reserve.
(ii)Reversion of Previously Issued Shares of Common Stock to Share Reserve. If any Award is forfeited, expires, terminates, otherwise lapses or is surrendered pursuant to an Exchange Program or otherwise settled for cash, in whole or in part, without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated or lapsed Award or Award surrendered or settled in cash shall be added back to the Share Reserve and again become available for issuance under the Plan. For the avoidance of doubt, the following will not be added back to the Share Reserve or again available for issuance under the Plan: (A) any Shares withheld in respect of taxes, (B) any Shares tendered or withheld to pay the exercise price of Options, and (C) any Shares underlying an Award of stock-settled SARs.
3.ELIGIBILITY AND LIMITATIONS.
a.Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
b.Specific Award Limitations.
(i)Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in
Sections 424(e) and (f) of the Code).

A-2 | 2026 Proxy Statement	CareDx Inc.
Appendix A
(ii)Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds
$100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing
Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).
(iii)Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder
may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the
Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be
granted to Employees, Directors and Consultants who are providing Continuous Service unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the distribution requirements of Section 409A or is not subject to Section 409A.
c.Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
d.Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, in each case following the Effective Date, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee
Director for his or her service as a Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For the avoidance of doubt, any Awards granted and cash fees paid to a
Non-Employee Director for his or her service as a Non-Employee Director in respect of any fiscal year shall count against the compensation limits set forth in this Section 3(d) for the fiscal year to which such Awards and fees relate, regardless of any deferral of such Awards or fees.
e.Minimum Vesting. Notwithstanding the Board’s discretion to determine the vesting schedule applicable to an
Award, all Awards, and all portions of Awards, shall be subject to a vesting schedule that provides that the Award shall not vest with respect to any of the covered shares of Common Stock prior to the one year anniversary of the date of grant of the Award (or the date of commencement of employment or service, in the case of a grant made in connection with a Participant’s commencement of employment or service); provided, however, that (i) Awards with respect to 5% of the aggregate number of shares subject to the Share Reserve may be granted under the Plan to any one or more Participants (other than Officers) without respect to such minimum vesting provisions, (ii) vesting of any Award may accelerate pursuant to Section 6(c)(ii), (iii) Awards that vest on the earlier of the one-year anniversary of the date on which the Award was granted and the next annual meeting of stockholders (so long as such next annual meeting of stockholders is at least 50 weeks after the immediately preceding year’s annual meeting of stockholders) may be granted to Non-Employee Directors without respect to such minimum vesting provisions, and (iv) nothing herein shall prohibit the Board from accelerating the vesting of any Award in connection with the termination of a Participant’s Continuous Service in exchange for a release of claims.
4.OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Award Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

CareDx Inc.	2026 Proxy Statement | A-3
Appendix A
a.Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award
Agreement.
b.Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award.
Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a corporate transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
c.Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Award
Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Award Agreement:
(i)by cash or check, bank draft or money order payable to the Company;
(ii)pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the U.S. Federal
Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair
Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that
(1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v)in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
d.Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the
Participant must provide notice of exercise to the Plan Administrator in accordance with the Award Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common
Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over
(ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common
Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the Award Agreement.
e.Transferability. Options and SARs may not be transferred to third-party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that, except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration, and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a
Nonstatutory Stock Option as a result of such transfer:

A-4 | 2026 Proxy Statement	CareDx Inc.
Appendix A
(i)Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law)
while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an
Option or SAR may be transferred pursuant to a domestic relations order.
f.Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or
SAR as determined by the Board and vesting conditions may include achievement of one or more Performance
Goals. Except as otherwise determined by the Board or provided in the applicable Award Agreement or other written agreement between a Participant and the Company, vesting of Options and SARs will cease upon termination of the
Participant’s Continuous Service.
g.Termination of Continuous Service for Cause. Except as otherwise determined by the Board or explicitly provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s
Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous
Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common
Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award. If a Participant is suspended pending investigation of whether his or her Continuous Service shall be terminated for Cause, the
Participant’s rights to exercise an Option or SAR shall be suspended during the investigation period.
h.Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than
Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time determined by the Board or provided in the Award Agreement or other written agreement between a Participant and the Company; provided, however, that in no event may such
Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)3 months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death); or
(ii)12 months following the date of such termination if such termination is due to the Participant’s Disability or the
Participant’s death (or if the Participant’s death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) above)).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable
Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
i.Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise determined by the Board or provided in the Award Agreement or other written agreement between a
Participant and the Company, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the
Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy or (iii) the Board has suspended exercisability under Section
7(b), then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions;

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provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
j.Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a corporate transaction in which such Award is not assumed, continued or substituted, (iii) a
Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement between the Employee and the Company or one of its Affiliates or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This
Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
k.Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
l.Rights as a Stockholder. Dividends and dividend equivalents may not be paid or credited to Options or SARs, and a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option or SAR until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 4(c) or 4(d), as applicable.
5.AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.
a.Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and
RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award
Agreement or otherwise) to the substance of each of the following provisions:
(i)Form of Award.
(1)RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of
Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a
RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the
Plan or any Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii)Consideration.
(1)RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.
(2)RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the
Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in

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settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or
RSU Award as determined by the Board, which may include achievement of one or more Performance Goals.
Except as otherwise determined by the Board or provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)Termination of Continuous Service. Except as otherwise determined by the Board or provided in the Award
Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous
Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the
Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award; provided, however, that if the
Company has a contingent contractual obligation to provide for accelerated vesting of a Participant’s Restricted
Stock Award or RSU Award after termination of the Participant’s Continuous Service, the unvested portion of such Award subject to potential acceleration shall remain outstanding until the maximum contractual time for determining whether such contingency will occur, and terminate at such time if the contingency has not then occurred.
(v)Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, subject to the same restrictions on transferability and forfeitability as the underlying Award with respect to which such dividends or dividend equivalents are granted and subject to such other terms and conditions as determined by the Board and specified in the Award Agreement.
(vi)Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash
(or any combination thereof) or in any other form of payment, as determined by the Board and specified in the
RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award in a manner intended to comply with
Section 409A, as applicable.
b.Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such
Other Awards and all other terms and conditions of such Other Awards (including the form of settlement, which may be in the form of Common Stock, cash or other form of payment).
6.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
a.Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan, (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
b.Dissolution or Liquidation. Except as otherwise determined by the Board or provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of
Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous

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Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
c.Change in Control. All Awards outstanding on the effective date of a Change in Control shall be treated in the manner described in the definitive agreement evidencing the Change in Control (or, in the event that the Change in
Control is not effected pursuant to a definitive agreement to which the Company is party, in the manner determined by the Board, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, without limiting the prior sentence, the treatment specified in the transaction agreement or by the
Board may include (without limitation) one or more of the following with respect to each outstanding Award:
(i)Awards May Be Assumed. In the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all
Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan
(including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the
Company (or the successor’s parent company, if any), in connection with such Change in Control. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)Awards Held by Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Change in Control (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Change in Control
(contingent upon the effectiveness of the Change in Control) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and such
Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Change in Control, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Change in Control). With respect to the vesting of Awards with performance-based vesting that will accelerate upon the occurrence of a Change in Control pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award
Agreement, the vesting of such Awards will accelerate at 100% of the target level upon the occurrence of the
Change in Control (or such greater level as determined by the Board). With respect to the vesting of Awards that will accelerate upon the occurrence of a Change in Control pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the
Change in Control or such later date as required to comply with Section 409A.
(iii)Awards Held by Persons other than Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Change in Control;
provided, however, that any reacquisition or repurchase rights held by the Company with respect to such
Awards will not terminate and may continue to be exercised notwithstanding the Change in Control.
(iv)Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Change in Control, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the
Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise; for clarity, an Award may be cancelled without payment of any consideration if the value of such property is equal to or less than the exercise price.

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d.Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a
Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a
Change in Control involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
e.No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.ADMINISTRATION.
a.Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
b.Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards;
(2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted;
(4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award (and whether and to what degree any applicable Performance Goals have been attained); (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person;
(6) the Fair Market Value applicable to an Award; and (7) the terms of any Award with performance-based vesting that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)To settle all controversies regarding the Plan and Awards granted under it.
(iv)To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any
Change in Control, for reasons of administrative convenience or in connection with any other event pursuant to which the Board determines prohibition of exercise is necessary or reasonable.
(vi)To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and
(2) such Participant consents in writing.
(viii)To submit any amendment to the Plan for stockholder approval.

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(ix)To institute and determine the terms and conditions of an Exchange Program; provided that the Board shall not implement an Exchange Program without stockholder approval.
(x)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more
Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to
Board discretion; provided however, that, (1) the Board shall not, without stockholder approval, reduce the exercise or strike price of an Option or SAR (other than in connection with a Capitalization Adjustment) and, at any time when the exercise or strike price of an Option or SAR is above the Fair Market Value of a share of
Common Stock, the Board shall not, without stockholder approval, cancel and re-grant or exchange such
Option or SAR for a new Award with a lower (or no) purchase price or for cash, and (2) a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.
(xi)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xii)To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or
Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).
c.Delegation to Committee.
(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the
Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board will retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the
Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under
Rule 16b-3(b)(3) of the Exchange Act, and, thereafter, any action establishing or modifying the terms of the
Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
d.Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any
Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
e.Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the
Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the
Committee, unless otherwise provided in the resolutions approving the delegation of authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

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8.TAX WITHHOLDING
a.Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. and/or non-U.S. federal, state, or local tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
b.Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the
Company may, in its sole discretion, satisfy any U.S. and/or non-U.S. federal, state or local tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means:
(i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of
Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant;
(v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board or (vi) by such other method as may be set forth in the Award
Agreement.
c.No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the
Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The
Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an
Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees not to make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any
Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue
Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not to make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the U.S. Internal
Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common
Stock on the date of grant as subsequently determined by the U.S. Internal Revenue Service.
d.Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the
Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.MISCELLANEOUS.
a.Source of Shares; Fractional Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise. No fractional shares of Common Stock will be issued or delivered pursuant to this Plan or any Award. The Board may determine whether cash, other Awards or other securities or property will be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto will be forfeited or otherwise eliminated.
b.Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to
Awards will constitute general funds of the Company.
c.Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an
Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is

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communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g.,
Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award
Agreement or related grant documents.
d.Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common
Stock subject to such Award is reflected in the records of the Company.
e.No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the
Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the
Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the
Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or
Plan.
f.Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the
Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law and without the affected Participant’s consent, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
g.Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan
Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
h.Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
i.Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award
Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right

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in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of
Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a
Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a
“constructive termination” or any similar term under any plan of or agreement with the Company or any of its
Affiliates.
j.Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable
Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
k.Transfer or Assignment of Awards; Issued Shares. Except as otherwise determined by the Board or expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of
Restricted Stock Awards and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
l.Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any
Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
m.Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any
Award may be deferred and may establish programs and procedures for deferral elections to be made by
Participants. Deferrals will be made in accordance with the requirements of Section 409A.
n.Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements
will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of
Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award
Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
o.Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
p.Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously acknowledges that the Company and its Affiliates will process certain personal information about the Participant in accordance with the provisions of the Company’s privacy notice, a copy of which can be obtained by the Participant by contacting his or her local human resources representative. Such personal information may include, but is not limited to, the
Participant’s name, home address, email address and telephone number, date of birth, social security or insurance number, passport number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, and details of all Awards or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing,

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administering and managing the Plan. In certain jurisdictions, the Participant’s consent is required in order for the parties to process Participant’s personal information for the purpose of implementing, administering and managing
Participant’s participation in the Plan pursuant to and in accordance with his or her Award Agreement. Where such consent is required and without limiting any other specific consent provided by the Participant, including in any consent provided in a separate document, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described herein and any other applicable Award grant materials by and among, as applicable, the Company or any of its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that Data will be transferred to a stock plan service provider as may be selected by the Company from time-to-time (the “Designated Broker”), which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United
States or elsewhere, and that the recipient’s country of operation may have different data privacy laws and protections than the Participant’s country. The Participant understands that if he or she resides outside the United
States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes (where such authorization is required) the Company, the Designated Broker and any other possible recipients which may assist the Company
(presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or, where applicable, refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Participant understands that where his or her consent is required by applicable law, he or she is providing the consents on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke his or her consent, his or her status as an Employee, Consultant or Director and career with the
Company and its Affiliates will not be adversely affected; the only adverse consequence of refusing or withdrawing the Participant’s consent is that the Company would not be able to grant Awards to the Participant or administer or maintain such Awards. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the
Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
10.COMPLIANCE WITH LAW.
The Company will seek to obtain from each regulatory commission or agency, as may be deemed necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable
Law.
11.SEVERABILITY.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

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12.TERMINATION OF THE PLAN.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
13.DEFINITIONS.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which
“parent” or “subsidiary” status is determined within the foregoing definition.
(b)“Applicable Law” means the Code and any applicable U.S. or non-U.S. securities, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as The Nasdaq Stock Market LLC, the New York Stock Exchange or the
Financial Industry Regulatory Authority, Inc.).
(c)“Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an
Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR or any Other
Award).
(d)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a
Participant along with the Grant Notice.
(e)“Board” means the board of directors of the Company (or its designee). Any decision or determination made by the
Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(f)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the
Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting
Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(g)“Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or intentional falsification of any Company or Affiliate documents or records; (ii) the
Participant’s material failure to abide by the Company’s Code of Conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct and policies of any Affiliate, as applicable); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or any of its Affiliates (including, without limitation, the
Participant’s improper use or disclosure of Company or Affiliate confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on the Company’s or its Affiliate’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company (or its Affiliate, as applicable) of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and the Company (or its Affiliate, as applicable), which breach is not cured pursuant to the terms of such agreement;
or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company (or its Affiliate, as applicable). The determination that a termination of the Participant’s Continuous
Service is either for Cause or without Cause will be made by the Board with respect to Participants who are

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executive officers of the Company or members of the Board and by the Company’s Chief Executive Officer or his or
her designee with respect to all other Participants. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such
Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(h)“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company,
(B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other
Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or
(C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a
Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the
Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;
(iv)there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, at least 50%
of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(v)during any period of 12 consecutive months, individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the
Incumbent Board and that no individual initially elected or nominated as a member of the Board as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board (a “Proxy
Contest”), including by reason of any agreement intended to avoid or settle any Proxy Contest, shall be considered to be a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the
Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement

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between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to
Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(i)“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(j)“Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(k)“Common Stock” means the common stock, par value $0.001 per share, of the Company.
(l)“Company” means CareDx, Inc., a Delaware corporation, and any successor corporation thereto.
(m)“Compensation Committee” means the Compensation Committee of the Board.
(n)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.
Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Registration Statement on Form S-8 under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(o)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an
Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the
Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an
Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the
Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether
Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the
Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as
Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the
Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with
Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(p)“determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(q)“Director” means a member of the Board.
(r)“Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity after accounting for reasonable accommodations (if applicable and required by Applicable Law) by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3)
of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(s)“Effective Date” means the date on which the Company’s stockholders approve the adoption of the Plan.
(t)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the
Plan.

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(u)“Employer” means the Company or the Affiliate that employs the Participant.
(v)“Entity” means a corporation, partnership, limited liability company or other entity.
(w)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(x)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d)
of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the
Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company,
(iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an
Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their
Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d)
or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the
Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(y)“Exchange Program” means a program subject to stockholder approval as set forth in Section 7(b)(ix) under which
(i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Board or the Committee, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The
Board or the Committee will determine the terms and conditions of any Exchange Program in its sole discretion.
(z)“Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common
Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)if the Common Stock is listed on any established stock exchange or traded on any established market, the Fair
Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable;
(ii)if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists; or
(iii)in the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market
Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(aa)“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) U.S. or non-U.S. federal, state, local, municipal, or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-
regulatory organization (including The Nasdaq Stock Market LLC, the New York Stock Exchange, and the
Financial Industry Regulatory Authority, Inc.).
(bb)“Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the
Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(cc) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(dd)“Materially Impair” means any amendment to the terms of the Award that materially adversely affects the
Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been
Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award:
(i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be

A-18 | 2026 Proxy Statement	CareDx Inc.
Appendix A
exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the
Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(ee)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act
(“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(ff)“Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(gg)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange
Act.
(hh)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common
Stock granted pursuant to the Plan.
(ii)“Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common
Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option,
Nonstatutory Stock Option, SAR, Restricted Stock Award or RSU Award.
(jj)“Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(kk)“Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have
“Owned,” to be the “Owner” of or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ll)“Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(mm)“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the
Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such
Performance Goals may include (but is not limited to) any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin
(including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit;
workforce diversity; growth of net income or operating income; billings; pre-clinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity;
corporate governance and compliance; product commercialization; intellectual property; personnel matters;
progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical study (including the treatment phase);
announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-
Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and

CareDx Inc.	2026 Proxy Statement | A-19
Appendix A
communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions
(including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors)); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board.
(nn)“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the
Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-
wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the
Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance
Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a
Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance
Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance
Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
(oo)“Performance Period” means the period of time selected by the Board over which the attainment of one or more
Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(pp) “Plan” means this CareDx, Inc. 2024 Equity Incentive Plan, as amended from time to time.
(qq)“Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
(rr)“Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous
Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(ss)“Restricted Stock Award” or “RSA” means an Award of shares of Common Stock granted pursuant to the terms and conditions of Section 5(a).
(tt)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a
Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted
Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(uu)“RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

A-20 | 2026 Proxy Statement	CareDx Inc.
Appendix A
(vv)“RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU
Award Agreement will be subject to the terms and conditions of the Plan.
(ww)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(xx)“Rule 405” means Rule 405 promulgated under the Securities Act.
(yy)“Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(zz)“Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the
Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(aaa)“Securities Act” means the U.S. Securities Act of 1933, as amended.
(bbb)“Share” means a share of Common Stock, as adjusted in accordance with Section 6 of the Plan.
(ccc)“Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(ddd)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(eee)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding
Common Stock having ordinary voting power to elect a majority of the board of directors of such corporation
(irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(fff)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the
Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the
Company or any Affiliate.
(ggg)“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber
Company shares, as in effect from time to time.
Amendment No. 1 to the CareDx, Inc. 2024 Equity Incentive Plan (April 23, 2025)
This Amendment No 1. (this “Amendment”) to the CareDx, Inc. 2024 Equity Incentive Plan (the “Plan”) was
adopted by the Board of Directors (the “Board”) of CareDx, Inc. (the “Company”), and following the Board’s approval of this
Amendment as of the date first written above, will be effective as of the date on which this Amendment is approved by the stockholders of the Company (the “Amendment Effective Date”).
WHEREAS, the Company maintains the Plan, and pursuant to Section 7(b) of the Plan, the Board is authorized to amend the Plan;
WHEREAS, the Board desires to amend the Plan to increase the number of shares of the Company’s Common
Stock reserved and available for issuance thereunder; and
WHEREAS, following approval by the Board, this Amendment will become effective as of and contingent upon approval by the Company’s stockholders and if, for any reason, the Company’s stockholders fail to approve this
Amendment, this Amendment shall be void ab initio and the existing Plan shall continue in full force and effect.
NOW, THEREFORE, the Plan is hereby amended as follows, subject to and effective upon the Amendment
Effective Date:

CareDx Inc.	2026 Proxy Statement | A-21
Appendix A
1.Capitalized Terms. Capitalized terms that are not defined in this Amendment shall have the meanings ascribed thereto in the Plan.
2.Amendments to the Plan.
i.Section 2(a) of the Plan is hereby amended in its entirety to read as follows:
“(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to
Awards will not exceed 5,100,000 shares.”
ii.Section 2(b) of the Plan is hereby amended in its entirety to read as follows:
“(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of
Common Stock that may be issued pursuant to the exercise of Incentive Stock
Options is 5,100,000 shares.”
3.Ratification and Confirmation. Except as specifically amended by this Amendment, the Plan is hereby ratified and confirmed in all respects and remains valid and in full force and effect.
4.Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of
Delaware, without reference to the principles of conflicts of laws thereof.
5.Headings. Section headings are for convenience only and shall not be considered a part of this Amendment.
*      *      *
Adopted by the Board of Directors (contingent on approval by the Stockholders) on April 24, 2024 and
Approved by the Stockholders on June 13, 2024
As Amended by Amendment No. 1 on June 12, 2025

B-1 | 2026 Proxy Statement	CareDx Inc.
Appendix B
Amendment No. 2 to the CareDx, Inc. 2024 Equity Incentive Plan
April 21, 2026
This Amendment No 2. (this “Amendment”) to the CareDx, Inc. 2024 Equity Incentive Plan (the “Plan”) was
adopted by the Board of Directors (the “Board”) of CareDx, Inc. (the “Company”), and following the Board’s approval of this
Amendment as of the date first written above, will be effective as of the date on which this Amendment is approved by the stockholders of the Company (the “Amendment Effective Date”).
WHEREAS, the Company maintains the Plan, and pursuant to Section 7(b) of the Plan, the Board is authorized to amend the Plan;
WHEREAS, the Board desires to amend the Plan to increase the number of shares of the Company’s Common
Stock reserved and available for issuance thereunder; and
WHEREAS, following approval by the Board, this Amendment will become effective as of and contingent upon approval by the Company’s stockholders and if, for any reason, the Company’s stockholders fail to approve this
Amendment, this Amendment shall be void ab initio and the existing Plan shall continue in full force and effect.
NOW, THEREFORE, the Plan is hereby amended as follows, subject to and effective upon the Amendment
Effective Date:
1.Capitalized Terms. Capitalized terms that are not defined in this Amendment shall have the meanings ascribed thereto in the Plan.
2.Amendments to the Plan.
i.Section 2(a) of the Plan is hereby amended in its entirety to read as follows:
“(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to
Awards will not exceed 6,700,000 shares.”
ii.Section 2(b) of the Plan is hereby amended in its entirety to read as follows:
“(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of
Common Stock that may be issued pursuant to the exercise of Incentive Stock
Options is 6,700,000 shares.”
3.Ratification and Confirmation. Except as specifically amended by this Amendment, the Plan is hereby ratified and confirmed in all respects and remains valid and in full force and effect.
4.Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of
Delaware, without reference to the principles of conflicts of laws thereof.
5.Headings. Section headings are for convenience only and shall not be considered a part of this Amendment.
Adopted by the Board of Directors (contingent on approval by the Stockholders) on April 21, 2026
                                                                                                        Approved by the Stockholders on

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94362-P49930 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CAREDX, INC.

The Board of Directors recommends you vote FOR each of the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Fred E. Cohen, M.D., D. Phil
02) R. Bryan Riggsbee
03) Suresh Gunasekaran
04) Michael D. Goldberg
05) John W. Hanna

The Board of Directors recommends you vote "FOR" proposals 2, 3 and 5. In connection with proposal 4, the Board recommends you vote FOR "1 Year" (annual vote) regarding the frequency of future advisory votes on the compensation of our named executive officers.

	1 Year	2 Years	3 Years	Abstain
4. To vote, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

	For	Against	Abstain
5. Approval of an amendment to the 2024 Equity Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

You are cordially invited to attend our 2026 Annual Meeting of Stockholders, to be held virtually via live webcast at http://www.virtualshareholdermeeting.com/CDNA2026 at 10:00 a.m. Pacific Time on June 11, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V94363-P49930

CAREDX, INC.
Annual Meeting of Stockholders
June 11, 2026 10:00 a.m. Pacific Time
This proxy is solicited on behalf of the Board of Directors of CareDx, Inc.

This proxy is governed by the laws of the State of Delaware.

The undersigned stockholder(s) hereby appoint(s) John W. Hanna and Keith Kennedy or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of CAREDX, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Time on June 11, 2026 virtually via live webcast at http://www.virtualshareholdermeeting.com/CDNA2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 ON THE REVERSE SIDE, AND "FOR" PROPOSALS 2, 3 AND 5. IN CONNECTION WITH PROPOSAL 4, THIS PROXY WILL BE VOTED FOR "1 YEAR" (ANNUAL VOTE) REGARDING THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Continued and to be signed on reverse side